EXHIBIT 10.1

Confidential Treatment
Requested Pursuant to Rule 24b-2

A330-900neo

P U R C H A S E   A G R E E M E N T

B E T W E E N

A I R B U S  S.A.S.

as Seller

A N D

AIR LEASE CORPORATION

as Buyer

Reference :    CLC-CT1405166/

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C O N T E N T S

CLAUSES	TITLES

0	DEFINITIONS

1	SALE AND PURCHASE

2	SPECIFICATION

3	PRICES

4	PRICE REVISION

5	PAYMENTS

6	MANUFACTURE PROCEDURE - INSPECTION

7	CERTIFICATION

8	TECHNICAL ACCEPTANCE

9	DELIVERY

10	EXCUSABLE DELAY

11	INEXCUSABLE DELAY

12	WARRANTIES AND SERVICE LIFE POLICY

13	PATENT AND COPYRIGHT INDEMNITY

14	TECHNICAL DATA AND SOFTWARE SERVICES

15	SELLER REPRESENTATIVES SERVICES

16	TRAINING SUPPORT AND SERVICES

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

18	BUYER FURNISHED EQUIPMENT

19	INDEMNIFICATION AND INSURANCE

20	TERMINATION

21	ASSIGNMENTS AND TRANSFERS

22	MISCELLANEOUS PROVISIONS

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C O N T E N T S

EXHIBITS	TITLES

Exhibit A	SPECIFICATION

Exhibit B1	FORM OF A SPECIFICATION CHANGE NOTICE
Exhibit B2	FORM OF A MANUFACTURER SPECIFICATION CHANGE NOTICE

Exhibit C	AIRCRAFT PRICE REVISION FORMULA

Exhibit D	FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit E	FORM OF BILL OF SALE

Exhibit F	SERVICE LIFE POLICY – LIST OF ITEMS

Exhibit G	TECHNICAL DATA INDEX

Exhibit H	MATERIAL SUPPLY AND SERVICES

Exhibit I	LICENSES AND ON LINE SERVICES

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A330-900neo PURCHASE AGREEMENT

This A330-900 Purchase Agreement (the “Agreement”) is made this 3rd day of March 2015.

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

AIR LEASE CORPORATION a corporation organised and existing under the laws of the State of Delaware, U.S.A. having its principal place of business at  2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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0                                                                                       DEFINITIONS

For all purposes of this Agreement, except as otherwise expressly provided, the following terms will have the following meanings:

Affiliate – means (a) with respect to the Buyer, any other person or entity directly or indirectly controlling, controlled by or under common control with the Buyer; and (b) with respect to the Seller, any other person or entity involved in the manufacture, product support, leasing or financing of Airbus Aircraft, where such person or entity is directly or indirectly controlling, controlled by or under common control with the Seller.

AirbusWorld - as defined in Clause 14.10.1.

Aircraft - any or all of the twenty-five (25) firm Airbus A330-900neo Aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the Airframe and all components, equipment, furnishings, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon Delivery.

Aircraft Training Services - all flight support services including but not limited to any and all training courses, flight training, flight assistance, line training, line assistance and more generally all flights of any kind performed by the Seller, its agents, employees or subcontractors, and maintenance support, maintenance training (including Practical Training), training support of any kind performed on aircraft and provided to the Buyer pursuant to this Agreement.

Airframe - any Aircraft, excluding the Propulsion Systems therefor.

ATA Specification - recommended specifications developed by the Air Transport Association of America reflecting consensus in the commercial Aviation industry on accepted means of communicating information, conducting business, performing operations and adhering to accepted practices.

Aviation Authority - when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.

A330-200 Standard Specification - means the A330-200 standard specification document Number G.000.02000, issue 6.0 dated 31st July 2014.

A330-300 Standard Specification - means the A330-300 standard specification document Number G.000.03000, issue 9.0 dated 31st July 2014.

A330 Standard Specification - means individually or collectively the A330-200 Standard Specification or the A330-300 Standard Specification, as applicable.

A330-800neo Aircraft or A330-800neo - means an A330-200 type aircraft incorporating the New Engine Option Changes, to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery.

A330-900neo Aircraft or A330-900neo - means an A330-300 type aircraft incorporating the New Engine Option Changes, to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the Airframe, the

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Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery.

A330neo Aircraft or A330neo - means individually or collectively the A330-800neo Aircraft or the A330-900neo Aircraft.

A330-800neo Standard Specification - as defined in Clause 2.1.2.1.

A330-900neo Standard Specification - as defined in Clause 2.1.2.1.

A330neo Standard Specification - means individually or collectively the A330-800neo Standard Specification or the A330-900neo Standard Specification, as applicable.

Aircraft Base Price – as defined in Clause 3.1.

Aircraft Price Revision Formula - the price revision formula set forth in Exhibit C.

Balance of the Final Price - as defined in Clause 5.4.

Bill of Sale - as defined in Clause 9.2.2.

Business Day - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken.

Buyer Furnished Equipment (BFE) - as defined in Clause 18.1.1.1.

BFE Engineering Definition – has the meaning set out in Clause 18.1.2

Certificate of Acceptance - as defined in Clause 8.3.

Commitment Fee - the commitment fee amounts described in Clause 5.2.

Contractual Definition Freeze or CDF – means in relation to any Aircraft, the date by which the contractual definition of an Aircraft must be finalized and all SCNs need to have been executed by the Buyer in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month.

Customization Milestones Chart - as defined in 2.4.1.

Declaration of Design and Performance or DDP - the documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation as well as all the relevant certification requirements.

Delivery - the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date - the date on which Delivery occurs.

Delivery Location - the facilities of the Seller at the location of final assembly of the Aircraft.

Development Changes - as defined in Clause 2.2.2.

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EASA - European Aviation Safety Agency or any successor thereto.

Excusable Delay - as defined in Clause 10.1.

Export Certificate of Airworthiness - an export certificate of airworthiness and/or Statement of Conformity issued by the Aviation Authority of the Delivery Location.

FAA - the U.S. Federal Aviation Administration, or any successor thereto.

Final Price - as defined in Clause 3.2.

Goods and Services - any goods (excluding Aircraft and SCNs) and services that may be purchased by the Buyer from the Seller or its designee.

Inexcusable Delay - as defined in Clause 11.1.

Inhouse Warranty Labor Rate – as defined in Clause 12.1.7.5(b)

Initial Operator - the first operator of an Aircraft following Delivery to it hereunder.

Manufacture Facilities - means the various manufacture facilities of the Seller, its Affiliates or any subcontractor, where the Airframe or its parts are manufactured or assembled.

Manufacturer Specification Change Notice (MSCN) - as defined in Clause 2.2.2.1.

Material – has the meaning as defined in Clause 1.2 of Exhibit H.

NEO Specification Freeze - has the meaning set out in Clause 2.1.2.1.

New Engine Option or NEO - has the meaning set out in Clause 2.1.2.1.

New Engine Option Changes - has the meaning set out in Clause 2.1.2.1.

Option Catalogues - means the Seller’s catalogues of specification change options.

Other Agreement – as defined in Clause 5.12.1

Predelivery Payment - any of the payments made or to be made pursuant to Clause 5.3.

Predelivery Payment Reference Price - as defined in Clause 5.3.2.

Propulsion Systems - as set forth in Clause 2.3.

Propulsion Systems Manufacturer - means the manufacturer of the Propulsion Systems as set out in Clause 2.3.

Ready for Delivery – with respect to any Aircraft, the time when (i) the Technical Acceptance Process has been completed in accordance with Clause 8 and (ii) all technical conditions required for the issuance of the Export Certificate of Airworthiness and/or Statement of Conformity, as applicable, have been satisfied.

Relevant Amounts – as defined in Clause 5.12.1

Scheduled Delivery Month - as defined in Clause 9.1.

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Seller’s Representatives - the representatives of the Seller referred to in Clause 15.

Seller’s Representatives Services – the services provided by the Seller to the Buyer and from the Buyer to the Seller pursuant to Clause 15.

Seller Service Life Policy - as defined in Clause 12.2.

Sharklets - means a new large wingtip device, designed to enhance the eco-efficiency and payload range performance of the A330neo aircraft type, and which are fitted on the A330neo Aircraft and are part of the New Engine Option Changes.

Spare Parts – the items of equipment and material that may be provided pursuant to Exhibit H.

Specification – either (a) the Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the Standard Specification as amended by all applicable SCNs.

Specification Change Notice (SCN) - as defined in Clause 2.2.1.

Standard Specification - means, individually or collectively the A330neo Standard Specification(s).

Supplier - any supplier of Supplier Parts.

Supplier Part - as defined in 12.3.1.2.

Supplier Product Support Agreement - as defined in 12.3.1.3.

Taxes – as defined in Clause 5.5.3

Technical Acceptance Process – as defined in Clause 8.1.1

Technical Data - as defined in Clause 14.1.

Termination Event - as defined in Clause 20.1.

Total Loss - as defined in Clause 10.4

Training Conference - as defined in Clause 16.1.3.

Type Certificate - as defined in Clause 7.1

Warranted Part - as defined in Clause 12.1.1.

The definition of a singular in this Clause 0 will apply to plurals of the same words.

Except as provided in Clause 22.6.4, references in this Agreement to an exhibit, schedule, article, section, subsection or clause refer to the appropriate exhibit or schedule to, or article, section, subsection or clause in this Agreement.

Each agreement defined in this Clause 0 will include all appendixes, exhibits and schedules thereto. If the prior written consent of any person is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and the consent of each such person is obtained, references in this Agreement to such agreement will be to such agreement as so amended, restated, supplemented or modified.

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References in this Agreement to any statute will be to such statute as amended or modified and in effect at the time any such reference is operative.

The term “including” when used in this Agreement means “including without limitation” except when used in the computation of time periods.

Technical and trade terms not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

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1                            SALE AND PURCHASE

The Seller will sell and deliver to the Buyer, and the Buyer will purchase and take delivery of the Aircraft from the Seller, subject to the terms and conditions contained in this Agreement.

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2                            SPECIFICATION

2.1                        Aircraft Specification

2.1.1                    A330neo Aircraft Standard Specification

The A330neo Aircraft specification is based on a combination of the standard specification(s) set forth hereunder (each an “A330 Standard Specification”) and the New Engine Option Changes as set out in Clause 2.1.2 below.

Aircraft Type	Standard Specification Document Reference
A330-800neo	A330-200 Standard Specification
A330-900neo	A330-300 Standard Specification

2.1.2                                                             New Engine Option

2.1.2.1                                                 The Seller is currently developing a new engine option (the “New Engine Option” or “NEO”), applicable to the A330-200 and A330-300 aircraft. Hence, the specification of the A330neo Aircraft will be derived from the current respective A330-200 Standard Specification and A330-300 Standard Specification and based on the new sole source Propulsion Systems, as set forth in Clause 2.3 below, and the Sharklets, as well as wing span extension, aerodynamic adaptations of the wing and wing-to-fuselage junction, required airframe structural modifications and aircraft systems and software adaptations required to operate such A330neo Aircraft; in the case of the A330-900neo, the A330neo Aircraft will also include a fuel centre tank (collectively the “New Engine Option Changes”).

Consequently, the implementation of these New Engine Option Changes is hereby irrevocably accepted by the Buyer and will be reflected in the first issue of respectively the A330-800neo aircraft and A330-900neo aircraft standard specification(s) (respectively the “A330-800neo Standard Specification” and the “A330-900neo Standard Specification” and together the “A330neo Standard Specifications”) when the design of each of such A330neo aircraft type will have been frozen (the “NEO Specification Freeze”).

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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2.1.2.2                                                    A330neo Aircraft Weights

The New Engine Option Changes will modify the basic design weights of the respective A330 Standard Specifications, as set forth in paragraph(s) § 03-20.01.00 thereof, as follows:

	A330-800neo	A330-900neo
MTOW (“Maximum Take-off Weight”)	[*]	[*]
MLW (“Maximum Landing Weight”)	[*]	[*]
MZFW (“Maximum Zero Fuel Weight”)	[*]	[*]

[*]

The estimated basic Manufacturer’s Weight Empty (“MWE”) of the respective A330 Standard Specifications, as set forth in paragraph(s) § 13-10.01.00 thereof, will be modified by the New Engine Option Changes as follows:

A330-800neo	A330-900neo
[*]	[*]

It is agreed and understood that all of the weights set forth in this Clause 2.1.2.2 are current development targets and may be updated upon NEO Specification Freeze of the respective A330neo aircraft types [*].

2.1.2.3                                                    Upon their respective issuance, the A330-800neo Standard Specification and the A330-900neo Standard Specification will each automatically supersede the combination of the respective A330 Standard Specifications and the corresponding New Engine Option Changes. The A330-800neo Aircraft and the A330-900neo Aircraft will be manufactured in accordance with Issue 1 of their respective A330neo Standard Specifications, as modified or varied by the Specification Change Notices listed in Appendix 1 to Exhibit A.

2.2                                                                            Specification Amendment

The parties understand and agree that the A330neo Standard Specification(s) may be amended following signature of this Agreement in accordance with the terms of this Clause 2.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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2.2.1                                                                Specification Change Notice

The Specification may be amended by written agreement between the parties in a Specification Change Notice (SCN).  Each SCN will be substantially in the form set out in Exhibit B1 and will set out the SCN’s Aircraft embodiment rank and will also set forth, in detail, the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby and on the text of the Specification. An SCN may result in an adjustment of the Aircraft Base Price, which adjustment, if any, will be specified in the SCN.

2.2.2                                                                Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.

2.2.2.1                                                    Manufacturer Specification Changes Notices

2.2.2.1.1                                     The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which will be substantially in the form set out in Exhibit B2 hereto and will set out the MSCN’s Aircraft embodiment rank as well as, in detail, the particular change to be made to the Specification and the effect, if any, of such change on performance, weight, Aircraft Base Price, Delivery Date of the Aircraft affected thereby and interchangeability or replaceability requirements under the Specification.

2.2.2.1.2                                     Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN will be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Aircraft Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller will notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN will be deemed accepted by the Buyer and the corresponding modification will be accomplished.

2.2.2.2                                                    In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in 2.2.2.1 above, such revision will be performed by the Seller without the Buyer’s consent.

In such cases, the Buyer will have access to the details of such changes through the relevant application in AirbusWorld.

2.3                                                                            Propulsion Systems

The A330neo Aircraft will be equipped with a set of two (2) Rolls-Royce Trent 7000 engines (the “Propulsion Systems”), with an Airbus Equivalent Thrust (AET) of 72,600lbf.

It is agreed and understood that the above thrust rating may be updated at any time until NEO Specification Freeze.

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The above-mentioned Propulsion Systems designation is based upon information received from the Propulsion Systems Manufacturer and remains subject to any modification that might be imposed by the Propulsion Systems Manufacturer on the Seller and/or the Buyer.

2.4                                                                            Milestones

2.4.1                                                                Customization Milestones Chart

Within a reasonable period following signature of the Agreement, the Seller will provide the Buyer with a customization milestones chart (the “Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the Aircraft:

-                   the Buyer needs to take certain decisions and actions;

-                   the Buyer needs to provide certain information and documentation; and

-                   the Buyer shall notify the BFE Suppliers and products selected for BFE; and

-                   the ITCM for such BFE definition shall be held; and

-                   the CDF will occur.

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3                             PRICES

3.1                         Aircraft Base Price

3.1.1                     The Aircraft Base Price is the sum of:

(i)        the base price of the A330neo Aircraft corresponding to the respective A330 Standard Specification(s), the New Engine Option Changes and the design weights as set out in Clause 2.1.2.2 (excluding Buyer Furnished Equipment), which is :

US $ [*]                                                            for the A330-800neo Aircraft

(US dollars [*])

US $ [*]                                                         for the A330-900neo Aircraft

(US dollars [*])

(ii)                    the sum of the  base prices of any and all SCNs set forth in Appendix 1 to Exhibit “A”, which is :

US $ [*]                                                                                                         for the A330-800neo Aircraft

(US dollars [*])

US $ [*]                                                                                                         for the A330-900neo Aircraft

(US dollars [*])

3.1.2                                                             The Aircraft Base Price has been established in accordance with the average economic conditions prevailing in December 2012, January 2013 and February 2013 and corresponding to a theoretical delivery in January 2014 - (the “Base Period”).

3.1.3                                                             Notwithstanding the foregoing, the A330neo programme is still in development at the date hereof and it is understood that the thrust rating defined for the A330neo Propulsion Systems in Clause 2.3 may be revised as per such Clause. In such case, the Seller reserves the right to adjust the respective Aircraft Base Prices upon NEO Specification Freeze.

3.2                                                                            Final Price of the Aircraft:

The Final Price of each Aircraft will be the sum of:

(i)            the Aircraft Base Price as adjusted to the applicable Delivery Date of such Aircraft in accordance with Clause 4; plus

(ii)                                the aggregate of all increases or decreases to the Aircraft Base Price as agreed in any Specification Change Notice or part thereof applicable to the Aircraft subsequent to the date of this Agreement as adjusted to the Delivery Date in accordance with Clause 4; plus

(iii)                             any other amount due by the Buyer to the Seller pursuant to this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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4                            PRICE REVISION

The Aircraft Base Price and the base prices of the SCNs relating to the Aircraft are subject to revision up to and including the Delivery Date in accordance with the Aircraft Price Revision Formula, as set forth in Exhibit “C”.

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5                                                                                        PAYMENT TERMS

5.1                                                                            Seller’s Account

The Buyer will pay the Predelivery Payments, the Balance of the Final Price and any other amount due by the Buyer in immediately available funds in United States dollars to:

Beneficiary Name: AIRBUS

account identification: [*]

with:

BNP PARIBAS
SWIFT: BNPAUS3NXXX
ABA: 026007689
Corporate Banking 787
Seventh Avenue
New York, NY 10019
USA

or to such other account as may be designated by the Seller in writing.

5.2                                                                            Commitment Fee

The Seller acknowledges that it has received from the Buyer a non-refundable commitment fee of US $ [*] (US dollars [*]) for each Aircraft (the “Commitment Fee”). An amount equal to the Commitment Fee paid with respect to an Aircraft will be credited without interest against the first Predelivery Payment for such Aircraft.

5.3                                                                            Predelivery Payments

5.3.1                                                                Predelivery Payments are nonrefundable (although amounts equal to Predelivery Payments may be paid to the Buyer pursuant to Clause 11.3) and will be paid by the Buyer to the Seller for the Aircraft.

5.3.2                                                                The Predelivery Payment Reference Price for an Aircraft to be delivered in calendar year T is determined in accordance with the following formula:

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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5.3.3    Predelivery Payments will be paid according to the following schedule.

Payment Date		Percentage of Predelivery Payment Reference Price
1st Payment	On signature of this Agreement	[*	] %

2nd Payment	On the first day of the [*] month after the signature of the Agreement	[*	] %

No later than the first Business Day of each of the following months:

3rd Payment	- The [*] month before the Scheduled Delivery Month of each Aircraft	[*	] %

4th Payment	- The [*] month before the Scheduled Delivery Month of each Aircraft	[*	] %

5th Payment	- The [*] month before the Scheduled Delivery Month of each Aircraft	[*	] %

6th Payment	- The [*] month before the Scheduled Delivery Month of each Aircraft	[*	] %

7th Payment	- The [*] month before the Scheduled Delivery Month of each Aircraft	[*	] %

TOTAL PAYMENT PRIOR TO DELIVERY		[*	] %

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments will be made upon signature of this Agreement.

5.3.4                                                                The Seller will be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to the obligation (such obligation itself subject to the provisions of Clause 5.6) to deduct an amount equal to Predelivery Payments from the Final Price of the Aircraft, when calculating the Balance of the Final Price of such Aircraft. The Seller will be under no obligation to segregate any Predelivery Payment, or any amount equal thereto, from the Seller’s funds generally.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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5.4                                                                            Payment of Balance of the Final Price of the Aircraft

Before the Delivery Date or concurrent with the Delivery of each Aircraft, the Buyer will pay to the Seller the Final Price of such Aircraft less the amount of Predelivery Payments received for such Aircraft by the Seller (the “Balance of the Final Price”).

The Seller’s receipt of the full amount of all Predelivery Payments and of the Balance of the Final Price of the Aircraft, including any amounts due under Clause 5.8, are a condition precedent to the Seller’s obligation to deliver such Aircraft to the Buyer.

5.5                                                                            Taxes

5.5.1                                                                The amounts stated in this Agreement to be payable by the Buyer are exclusive of value added tax (“VAT”) chargeable under the laws of the country of the Delivery Location and accordingly the Buyer will pay any VAT chargeable in respect of supplies to the Buyer as contemplated by this Agreement.

5.5.2                                                                The Seller will pay all other Taxes, duties or similar charges of any nature whatsoever levied, assessed, charged or collected for or in connection with the manufacture, assembly, sale and delivery of any of the Aircraft, services, instructions and data delivered or furnished under the Agreement provided such charges have been promulgated and are enforceable under the laws of the country of the Delivery Location of the Aircraft.

5.5.3                                                                The Buyer will bear the costs of and pay any and all Taxes, duties or similar charges of any nature whatsoever, not assumed by the Seller under Clause 5.5.2, including but not limited to any duties or Taxes due upon or in relation to the importation or registration of the Aircraft in the Buyer’s or the relevant Operator’s country, as applicable, and/or any withholdings or deductions levied or required in the Buyer’s country in respect of the payment to the Seller of any amount due by the Buyer under this Agreement.

[*]

“Taxes” means any present or future tax, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein.

5.6                                                                            Application of Payments

Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount (whether under this Agreement or under any other agreement between the Buyer and its Affiliates on the one hand and the Seller and its Affiliates on the other hand and whether at the stated maturity of such amount, by acceleration or otherwise) become due and payable by the Buyer or its Affiliates, and not be paid in full in immediately available funds on the date due, then the Seller will have the right to debit and apply, in whole or in part, the Predelivery Payments paid to the Seller by the Buyer against such unpaid amount. The Seller will promptly notify the Buyer in writing after such debiting and

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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application, and the Buyer will immediately pay to the Seller the amount required to comply with Clause 5.3.3.

5.8                                                                            Overdue Payments

5.8.1                                                             If any payment due to the Seller under this Agreement including but not limited to any Predelivery Payment, commitment fee, option fee for the Aircraft as well as any payment due to the Seller for any spare parts, data, documents, training and services, is not received by the Seller on the date or dates due, without prejudice to the Seller’s other rights under this Agreement and at law, the Seller will be entitled to claim from the Buyer, and the Buyer will promptly pay to the Seller upon receipt of such claim, an agreed fixed amount destined to compensate the Seller for the negative consequences, costs, losses and expenses, that the Seller may suffer as a result of such late payment. The amount of such compensation will be calculated using [*] on the amount of such overdue payment, counting from and including the due date of such payment up to  the day prior to the date such payment is received by the Seller. The Seller’s right to receive such interest will be in addition to any other rights of the Seller hereunder or at law.

5.8.2                                                                If [*] Predelivery Payment(s) [*] remains unpaid following the date(s) on which such Predelivery Payment(s) is/(are) due [*] (the “Late Predelivery Payment”); the Seller will have, in addition to any remedy under the Agreement, no obligation to deliver any or all of the Aircraft remaining to be delivered under this Agreement within their respective Scheduled Delivery Month(s). Upon receipt of the full amount of all delayed Predelivery Payments, together with any amount due pursuant to Clause 5.8.1, the Seller will inform the Buyer of new Scheduled Delivery Month(s) consistent with the Seller’s other commitments and production capabilities.

5.9                                                                            Proprietary Interest

Notwithstanding any provision of law to the contrary, the Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any Commitment Fee or Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.10                                                                    Payment in Full

The Buyer’s obligation to make payments to the Seller hereunder will not be affected by and will be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and all such payments will be made without deduction or withholding of any kind. The Buyer will ensure that the sums received by the Seller under this Agreement will be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer will pay such additional amounts to the Seller as may be necessary so that the net

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding.

5.11                                                                    Other Charges

Unless expressly stipulated otherwise, any charges due under this Agreement other than those set out in Clauses 5.2, 5.3 and 5.8 will be paid by the Buyer at the same time as payment of the Balance of the Final Price or, if invoiced after Delivery, within thirty (30) days after the invoice date.

5.12                 Cross-Collateralisation

5.12.1                                                        The Buyer hereby agrees that, notwithstanding any provision to the contrary in this Agreement, in the event that the Buyer should fail to make any material payment owing under this Agreement or under any other [*] agreement [*]  between the Buyer and the Seller and/or any of their respective Affiliates (the “Other Agreement”), the Seller may:

(i)                       withhold payment to the Buyer or its Affiliates of any sums that may be due to or claimed by the Buyer or its Affiliates from the Seller or its Affiliates pursuant to this Agreement or any Other Agreement, including Predelivery Payments, unless or until the default under this Agreement or the Other Agreement is cured or remedied; and

(ii)                    apply any amount of any Predelivery Payment it then holds under this Agreement in respect of any of the Aircraft as well as any other monies held pursuant to any Other Agreement (collectively the “Relevant Amounts”) in such order as the Seller deems appropriate in satisfaction of any amounts due and unpaid by the Buyer or its Affiliates and to compensate for any losses and/or damages the Seller or its Affiliates may suffer as a result of the Buyer’s or its Affiliates’ failure to make payments in a timely manner under this Agreement or any Other Agreement. The Buyer acknowledges that the application of any of the Relevant Amounts as aforesaid may result in the Buyer or its Affiliates being in default (unless such default is otherwise cured or remedied) in relation to the agreement in respect of which such Relevant Amounts were originally granted or required to be paid, as the case may be.

The rights granted to the Seller in the preceding paragraphs (i) and (ii) are without prejudice and are in addition to and will not be deemed a waiver of any other rights and remedies the Seller or its Affiliates may have at law or under this Agreement or any Other Agreement, including the right of set-off.

5.12.2                                                        In the event that the Seller applies any amount of any Predelivery Payment it then holds under this Agreement in respect of any of the Aircraft in satisfaction of the amount due and unpaid by the Buyer or its Affiliates or to compensate for losses and/or damages to the Seller or its Affiliates as a result of the Buyer’s or its Affiliates’ failure to make payment in a timely manner under the Agreement or any Other Agreement, then the Seller will notify the Buyer to that effect. Within three (3)

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Business Days of issuance of such notification, the Buyer will pay by wire transfer of funds immediately available to the Seller the amount of the Predelivery Payment that has been applied by the Seller as set forth above.

Failure of the Buyer to pay such amount in full, will entitle the Seller to (i) collect interest on such unpaid amount in accordance with Clause 5.8.1 hereof from the fourth (4th) Business Day following the Seller’s written request to the Buyer for such payment and (ii) treat such failure as an additional termination event for which the Seller will be entitled to the remedies available under Clause 20.2 of the Agreement.

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6                                                                                        MANUFACTURE PROCEDURE - INSPECTION

6.1                                                                            Manufacture Procedures

The Airframe will be manufactured in accordance with all of the  requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

6.2                                                                            Inspection

6.2.1               Subject to providing the Seller with certificates evidencing compliance with the insurance requirements set forth in Clause 19, the Buyer or its duly authorized representatives (the “Buyer’s Inspector(s)”) will be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe (each an “Inspection”) on the following terms and conditions;

(i)        any Inspection [*] shall be conducted pursuant to the Seller’s system of inspection as developed under the supervision of the relevant Aviation Authority;

(ii)        the Buyer’s Inspector(s) will have access to such relevant technical data as is reasonably necessary for the purpose of the Inspection;

(iii)       any Inspection and any related discussions with the Seller and other relevant personnel by the Buyer’s Inspector(s) will be at reasonable times during business hours and will take place in the presence of the relevant inspection department personnel of the Seller;

(iv)       the Inspections will be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2                                                                Location of Inspections

The Buyer’s Inspector(s) will be entitled to conduct any such Inspection at the relevant Manufacture Facility of the Seller or the Affiliates and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller will be allowed reasonable time to make the relevant items available elsewhere.

6.3                                                                            Seller’s Service for Buyer’s Inspector(s)

For the purpose of the Inspections, and starting from a mutually agreed date until the Delivery Date, the Seller will furnish without additional charge suitable space and office equipment in or conveniently located with respect to the Delivery Location for the use of a reasonable number of Buyer’s Inspector(s).

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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7                                                                                        CERTIFICATION

Except as set forth in this Clause 7, the Seller will not be required to obtain any certificate or approval with respect to the Aircraft.

7.1                                                                            Type Certification

The Aircraft will have been type certificated  under EASA and FAA procedures for certification in the transport category. The Seller will obtain or cause to be obtained the relevant  type certificate (the “Type Certificate”) to allow the issuance of the Export Certificate of Airworthiness, or as Aircraft are to be registered in a Member State of the European Community, the Statement of Conformity.

7.2                                                                            Export Certificate of Airworthiness

The Aircraft will be delivered to the Buyer with an Export Certificate of Airworthiness and/or with a Statement of Conformity, as applicable.

Subject to the provisions of Clause 7.3, the Aircraft will be delivered to the Buyer with an Export Certificate of Airworthiness and in a condition enabling the Buyer to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 and Part 26 of the US Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the Food and Drug Administration. However, the Seller will have no obligation to make and will not be responsible for any costs of alterations or modifications to such Aircraft to enable such Aircraft to meet FAA Part 121 and Part 129 or U.S. Department of Transportation requirements for specific operation on the Buyer’s and/or Initial Operator’s routes, whether before, at or after Delivery of any Aircraft. [*]

7.3                                                                            Specification Changes before Aircraft Ready for Delivery

7.3.1                If, any time before the date on which the Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued by the EASA that requires any change to the Specification for the purposes of obtaining the Export Certificate of Airworthiness or issuing the Statement of Conformity (a “Change in Law”), the Seller will make the required modification and the parties hereto will sign an SCN or MSCN which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery, price of the Aircraft and text of the Specification.

7.3.2                The Seller will as far as practicable, but at its sole discretion and without prejudice to Clause 7.3.3(ii), take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the applicable Aircraft is Ready for Delivery.

7.3.3                                                               The cost of implementing the required modifications referred to in Clause 7.3.1 will be:

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]

7.3.4                                                                Notwithstanding the provisions of Clause 7.3.3, if a Change in Law relates to an item of BFE or to the Propulsion Systems the costs related thereto will be borne in accordance with such arrangements as may be made separately between the Buyer and the manufacturer of the BFE or the Propulsion Systems, as applicable, and the Seller will have no obligation with respect thereto.

7.4                                                                            Intentionally left blank

7.5                                                                           Validation of Export Airworthiness Certificate or Statement of Conformity

7.5.1                                                               The Seller shall provide its best reasonable efforts to obtain the validation of the Type Certificate by the Buyer’s or the Initial Operator’s Aviation Authority.

Upon the Buyer’s request, to be provided to the Seller with adequate notice and no later than [*] months prior the Aircraft Delivery, the Seller shall identify the changes that may be required in order for an Aircraft to be eligible for a standard airworthiness certificate to be issued by the airworthiness authority designated by the Buyer for the registration of such Aircraft (the “Designated Airworthiness Authority”).

7.5.2                Where the Buyer’s or the Initial Operator’s Designated Airworthiness Authority requires a modification to comply with additional import aviation operational requirements and/or supply of additional data prior to the issuance of the Export Airworthiness Certificate, the Seller shall incorporate such modification at costs to be borne by the Buyer and/or provide any such services/data at no charge to the Buyer. The parties shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery and price of the Aircraft.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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8                                                                                        TECHNICAL ACCEPTANCE

8.1                                                                            Technical Acceptance Process

8.1.1                Prior to Delivery, the Aircraft will undergo a technical acceptance process developed by the Seller (the “Technical Acceptance Process”). Completion of the Technical Acceptance Process will demonstrate the satisfactory functioning of the Aircraft and will be deemed to demonstrate compliance with the Specification. Should it be established that the Aircraft does not comply with the Technical Acceptance Process requirements, the Seller will without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance.

8.1.2                                                                The Technical Acceptance Process will:

(i)                                   commence on a date notified by the Seller to the Buyer by no less than ten (10) days’ notice,

(ii)                                take place at the Delivery Location,

(iii)                             be carried out by the personnel of the Seller, and

(iv)                           include a technical acceptance flight that will not exceed three (3) hours (the “Technical Acceptance Flight”), [*].

8.2                                                                            Buyer’s Attendance

8.2.1                                                                The Buyer will be entitled to attend the Technical Acceptance Process and notification of the start of such Technical Acceptance Process will be done in accordance with Clause 9.1.2.

8.2.2                                                                If the Buyer elects to attend the Technical Acceptance Process, the Buyer:

(i)           will comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within six (6) Business Days, and

(ii)          may have a maximum of [*] of its representatives [*] accompany the Seller’s representatives on the Technical Acceptance Flight, during which the Buyer’s representatives will comply with the instructions of the Seller’s representatives.

8.2.3                If the Buyer does not attend or fails to cooperate in the Technical Acceptance Process, the Seller will be entitled to complete the Technical Acceptance Process and the Buyer will be deemed to have accepted that the Technical Acceptance Process has been satisfactorily completed, in all respects.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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8.3                                                                            Certificate of Acceptance

Upon successful  completion of the Technical Acceptance Process, the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”).

8.4                                                                            Finality of Acceptance

The Buyer’s signature of the Certificate of Acceptance for the Aircraft will constitute waiver by the Buyer of any right it may have, under the Uniform Commercial Code as adopted by the State of New York or otherwise, to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5                                                                            Aircraft Utilization

The Seller will, without payment or other liability, be entitled to use the Aircraft before Delivery as may be necessary to obtain the certificates required under Clause 7. Such use will not relieve the Buyer of or otherwise in any manner affect its obligation to accept Delivery hereunder.

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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9                                                                                        DELIVERY

9.1                                                                            Delivery Schedule

9.1.1                                                                Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location as follows:

Aircraft N°	Aircraft Model	Delivery Month
Aircraft N°1	A330-900neo	[*] 2018
Aircraft N°2	A330-900neo	[*]
Aircraft N°3	A330-900neo	[*]
Aircraft N°4	A330-900neo	[*]
Aircraft N°5	A330-900neo	[*]
Aircraft N°6	A330-900neo	[*]
Aircraft N°7	A330-900neo	[*]
Aircraft N°8	A330-900neo	[*]
Aircraft N°9	A330-900neo	[*]
Aircraft N°10	A330-900neo	[*]
Aircraft N°11	A330-900neo	[*]
Aircraft N°12	A330-900neo	[*]
Aircraft N°13	A330-900neo	[*]
Aircraft N°14	A330-900neo	[*]
Aircraft N°15	A330-900neo	[*]
Aircraft N°16	A330-900neo	[*]
Aircraft N°17	A330-900neo	[*]
Aircraft N°18	A330-900neo	[*]
Aircraft N°19	A330-900neo	[*]
Aircraft N°20	A330-900neo	[*]
Aircraft N°21	A330-900neo	[*]
Aircraft N°22	A330-900neo	[*]
Aircraft N°23	A330-900neo	[*]
Aircraft N°24	A330-900neo	[*]
Aircraft N°25	A330-900neo	[*] 2022

Each of such months will be, with respect to the corresponding Aircraft, the “Scheduled Delivery Month”.

9.1.2                                                                [*]

9.1.3                                                                [*]

9.2                                                                            Delivery Process

9.2.1                                                                The Buyer will send its representatives to the Delivery Location to take Delivery of and collect the Aircraft within seven (7) days after the date on which the Aircraft is Ready for Delivery, and will pay the Balance of the Final Price on or before the Delivery Date.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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9.2.2                                                                The Seller will deliver and transfer good title to the Aircraft to the Buyer free and clear of all encumbrances (except for any liens or encumbrances created by or on behalf of the Buyer) provided that the Balance of the Final Price of such Aircraft has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller will provide the Buyer with a bill of sale in the form of Exhibit E (the “Bill of Sale”) and/or such other documentation confirming transfer of title and receipt of the Final Price of the Aircraft as may reasonably be requested by the Buyer. Title to and risk of loss of or damage to the Aircraft will pass to the Buyer contemporaneously with the delivery by the Seller to the Buyer of such Bill of Sale.

9.2.3                                                                If, by the time specified in Clause 9.2.1, the Buyer fails to (i) deliver the signed Certificate of Acceptance to the Seller, or (ii) pay the Balance of the Final Price of the Aircraft to the Seller and collect the Aircraft, then the Buyer will be deemed to have rejected Delivery wrongfully when the Aircraft was duly tendered to the Buyer hereunder. If such a deemed rejection arises, and in addition to the remedies of Clause 5.8.1, (a) the Seller will retain title to the Aircraft, and (b) the Buyer will indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from the Buyer’s rejection (including but not limited to risk of loss of or damage to the Aircraft), it being understood that the Seller will be under no duty to the Buyer to store, park, insure or otherwise protect the Aircraft. These rights of the Seller will be in addition to the Seller’s other rights and remedies under this Agreement.

9.3                                                                            Flyaway

9.3.1                                                                The Buyer and the Seller will cooperate to obtain any licenses that may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2                                                                All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyer or the Initial Operator as applicable. The Buyer or the Initial Operator as applicable will make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

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10                   EXCUSABLE DELAY AND TOTAL LOSS

10.1                                                                    The Seller and any Affiliate of the Seller will not be responsible or be deemed to be in default of its obligations under this Agreement on account of delays in delivery or failure to deliver or other delays or failures in the performance of this Agreement, any part hereof, due to causes reasonably beyond the Seller’s control or not occasioned by the Seller’s fault or negligence of which Seller has notified Buyer in accordance with this sub-Clause 10.1 (“Excusable Delay”), including but not being limited to: acts of God or the public enemy, natural disasters, fires, floods, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities or regulations or orders affecting allocation of materials or facilities or a completed Aircraft; war, civil war and warlike operations, terrorism, insurrection or riots; strikes or labor troubles causing cessation, slow down or interruption of work; delay after due and timely diligence in obtaining any airworthiness or type certification; inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation. It is expressly understood and agreed that (i) any delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment or (ii) any delay caused by the Buyer’s negligence or the Buyer’s fault will each constitute Excusable Delay for the Seller. The Seller will as soon as practicable after becoming aware of any delay falling within the provisions of this sub-Clause 10.1 (i) exert all reasonable best efforts to minimize the effects of such occurrence, (ii) notify the Buyer of such delay and of the probable extent thereof and (iii) subject to the following provisions, as soon as practicable after the removal of the cause or causes for delay notify Buyer of the actual extent of the delay and resume the performance of those obligations affected under this Agreement. Seller will use due and timely diligence and all reasonable efforts to remove the cause or causes for delay.

10.2                                                                    In the event that the delivery of an Aircraft will be delayed by reason of an Excusable Delay for a period of more than [*] after the end of the calendar month in which delivery is otherwise required hereunder, [*] will be entitled to terminate this Agreement with respect to such Aircraft upon notice given to [*] within thirty (30) days after the expiration of such [*] period. In the event such delay will continue for an additional [*] period after the expiration of such [*] period, [*] will have the option to terminate this Agreement with respect to such Aircraft upon notice given to [*] within thirty (30) days after the end of such additional [*] period. Such termination will discharge all obligations and liabilities of the parties hereunder with respect to such Aircraft, [*]. Notwithstanding the provisions of Clause 19, the Buyer will not be entitled [*] to terminate this Agreement as to any Aircraft under this Clause 10 by reason of an Excusable Delay if such delay is caused by the negligence or fault of the Buyer or its representatives.

10.3                                                                  If the Seller concludes, based on its appraisal of the facts, that, due to Excusable Delay, delivery of an Aircraft will be delayed for a period of more than [*] after the

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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end of the calendar month in which delivery is otherwise required (unless the Seller concludes that, by reason of any Excusable Delay, delivery of such Aircraft will not occur), and as a result thereof in good faith and in accordance with its normal scheduling procedures internally reschedules delivery of such Aircraft to a date reflecting such delays, the Seller will notify the Buyer in writing of such delay and rescheduling or, as the case may be, of such non-delivery, (i) in the event of such delay or non-delivery, Buyer may terminate this Agreement or (ii) in the event of such non-delivery Seller may terminate this Agreement as to such Aircraft in each case by giving written notice to the other party within thirty (30) days after receipt by the Buyer of such notice of anticipated delay. Such termination will discharge all obligations and liabilities of the Buyer and Seller hereunder to the extent related to such Aircraft, [*]. Notwithstanding the provisions of Clause 19, the Buyer will not be entitled to [*] terminate this Agreement as to any Aircraft under this Clause 10 by reason of an Excusable Delay if such delay is caused by the negligence or fault of the Buyer or its representative.

10.4                                                                    If, following notice of an anticipated delay under sub-Clause 10.3, this Agreement, with respect to the affected Aircraft, is not terminated in accordance with the provisions of such sub-Clause, then the time of delivery otherwise required hereunder will be extended by a period equal to the delay specified in such notice.

10.5                                                                    If an event occurs prior to delivery of an Aircraft which could result in such Aircraft being lost, destroyed or damaged beyond economic repair (“Total Loss”), the Seller will immediately notify Buyer of the occurrence of such event with the understanding that the Seller is still making its determination of what consequences such event has on the Aircraft. Should the Aircraft be subject to a Total Loss prior to delivery further to such event, a further notice will specify the earliest date reasonably possible, consistent with the Seller’s other contractual commitments and production capabilities, by which the Seller would be able to deliver a replacement for such Aircraft. This Agreement will terminate as to such Aircraft unless the Buyer gives the Seller written notice, within forty-five (45) days after receipt by the Buyer of the notice from the Seller of such Total Loss, that the Buyer desires the Seller to manufacture and deliver to the Buyer a replacement for such Aircraft. If the Buyer gives such notice to the Seller, the Seller will manufacture and deliver to the Buyer, at the earliest date reasonably possible consistent with the Seller’s other contractual commitments and production capabilities, an aircraft to replace the Aircraft subject to Total Loss, and the parties will execute an amendment to the Agreement to which such Aircraft subject to Total Loss related to evidence the delivery date for such replacement aircraft; provided, however, that nothing herein will obligate the Seller to manufacture and deliver such replacement aircraft if such manufacture would require the reactivation of its production line for the model of aircraft purchased hereunder. The terms and conditions of this Agreement applicable to the Aircraft subject to Total Loss will apply to the replacement aircraft. In the event of termination of this Agreement as to an Aircraft subject to Total Loss, the obligations and liabilities of the parties hereunder to the extent related to such Aircraft will be discharged. [*]

10.6                                                                    The termination provisions set forth in this Clause 10 are in substitution for any other rights of termination set forth in the Uniform Commercial Code or any other applicable law, statute or regulation or otherwise by virtue of an Excusable Delay or the loss, destruction or damage beyond economic repair of an Aircraft.

10.7                                                                    Termination Rights Exclusive

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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If this Agreement is terminated as provided for under the terms of Clauses 10.3 or 10.4, such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished under the Agreement.

10.8                                                                    Remedies

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

11 -                   INEXCUSABLE DELAY

11.1                                                                    Should an Aircraft not be ready for delivery to the Buyer within [*] after the date specified in Clause 9 hereof (as such date may be changed pursuant to this Agreement), except as a result of such delays or failures to deliver as are covered by Clause 10, the provisions of this Clause 11 will be applicable [*].

11.2                                                                    Except as provided for in any other part of the Agreement, the total liability of the Seller under this Clause 11 with respect to any Aircraft will in no event exceed the amount of [*] US Dollars (USD [*]) plus any amounts referred to in sub-Clauses 11.3 or 11.4 if applicable.

11.3                                                                    Buyer’s termination right

11.3.1                                                        If the Seller has notified the Buyer in writing of an Inexcusable Delay at least [*] before the first day of the Scheduled Delivery Month of the applicable Aircraft, then in the event that an Aircraft is not ready for delivery to the Buyer for a period in excess of [*] after the date specified in Clause 9.1.1 hereof (as such date may be changed pursuant to this Agreement), the Buyer will have the further right, exercisable by written notice to the Seller given not less than one (1) month nor more than two (2) months after the expiration of such [*] period, to terminate this Agreement in respect only of the affected Aircraft; whereupon the Seller will pay the Buyer, within one (1) month after receipt of such notice, an amount equal to all Predelivery Payments made by the Buyer to the Seller in relation to such Aircraft [*].

11.3.2                                                        If the Seller has not notified the Buyer in writing of an Inexcusable Delay at least [*] before the first day of the Scheduled Delivery Month of the applicable Aircraft, then in the event that an Aircraft is not ready for delivery to the Buyer for a period in excess of [*] after the date specified in Clause 9.1.1 hereof (as such date may be changed pursuant to this Agreement), the Buyer will have the further right, exercisable by written notice to the Seller given not less than one (1) month nor more than two (2) months after the expiration of such [*] period, to terminate this Agreement in respect only of the affected Aircraft; whereupon the Seller will pay the

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Buyer, within one (1) month after receipt of such notice, an amount equal to all Predelivery Payments made by the Buyer to the Seller in relation to such Aircraft [*].

11.4                                                                    In the event that an Aircraft is not ready for delivery to the Buyer for a period in excess of [*] after the date specified in clause 9.1.1 hereof (as such date may be changed pursuant to this Agreement), either party will have the right, exercisable by written notice to the other party given not less than one (1) month nor more than two (2) months after expiration of such [*] period, to terminate this Agreement in respect only of the affected Aircraft whereupon the Seller will pay the Buyer, within one (1) month after such notice, an amount equal to all Predelivery Payments made by the Buyer to the Seller in relation to such Aircraft, [*].

11.5                                                                    Notwithstanding anything to the contrary contained herein, the Buyer will have the right to direct the Seller to apply any and all sums previously paid by the Buyer to the Seller with respect to an Aircraft subject to the provisions of this Clause 11 first to the payment of any other amounts owing from the Buyer to the Seller or any affiliate thereof under any agreement between them.

11.6                                                                    Remedies

THIS CLAUSE 11, AS AMENDED BY THE PARTIES IN WRITING, SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTAIL DAMAGES OR SPECIFIC PERFORMANCE.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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12                                                                                WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1                                                                    Standard Warranty

12.1.1                                                        Nature of Warranty

For the purpose of this Agreement the term “Warranted Part” will mean any Seller proprietary component, equipment, accessory or part or software, which is installed on an Aircraft at Delivery thereof and

(a)                  which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

(b)                  which bears a part number of the Seller at the time of such Delivery.

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part will at Delivery to the Buyer be free from defects:

(i)                       in material;

(ii)                    in workmanship, including without limitation processes of manufacture;

(iii)                 in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(iv)               arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that such portions  are estimates or approximations or design aims.

12.1.2                                                        Exclusions

The warranties set forth in Clause 12.1.1 will not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part installed on the Aircraft at Delivery that is not a Warranted Part except that:

(i)                       any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items, that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (ii); and

(ii)                    any defect inherent in the Seller’s design of the installation, in consideration of the state of the art at the date of such design, which impairs the use of such items, will constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (iii).

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12.1.3                                                        Warranty Period

The warranties set forth in Clauses 12.1.1 and 12.1.2 will be limited to those defects that become apparent within [*] months after Delivery of the affected Aircraft (the “Warranty Period”).

12.1.4                                                        Limitations of Warranty

12.1.4.1                                            The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction of any Warranted Part which is defective (or to the supply of modification kits rectifying the defect), together with a credit to the Buyer’s account with the Seller of an amount equal to the mutually agreed direct labor costs expended in performing the removal and the reinstallation thereof on the Aircraft at the labor rate defined in Clause 12.1.7.5.

The Seller may alternatively furnish to the Buyer’s account with the Seller a credit for the future purchase of goods and services (not including Aircraft or aircraft) equal to the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part.

12.1.4.2                                            In the event of a defect covered by Clauses 12.1.1 (iii), 12.1.1 (iv) and 12.1.2 (ii) becoming apparent within the Warranty Period, the Seller will also, if so requested by the Buyer in writing, correct such defect in any Aircraft which has not yet been delivered to the Buyer, provided, however,

(i)                       that the Seller will not be responsible, nor be deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise in respect of the performance of this Agreement, due to the Seller’s undertaking to make such correction and provided further

(ii)                    that, rather than accept a delay in the Delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.4.3                                            Cost of inspection

In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller will reimburse the direct labor costs incurred by the Buyer in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period subject to the following conditions:

(i)                       such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

(ii)                    the reimbursement will not apply for any inspections performed as an alternative to accomplishing corrective action as recommended by the Seller when such corrective action has been made available to the Buyer and such corrective action could have reasonably been accomplished by the Buyer at the time such inspections are performed or earlier;

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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(iii)                 the labor rate for the reimbursement will be the Inhouse Warranty Labor Rate; and

(iv)               the manhours used to determine such reimbursement will not exceed the Seller’s estimate of the manhours required for such inspections.

12.1.5                                                        Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1 with respect to any warranty claim submitted by the Buyer (each a “Warranty Claim”) are subject to the following conditions:

(i)                       the defect having become apparent within the Warranty Period;

(ii)                    the Buyer having filed a warranty claim within [*];

(iii)                 the Buyer having submitted to the Seller evidence reasonably satisfactory to the Seller that the claimed defect is due to a matter covered under the provisions of this Clause 12.1 and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.10 or from any act or omission of any third party;

(iv)               the Seller having received a Warranty Claim complying with the provisions of Clause 12.1.6 below.

12.1.6                                                        Warranty Administration

The warranties set forth in Clause 12.1 will be administered as hereinafter provided for:

12.1.6.1                                            Claim Determination

Determination as to whether any claimed defect in any Warranted Part is a valid Warranty Claim will be made by the Seller and will be based upon the claim details, reports from the Seller’s Representatives, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents and information.

12.1.6.2                                            Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part will be borne by the Seller.

12.1.6.3                                            Return of an Aircraft

If the Buyer and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller for consideration of a Warranty Claim, the Seller will bear the direct costs of fuel and landing fees to and from the Seller’s facilities for

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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such return of the Aircraft. The Buyer will make reasonable efforts to minimize the duration of the corresponding flights.

12.1.6.4                                            On Aircraft Work by the Seller

If the Seller determines that a defect subject to this Clause 12.1 justifies the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller’s Service Bulletins at the Buyer’s facilities, or if the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, then the labor costs for such on-Aircraft work will be borne by the Seller.

The condition which has to be fulfilled for on-Aircraft work by the Seller is that, in the opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft.

If said condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

12.1.6.5                                            Warranty Claim Substantiation

Each Warranty Claim filed by the Buyer under this Clause 12.1 will contain at least the following data:

(a)                  description of defect and action taken, if any,

(b)                  date of incident and/or removal date,

(c)                  description of Warranted Part claimed to be defective,

(d)                  part number,

(e)                  serial number (if applicable),

(f)                     position on Aircraft,

(g)                  total flying hours or calendar time, as applicable, at the date of defect appearance,

(h)                  time since last shop visit at the date of defect appearance,

(i)                       Manufacturer Serial Number of the Aircraft and/or its registration,

(j)                       Aircraft total flying hours and/or number of landings at the date of defect appearance,

(k)                  Warranty Claim number,

(l)                       date of Warranty Claim,

(m)             Delivery Date of Aircraft or Warranted Part to the Buyer,

Warranty Claims are to be addressed as follows:

AIRBUS

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

Rond Point Maurice Bellonte

B.P. 33

F 31707 BLAGNAC CEDEX

FRANCE

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12.1.6.6                                            Replacements

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that:

((i)                  when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and;

(ii)                    title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.

Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part will pass to the Buyer.

Replaced components, equipment, accessories or parts will become the Seller’s property.

12.1.6.7                                            Rejection

The Seller will provide reasonable written substantiation in case of rejection of a Warranty Claim. In such event the Buyer will refund to the Seller reasonable inspection and test charges incurred in connection therewith.

12.1.6.8                                            Inspection

The Seller, at its own cost and expense, will have the right to inspect the affected Aircraft, documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1. [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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12.1.7                                                        Inhouse Warranty

12.1.7.1                                            Seller’s Authorization

The Seller hereby authorizes the Buyer to repair Warranted Parts (“Inhouse Warranty”) subject to the terms of this Clause 12.1.7.

12.1.7.2                                            Conditions for Seller’s Authorization

The Buyer will be entitled to repair such Warranted Parts:

- provided the Buyer notifies the Seller Representative of its intention to perform Inhouse Warranty repairs before any such repairs are started where the estimated cost of such repair is in excess of US Dollars [*](US$ [*]). The Buyer’s notification will include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and will not unreasonably withhold authorization;

- provided adequate facilities and qualified personnel are available to the Buyer;

- provided repairs are performed in accordance with the Seller’s Technical Data or written instructions; and

- only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

12.1.7.3           Seller’s Rights

The Seller will have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective if, in the judgment of the Seller, the nature of the claimed defect requires technical investigation. Such return will be subject to the provisions of Clause 12.1.6.2. Furthermore, the Seller will have the right to have a Seller Representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to such presence being practical and not unduly delaying the repair.

12.1.7.4                                            Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit will be filed within the time period set forth in 12.1.5 (ii) and will contain the same information as that required for Warranty Claims under Clause 12.1.6.5 and in addition will include:

(a)                  a report of technical findings with respect to the defect,

(b)                  for parts required to remedy the defect:

- part numbers,

- serial numbers (if applicable),

- parts description,

- quantity of parts,

- unit price of parts,

- related Seller’s or third party’s invoices (if applicable),

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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- total price of parts,

(c)                  detailed number of labor hours [*],

(d)                  Inhouse Warranty Labor Rate [*],

(e)                  total claim value.

12.1.7.5                                            Credit

The Buyer’s sole remedy and the Seller’s sole obligation and liability with respect to Inhouse Warranty Claims will be the credit to the Buyer’s account of an amount equal to the mutually agreed direct labor costs expended in performing the repair of a Warranted Part and to the direct costs of materials incorporated in said repair, determined as set forth below:

(a)      to determine direct labor costs, only manhours spent on removal from the Aircraft, disassembly, inspection, repair, reassembly, final inspection and test of the Warranted Part and reinstallation thereof on the Aircraft will be counted. Any manhours required for maintenance work concurrently being carried out on the Aircraft or the Warranted Part will not be included.

(b)                  The manhours counted as set forth above will be multiplied by an agreed labor rate (“Inhouse Warranty Labour Rate”) of either:

(i)                                   the Inhouse Warranty Labour Rate applicable pursuant to any existing agreement between the Seller and the Operator of the Aircraft in the event such Operator operates Airbus aircraft, or

(ii)                                a labor rate to be agreed between the Buyer and the Seller and corresponding to the Inhouse Warranty Labour Rate generally applicable to operators of Airbus aircraft in the region, in the event that the Operator of the Buyer’s Aircraft is not already an Airbus aircraft operator.

(c)      Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and as may be furnished by the Seller at no charge.

12.1.7.6                                            Limitation

The Buyer will in no event be credited for repair costs (including labor and material) for any Warranted Part in excess of sixty-five per cent (65%) of the Seller’s current catalogue price for a replacement of such defective Warranted Part.

12.1.7.7                                            Scrapped Material

The Buyer will retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either [*] after the date of completion of the repair or [*] after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts will be returned to the Seller within [*] of receipt of the Seller’s request to that effect.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Notwithstanding the foregoing, the Buyer may scrap any such defective parts, which are beyond economic repair and not required for technical evaluation locally, with the agreement of the Seller Representative(s).

Scrapped Warranted Parts will be evidenced by a record of scrapped material certified by an authorized representative of the Buyer and will be kept in the Buyer’s file for at least the duration of the applicable Warranty Period.

12.1.8                                                        Standard Warranty in case of Pooling or Leasing Arrangements

Without prejudice to Clause 21.1, the warranties provided for in this Clause 12.1 for any Warranted Part will accrue to the benefit of any airline in revenue service, other than the Operator, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing arrangement between such airline and the Operator, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to the extent permitted by any applicable law or regulations.

12.1.9                                                        Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be, will be the remaining portion of the original warranty or [*] months, whichever is longer.

If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will be rejected, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.10                                                Accepted Industry Standard Practices Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with accepted industry standard practices, all Technical Data and any other instructions issued by the Seller, the Suppliers and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller’s liability under this Clause 12.1 will not extend to normal wear and tear nor to:

(i)                       any Aircraft or component, equipment, accessory or part thereof, which has been repaired, altered or modified after Delivery, except by the Seller or in a manner approved by the Seller;

(ii)                    any Aircraft or component, equipment, accessory or part thereof, which has been operated in a damaged state;

(iii)                 any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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12.1.11                                                DISCLAIMER OF SELLER LIABILITY

THE SELLER WILL NOT BE LIABLE FOR, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST, THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER.

12.2                                                                    Seller Service Life Policy

12.2.1                                                        In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined hereinbelow) then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 will apply.

For the purposes of this Clause 12.2:

(i)                       “Item” means any item listed in Exhibit “F”;

(ii)                     “Failure” means any breakage of, or defect in, an Item that materially impairs the utility or safety of the Item, provided that (a) any such breakage of, or defect in, such Item did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force and (b) has occurred or can reasonably be expected to occur on a repetitive or fleetwide basis.

12.2.2                                                        Periods and Seller’s Undertakings

Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item was originally installed has completed [*] flying hours or [*] flight cycles or within [*] years after the Delivery of said Aircraft, whichever will first occur, the Seller will, at its discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided, either :

- design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

- replace such Item.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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12.2.3                                                        Seller’s Participation in the Costs

Subject to the general conditions and limitations set forth in Clause 12.2.4, any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item will be furnished to the Buyer at the Seller’s then current sales price therefore, less the Seller’s financial participation determined in accordance with the following formula:

P = [*]

where:

P:               financial participation of the Seller,

C:              Seller’s then current sales prices for the required Item or

Seller designed parts,

T:                                                              total time in months since Delivery of the Aircraft in which the Item subject to a Failure was originally installed,

and,

N:                                                            [*] months,

THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NON-PERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS CLAUSE 12.2 WILL BE A CREDIT FOR GOODS AND SERVICES (NOT INCLUDING AIRCRAFT OR AIRCRAFT), LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS CLAUSE 12.2 AND TO WHICH SUCH NON-PERFORMANCE IS RELATED LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2.3 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM.

12.2.4              General Conditions and Limitations

12.2.4.1                                            The undertakings set forth in this Clause 12.2 will be valid after the period of the Seller’s warranty applicable to an Item under Clause 12.1.

12.2.4.2                                            The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(i)                       the Buyer will maintain log books and other historical records with respect to each Item, adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the costs to be borne by the Seller in accordance with Clause 12.2.3;

(ii)                    the Buyer will keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded;

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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(iii)                 the Buyer will comply with the conditions of Clause 12.1.10;

(iv)               the Buyer will implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs will be as compatible as possible with the Buyer’s operational requirements and will be carried out at the Buyer’s expense. Reports relating thereto will be regularly furnished to the Seller;

(v)                  the Buyer will report any breakage or defect in a Item in writing to the Seller within sixty (60) days after such breakage or defect becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer will have provided to the Seller sufficient detail on the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3                                            Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy will be administered as provided for in, and will be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4                                            In the event of the Seller having issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula established by the Seller. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 will be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable time.

12.2.4.5                                            THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER’S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO FURNISH ONLY THOSE CORRECTIONS TO THE ITEMS OR PROVIDE REPLACEMENTS THEREFOR AS PROVIDED FOR IN THIS CLAUSE 12.2. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.3                                                                    Supplier Warranties and Service Life Policies

At least [*] months prior to or at Delivery of the first Aircraft, the Seller will provide the Buyer, in accordance with the provisions of Clause 17, with the warranties and, where applicable, service life policies that the Seller has obtained for Supplier Parts pursuant to the Supplier Product Support Agreements.

12.3.1                                                        Definitions

12.3.1.1                                            “Supplier” means any supplier of Supplier Parts.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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12.3.1.2                                            “Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. For the sake of clarity, Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

12.3.1.3                                            “Supplier Product Support Agreements” means agreements between the Seller and Suppliers, as described in Clause 17.1.2, containing enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2                                                        Supplier’s Default

12.3.1.2.1                                If any Supplier, under any standard warranty contained in a Supplier Product Support Agreement, defaults in the performance of any material obligation with respect thereto and the Buyer submits to the Seller timely and reasonable evidence that such default has occurred, then Clause 12.1 will apply to the extent the same would have been applicable had such Supplier Part been a Warranted Part, except that the Supplier’s warranty period as indicated in the Supplier Product Support Agreement will apply.

12.3.1.2.2                                If any Supplier, under any Supplier service life policy referred to in Clause 12.3.1, defaults in the performance of any material obligation with respect thereto and the Buyer submits to the Seller reasonable and timely evidence that such default has occurred, then Clause 12.2 will apply to the extent the same would have been applicable had such Supplier item been listed in Exhibit F, Seller Service Life Policy, except that the Supplier’s service life policy period as indicated in the Supplier Product Support Agreement will apply.

12.3.2.3                                            At the Seller’s request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect to and arising by reason of such default and will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4                                                                    Interface Commitment

12.4.1                                                        Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (“Interface Problem”), the Seller will, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller’s or its designee’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer will furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required.

At the conclusion of such investigation, the Seller will promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

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12.4.2                                                        Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller’s obligation as defined in Clause 12.1.

12.4.3                                                        Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

12.4.4                                                        Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

The Seller will promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Supplier towards the Buyer. Such corrective action will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5                                                        General

12.4.5.1                                            All requests under this Clause 12.4 will be directed to both the Seller and the affected Supplier.

12.4.5.2                                            Except as specifically set forth in this Clause 12.4, this Clause will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3                                            All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12.

12.5                                                                    Exclusivity of Warranties

THIS CLAUSE 12 SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY

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KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)                              ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)        ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)                              ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)                              ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)                              ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)                              ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)                              ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)          LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)                              LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)                              LOSS OF PROFITS AND/OR REVENUES;

(d)                              ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 12.5, THE “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS,

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SUBCONTRACTORS, AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

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12.6                                                                    Duplicate Remedies

The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

12.7                                                                    Negotiated Agreement

                                                                                                The Buyer specifically recognizes that:

(i)                       the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft used in public transportation and as such is a professional within the same industry as the Seller;

(ii)                    this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)                 the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

12.8                                                                    Disclosure to Third Party Entity

In the event of the Buyer intending to designate a third party entity (a “Third Party Entity”) to administrate this Clause 12, the Buyer will notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and will cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

12.9                                                                    Transferability

                                                                                                Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 12 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, which will not be unreasonably withheld or delayed.

Any transfer in violation of this Clause 12.9 will, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 12.

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13                                                                                PATENT AND COPYRIGHT INDEMNITY

13.1                                                                    Indemnity

13.1.1                                                        Subject to the provisions of Clause 13.2.3, the Seller will indemnify the Buyer from and against any damages, costs and/or expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe (or any part or software installed therein at Delivery) of:

(i)                       any British, French, German, Spanish or U.S. patent;

and

(ii)                    any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that :

(1)                  from the time of design of such Airframe, accessory, equipment and/or part or software and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or in the alternative,

(2)                  from such time of design and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 (“Paris Convention”);

                                                                                                and

(iii)                 in respect of computer software installed on the Aircraft, any copyright, provided that the Seller’s obligation to indemnify will be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognize computer software as a “work” under the Berne Convention.

13.1.2                                                        Clause 13.1.1 will not apply to

(i)                       Buyer Furnished Equipment or Propulsion Systems; or

(ii)                    software not created by, or specifically for, the Seller.

 13.1.3                                                    In the event that the Buyer, due to circumstances contemplated in Clause 13.1.1, is prevented from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at between claimant, Seller and Buyer), the Seller will at its discretion and expense either:

(i)                       procure for the Buyer the right to use the Aircraft’s part or software free of charge to the Buyer; or

(ii)                    replace the infringing part of the Aircraft as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Agreement.

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13.2                                                                    Administration of Patent and Copyright Indemnity Claims

13.2.1                                                        If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer will:

(i)                       forthwith notify the Seller giving particulars thereof;

(ii)                    furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii)                 refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Clause (iii) will prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)               fully co-operate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim;

(v)                  act in such a way as to mitigate damages, costs and expenses and/or reduce the amount of royalties which may be payable.

13.2.2                                                        The Seller will be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller’s opinion, it deems proper.

13.2.3                                                        The Seller’s liability hereunder will be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

                       THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

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14                                                                                TECHNICAL DATA AND SOFTWARE SERVICES

14.1                                                                    Scope

This Clause 14 covers the terms and conditions for the supply of technical data (“hereinafter “Technical Data”) and software services described hereunder (hereinafter “Software Services”) to support the Aircraft operation.

14.1.1                                                        The Technical Data will be supplied in the English language using the aeronautical terminology in common use.

14.1.2                                                        Range, type, format and delivery schedule of the Technical Data to be provided under this Agreement are outlined in Exhibit G hereto.

14.2                                                                    Aircraft Identification for Technical Data

14.2.1                                                        For those Technical Data that are customized to the Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of block of numbers selected in the range from 001 to 999.

14.2.2                                                        The sequence will not be interrupted unless two (2) different Propulsion Systems or two (2) different models of Aircraft are selected.

14.2.3                                                        The Buyer will indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Clause 9.1 no later than twelve (12) months before the Scheduled Delivery Month of the first Aircraft. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing certain customized Technical Data will constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

The customized Technical Data that are affected thereby are the following:

- Aircraft Maintenance Manual,

- Illustrated Parts Catalogue,

- Trouble Shooting Manual,

- Aircraft Wiring Manual,

- Aircraft Schematics Manual,

- Aircraft Wiring Lists.

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14.3                                                                    Integration of Equipment Data

14.3.1                                                        Supplier Equipment

Information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery, or through Airbus Service Bulletins thereafter, will be introduced into the customized Technical Data to the extent necessary for understanding of the affected systems, at no additional charge to the Buyer.

14.3.2                                                        Buyer Furnished Equipment

14.3.2.1                                            The Seller will introduce Buyer Furnished Equipment data for Buyer Furnished Equipment that is installed on the Aircraft by the Seller (hereinafter “BFE Data”) into the customized Technical Data, at no additional charge to the Buyer for the initial issue of the Technical Data provided at or before Delivery of the first Aircraft, provided such BFE Data is provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.6.

14.3.2.2                                            The Buyer will supply, or will cause the BFE Supplier(s) to supply on its behalf, BFE Data to the Seller at least six (6) months prior to the Scheduled Delivery Month of the first Aircraft.

14.3.2.3                                            The BFE Data will be supplied in English and will be established in compliance with the then applicable revision of ATA iSpecification 2200 (iSpec 2200), Information Standards for Aviation Maintenance.

14.3.2.4                                            The BFE Data will be delivered in digital format and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.2.5                                            All costs related to the delivery to the Seller of the applicable BFE Data will be borne by the Buyer.

14.4                                                                    Supply

14.4.1                                                        Technical Data will be supplied on-line and/or off-line, as set forth in Exhibit G hereto.

14.4.2                                                        The Buyer will not receive any credit or compensation for any unused or only partially used Technical Data supplied pursuant to this Clause 14.

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14.4.3                                                        Delivery

14.4.3.1                                            For Technical Data provided off-line, such Technical Data and corresponding revisions will be sent to up to two (2) addresses as indicated by the Buyer.

14.4.3.2                                            Technical Data provided off-line will be delivered by the Seller at the Buyer’s named place of destination under DAP conditions. The term Delivered At Place (DAP) is defined in the Incoterms 2010 publication issued by the International Chamber of Commerce.

14.4.3.3                                            The Technical Data will be delivered according to a mutually agreed schedule to correspond with the Deliveries of Aircraft. The Buyer will provide no less than sixty (60) days’ notice when requesting a change to such delivery schedule.

14.4.4                                                        It will be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities’ requirements with respect to Technical Data. Reasonable quantities of such Technical Data will be supplied by the Seller at no charge to the Buyer at the Buyer’s named place of destination.

Notwithstanding the foregoing, and in agreement with the relevant Aviation Authorities, preference will be given to the on-line access to such Buyer’s Technical Data through the Airbus customer portal “AirbusWorld”.

14.5                                                                    Revision Service

For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data will be provided on a free of charge basis for a period of three years after Delivery of such Aircraft (each a “Revision Service Period”).

Thereafter revision service will be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

14.6                                                                    Service Bulletins (SB) Incorporation

During any Revision Service Period and upon the Buyer’s request, after issuance of the applicable Service Bulletin, Seller Service Bulletin information will be incorporated into the Technical Data, provided that the Buyer notifies the Seller through the relevant AirbusWorld on-line Service Bulletin Reporting application that it intends to accomplish such Service Bulletin, after which post Service Bulletin status will be shown.

14.7                                                                    Technical Data Familiarization

Upon request by the Buyer, the Seller will provide up to one (1) week of Technical Data familiarization training at the Seller’s or the Buyer’s facilities. The basic familiarization course is tailored for maintenance and engineering personnel.

14.8                                                                    Customer Originated Changes (COC)

If the Buyer wishes to introduce Buyer originated data, including BFE Data after the initial issue of the Technical Data, (hereinafter “COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer will notify the Seller of such intention.

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The incorporation of any COC Data will be performed under the methods and tools for achieving such introduction and the conditions specified in the Seller’s then current Customer Services Catalog.

14.9                                                                    AirN@v Family products

14.9.1                                                        The Technical Data listed herebelow are provided on DVD and include integrated software (hereinafter together referred to as “AirN@v Family”).

14.9.2                                                        The AirN@v Family covers several Technical Data domains, reflected by the following AirN@v Family products:

- AirN@v / Maintenance,

- AirN@v / Planning,

- AirN@v / Repair,

- AirN@v / Workshop,

- AirN@v / Associated Data,

- AirN@v / Engineering.

14.9.3                                                        The licensing conditions for the use of AirN@v Family integrated software will be as set forth in Part 1 of Exhibit I to the Agreement, “End-User License Agreement for Airbus Software”.

14.9.4                                                        The revision service and the license to use AirN@v Family products will be granted free of charge for the duration of the corresponding Revision Service Period. At the end of such Revision Service Period, the yearly revision service for AirN@v Family products and the associated license fee will be provided to the Buyer under the commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.10                                                            On-Line Technical Data

14.10.1                                                The Technical Data provided on-line will be made available to the Buyer through the Airbus customer portal AirbusWorld (“AirbusWorld”).

14.10.2                                                Access to AirbusWorld will be subject to the “General Terms and Conditions of Access to and Use of AirbusWorld” (hereinafter the “GTC”), as set forth in Part 2 of Exhibit I to this Agreement.

14.10.3                                                The list of the Technical Data provided on-line may be extended from time to time.

For any Technical Data which is or becomes available on-line, the Seller reserves the right to eliminate other formats for the concerned Technical Data.

14.10.4                                                Access to AirbusWorld will be granted free of charge for an unlimited number of the Buyer’s users (including two (2) Buyer’s Administrators (as defined in the GTC) for the Technical Data related to the Aircraft which will be delivered under this Agreement.

14.10.5                                                For the sake of clarification, it is hereby specified that Technical Data accessed through AirbusWorld will remain subject to the conditions of this Clause 14.

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In addition, should AirbusWorld provide access to Technical Data in software format, the use of such software will be subject to the conditions of Part 1 of Exhibit I to the Agreement.

14.11                                                            Waiver, Release and Renunciation

The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their development. Should any Technical Data prepared by the Seller contain a non-conformity or defect, the sole and exclusive liability of the Seller will be to take all reasonable and proper steps to correct such Technical Data. Irrespective of any other provisions herein, no warranties of any kind will be given for the Customer Originated Changes, as set forth in Clause 14.8.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY TECHNICAL DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.         ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.         ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.         ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.         ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.         ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES;

PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS AGREEMENT WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 14, THE “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

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14.12                                                            Proprietary Rights

14.12.1                                                All proprietary rights relating to Technical Data, including but not limited to patent, design and copyrights, will remain with the Seller and/or its Affiliates, as the case may be.

These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.12.2                                                Whenever this Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller will not be construed as any express or implicit endorsement or approval whatsoever of the Buyer or of the manufactured products. The supply of the Technical Data will not be construed as any further right for the Buyer to design or manufacture any aircraft or part thereof or any spare part.

14.13                                                            Performance Engineer’s Program

14.13.1                                                In addition to the Technical Data provided under Clause 14, the Seller will provide to the Buyer Software Services, which will consist of the Performance Engineer’s Programs (“PEP”) for the Aircraft type covered under this Agreement. Such PEP is composed of software components and databases, and its use is subject to the license conditions set forth in Part 1 of Exhibit I to the Agreement “End-User License Agreement for Airbus Software”.

14.13.2                                                Use of the PEP will be limited to one (1) copy to be used on the Buyer’s computers for the purpose of computing performance engineering data. The PEP is intended for use on ground only and will not be placed or installed on board the Aircraft.

14.13.3                The license to use the PEP and the revision service will be provided on a free of charge basis for the duration of the corresponding Revision Service Period as set forth in Clause 14.5.

14.13.4                                                At the end of such PEP Revision Service Period, the PEP will be provided to the Buyer at the standard commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.14                                                            Future Developments

The Seller continuously monitors technological developments and applies them to Technical Data, document and information systems’ functionalities, production and methods of transmission.

The Seller will implement and the Buyer will accept such new developments, it being understood that the Buyer will be informed in due time by the Seller of such new developments and their application and of the date by which the same will be implemented by the Seller.

14.15                                                            Confidentiality

14.15.1                This Clause, the Technical Data, the Software Services and their content are designated as confidential. All such Technical Data and Software Services are provided to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller,

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except as permitted therein or pursuant to any government or legal requirement imposed upon the Buyer.

14.15.2                If the Seller authorizes the disclosure of this Clause or of any Technical Data or Software Services to third parties either under this Agreement or by an express prior written authorization and specifically, where the Buyer intends to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Buyer will notify the Seller of such intention prior to any disclosure of this Clause and/or the Technical Data and/or the Software Services to such Third Party.

The Buyer hereby undertakes to cause such Third Party to agree to be bound by the conditions and restrictions set forth in this Clause 14 with respect to the disclosed Clause, Technical Data or Software Services and will in particular cause such Third Party to enter into a confidentiality agreement with the Seller and appropriate licensing conditions, and to commit to use the Technical Data solely for the purpose of maintaining the Buyer’s Aircraft and the Software Services exclusively for processing the Buyer’s data.

14.16                                                            Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 14 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

Any transfer in violation of this Clause 14.16 will, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 14 and any and all other warranties that might arise under or be implied in law.

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15                                                                                SELLER REPRESENTATIVE SERVICES

The Seller will provide at no charge to the Buyer the services described in this Clause 15, at the Buyer’s main base or at other locations to be mutually agreed.

15.1                                                                    Customer Support Representative(s)

15.1.1                   The Seller will provide free of charge to the Buyer the services of Seller customer support representative(s), as defined in Appendix A to this Clause 15 (each a “Seller Representative”), at the Buyer’s main base or such other locations as the parties may agree.

15.1.2                   In providing the services as described hereabove, any Seller Representatives, or any Seller employee(s) providing services to the Buyer hereunder, are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting as Buyer’s employees, contractors or agents, either directly or indirectly.

15.1.3                                                        The Seller will provide to the Buyer an annual written accounting of the consumed man-months and any remaining man-month balance from the allowance defined in Appendix A to this Clause 15. Such accounting will be deemed final and accepted by the Buyer unless the Seller receives written objection from the Buyer within thirty (30) calendar days of receipt of such accounting.

15.1.4                                                        In the event of a need for Aircraft On Ground (“AOG”) technical assistance after the end of the assignment referred to in Appendix A to this Clause 15, the Buyer will have non-exclusive access to:

(a)                  AIRTAC (Airbus Technical AOG Center);

(b)                  The Seller Representative network closest to the Buyer’s main base. A list of contacts of the Seller Representatives closest to the Buyer’s main base will be provided to the Buyer.

As a matter of reciprocity, the Buyer agrees that Seller Representative(s) may provide similar services to other airlines during any assignment with the Buyer.

15.1.5                                                        Should the Buyer request Seller Representative services exceeding the allocation specified in Appendix A to this Clause 15, the Seller may provide such additional services subject to terms and conditions to be mutually agreed.

15.1.6                   The Seller will cause similar services to be provided by representatives of the Propulsion Systems Manufacturer and Suppliers, when necessary and applicable.

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15.2                                                                    Buyer’s Support

15.2.1                                                        From the date of arrival of the first Seller Representative and for the duration of the assignment, the Buyer will provide free of charge a suitable, lockable office, conveniently located with respect to the Buyer’s maintenance facilities, with complete office furniture and equipment including telephone, internet, email and facsimile connections for the sole use of the Seller Representative(s). All related communication costs will be borne by the Seller upon receipt by the Seller of all relevant justifications; however the Buyer will not impose on the Seller any charges other than the direct cost of such communications.

15.2.2                                                        The Buyer will reimburse the Seller for the costs of the initial and termination assignment travel of the Seller Representatives, which will consist of one (1) confirmed ticket, Business Class, to and from their place of assignment and Toulouse, France.

15.2.3                                                        The Buyer will also reimburse the Seller the costs for air transportation for the annual vacation of the Seller Representatives to and from their place of assignment and Toulouse, France.

15.2.4                                                        Should the Buyer request any Seller Representative referred to in Clause 15.1 above to travel on business to a city other than his usual place of assignment, the Buyer will be responsible for all related transportation costs and expenses.

15.2.5                                                        Absence of an assigned Seller Representative during normal statutory vacation periods will be covered by other seller representatives on the same conditions as those described in Clause 15.1.4, and such services will be counted against the total allocation provided in Appendix A hereto.

15.2.6                                                        The Buyer will assist the Seller in obtaining from the civil authorities of the Buyer’s country those documents that are necessary to permit the Seller Representative to live and work in the Buyer’s country. Failure of the Seller to obtain the necessary documents will relieve the Seller of any obligation to the Buyer under the provisions of Clause 15.1. For the sake of clarity in such a case, the allocation - as defined in Appendix A to this Clause 15 – will not be cancelled nor reduced by the inability of the Seller to obtain the necessary documents and such unused allocation will remain to the account of the Buyer

15.2.7                                                        The Buyer will reimburse to the Seller charges, taxes, duties, imposts or levies of any kind whatsoever, imposed by the authorities of the Buyer’s country upon:

-              the entry into or exit from the Buyer’s country of the Seller Representatives and their families,

-                                           the entry into or the exit from the Buyer’s country of the Seller Representatives and their families’ personal property,

-                                           the entry into or the exit from the Buyer’s country of the Seller’s property, for the purpose of providing the Seller Representatives services.

15.3                                                                    Withdrawal of the Seller Representative

The Seller will have the right to withdraw its assigned Seller Representatives as it sees fit if conditions arise, which are in the Seller’s opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

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15.4                                                                    Indemnities

INDEMNIFICATION PROVISIONS APPLICABLE TO THIS CLAUSE 15 ARE SET FORTH IN CLAUSE 19.

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APPENDIX A TO CLAUSE 15

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder.

1                                    The Seller will provide to the Buyer Seller Representative services at the Buyer’s main base or at other locations to be mutually agreed for a total of [*] man-months per Aircraft.

2                                    For the sake of clarification, such Seller Representatives’ services will include [*].

3                                    The number of the Seller Representatives assigned to the Buyer at any one time will be mutually agreed, [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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16                         TRAINING SUPPORT AND SERVICES

16.1                                                                    General

16.1.1                   This Clause 16 sets forth the terms and conditions for the supply of training support and services for the Buyer’s personnel to support the Aircraft operation.

16.1.2                   The range, quantity and validity of training to be provided free of charge under this Agreement are covered in Appendix A to this Clause 16.

16.1.3                   Scheduling of training courses covered in Appendix A will be mutually agreed during a training conference (the “Training Conference”) that will be held no later than nine (9) months prior to Delivery of the first Aircraft.

16.2                       Training Location

16.2.1                   The Seller will provide training at its training center in Blagnac, France, and/or in Hamburg, Germany, or will designate an affiliated training center in Miami, U.S.A., or Beijing, China (individually a “Seller’s Training Center” and collectively the “Seller’s Training Centers”).

16.2.2                   If the unavailability of facilities or scheduling difficulties make training by the Seller at any Seller’s Training Center impractical, the Seller will ensure that the Buyer is provided with such training at another location designated by the Seller.

16.2.3.1               Upon the Buyer’s request, the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In such event, all additional charges listed in Clauses 16.5.2 and 16.5.3 will be borne by the Buyer.

16.2.3.2               If the Buyer requests training at a location as indicated in Clause 16.2.3.1 and requires such training to be an Airbus approved course, the Buyer undertakes that the training facilities will be approved prior to the performance of such training. The Buyer will, as necessary and with adequate time prior to the performance of such training, provide access to the training facilities set forth in Clause 16.2.3.1 to the Seller’s and the competent Aviation Authority’s representatives for approval of such facilities.

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16.3                       Training Courses

16.3.1                   Training courses will be as described in the Seller’s customer services catalog (the “Seller’s Customer Services Catalog”). The Seller’s Customer Services Catalog also sets forth the minimum and maximum number of trainees per course.

All training requests or training course changes not made during the Training Conference will be submitted by the Buyer with a minimum of three (3) months prior notice.

16.3.2                   The following terms and conditions will apply to training performed by the Seller:

(i)      Training courses will be the Seller’s standard courses as described in the Seller’s Customer Services Catalog valid at the time of execution of the course. The Seller will be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses.  For the avoidance of doubt, such training equipment does not include provision of aircraft for the purpose of performing training.

(ii)     The training equipment and the training curricula used for the training of flight, cabin and maintenance personnel will not be fully customized but will be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs.

(iii)     Training data and documentation for trainees receiving the training at the Seller’s Training Centers will be provided free of charge. Training data and documentation will be marked “FOR TRAINING ONLY” and as such are supplied for the sole and express purpose of training; training data and documentation will not be revised.

16.3.3                   When the Seller’s training courses are provided by the Seller’s instructors (individually an “Instructor” and collectively “Instructors”) the Seller will deliver a Certificate of Recognition or a Certificate of Course Completion (each a “Certificate”) or an attestation (an “Attestation”), as applicable, at the end of any such training course. Any such Certificate or Attestation will not represent authority or qualification by any Aviation Authority but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

In the event of training courses being provided by a training provider selected by the Seller as set forth in Clause 16.2.2, the Seller will cause such training provider to deliver a Certificate or Attestation, which will not represent authority or qualification by any Aviation Authority, but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

16.3.4.1               Should the Buyer wish to exchange any of the training courses provided under Appendix A hereto, the Buyer will place a request for exchange to this effect with the Seller. The Buyer may exchange, subject to the Seller’s confirmation, the training allowances granted under Appendix A of the present Agreement as follows:

(i)      flight operations training courses as listed under Article 1 of Appendix A against any flight operations training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(ii)    maintenance training courses as listed under Article 3 of Appendix A against any maintenance training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

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(iii)     should any one of the allowances granted thereunder (flight operations or maintenance) have been fully drawn upon, the Buyer will be entitled to exchange flight operations or maintenance training courses as needed against the remaining allowances.

The exchange value will be based on the Seller’s “Training Course Exchange Matrix” applicable at the time of the request for exchange and which will be provided to the Buyer at such time.

It is understood that the above provisions will apply to the extent that training allowances granted under Appendix A remain in credit to the full extent necessary to perform the exchange.

All requests to exchange training courses will be submitted by the Buyer with a minimum of three (3) months’ prior notice. The requested training will be subject to the Seller’s then existing planning constraints.

16.3.4.2               Should the Buyer use none or only part of the training to be provided pursuant to this Clause 16, no compensation or credit of any nature will be provided.

16.3.5.1               Should the Buyer decide to cancel or reschedule a training course, fully or partially, and irrespective of the location of the training, a minimum advance notification of at least sixty (60) calendar days prior to the relevant training course start date is required.

16.3.5.2               If the notification occurs less than sixty (60) but more than forty-five (45) calendar days prior to such training, a cancellation fee corresponding to [*] percent ([*]%) of such training will be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price.

16.3.5.3               If the notification occurs less than forty five (45) calendar days prior to such training, a cancellation fee corresponding to [*] percent ([*] %) of such training will be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price.

16.3.5.4               All courses exchanged under Clause 16.3.4.1 will remain subject to the provisions of this Clause 16.3.5.

16.4                       Prerequisites and Conditions

16.4.1                   Training will be conducted in English and all training aids used during such training will be written in English using common aeronautical terminology.

16.4.2                   The Buyer hereby acknowledges that all training courses conducted pursuant to this Clause 16 are “Standard Transition Training Courses” and not “Ab Initio Training Courses”.

16.4.3                  Trainees will have the prerequisite knowledge and experience specified for each course in the Seller’s Customer Services Catalog.

16.4.4.1               The Buyer will be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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16.4.4.2               The Seller reserves the right to verify the trainees’ proficiency and previous professional experience.

16.4.4.3               The Seller will provide to the Buyer during the Training Conference an “Airbus Pre-Training Survey” for completion by the Buyer for each trainee.

The Buyer will provide the Seller with an attendance list of the trainees for each course, with the validated qualification of each trainee, at the time of reservation of the training course and in no event any later than sixty (60) calendar days before the start of the training course. The Buyer will return concurrently thereto the completed Airbus Pre-Training Survey, detailing the trainees’ associated background. If the Seller determines through the Airbus Pre-Training Survey that a trainee does not match the prerequisites set forth in the Seller’s Customer Services Catalog, following consultation with the Buyer, such trainee will be withdrawn from the program or directed through a relevant entry level training (ELT) program, which will be at the Buyer’s expense.

16.4.4.4               If the Seller determines at any time during the training that a trainee lacks the required level, following consultation with the Buyer, such trainee will be withdrawn from the program or, upon the Buyer’s request, the Seller may be consulted to direct the above mentioned trainee(s), if possible, to any other required additional training, which will be at the Buyer’s expense.

16.4.5                   The Seller will in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

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16.5                                                                 Logistics

16.5.1                                                        Trainees

16.5.1.1                                            Living and travel expenses for the Buyer’s trainees will be borne by the Buyer.

16.5.1.2                                         It will be the responsibility of the Buyer to make all necessary arrangements relative to authorizations, permits and/or visas necessary for the Buyer’s trainees to attend the training courses to be provided hereunder. Rescheduling or cancellation of courses due to the Buyer’s failure to obtain any such authorizations, permits and/or visas will be subject to the provisions of Clauses 16.3.5.1 thru 16.3.5.3.

16.5.2                                                     Training at External Location - Seller’s Instructors

16.5.2.1.1                             In the event of training being provided at the Seller’s request at any location other than the Seller’s Training Centers, as provided for in Clause 16.2.2, the expenses of the Seller’s Instructors will be borne directly by the Seller.

16.5.2.1.2           In the event of training being provided by the Seller’s Instructor(s) at any location other than the Seller’s Training Centers at the Buyer’s request, the Buyer will reimburse the Seller for all the expenses related to the assignment of such Seller Instructors and the performance of their duties as aforesaid.

16.5.2.2               Living Expenses

Except as provided for in Clause 16.5.2.1.1 above, the Buyer will reimburse the Seller the living expenses for each Seller Instructor and/or other Seller’s personnel providing support under this Clause 16, covering the entire period from his day of departure from his main base to day of return to such base at the  per diem rate set forth in the Seller’s Customer Services Catalog current at the time of the corresponding training or support.

Such per diem will include, but will not be limited to, lodging, food and local transportation to and from the place of lodging and the training course location.

16.5.2.3               Air Travel

Except as provided for in Clause 16.5.2.1.1 above, the Buyer will reimburse the Seller for the airfares for each Seller Instructor and/or other Seller’s personnel providing support under this Clause 16, in confirmed business class to and from the Buyer’s designated training site and the Seller’s Training Centers, as such airfares are set forth in the Seller’s Customer Services Catalog current at the time of the corresponding training or support.

16.5.2.4               Buyer’s Indemnity

Except in case of gross negligence or willful misconduct of the Seller, the Seller will not be held liable to the Buyer for any delay or cancellation in the performance of any training outside of the Seller’s Training Centers associated with any transportation described in this Clause 16.5.2, and the Buyer will indemnify and hold harmless the Seller from any such delay and/or cancellation and any consequences arising therefrom.

16.5.3                   Training Material and Equipment Availability - Training at External Location

Training material and equipment necessary for course performance at any location other than the Seller’s Training Centers or the facilities of a training provider

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selected by the Seller will be provided by the Buyer at its own cost in accordance with the Seller’s specifications.

Notwithstanding the foregoing, should the Buyer request the performance of a course at another location as per Clause 16.2.3.1, the Seller may, upon the Buyer’s request, provide the training material and equipment necessary for such course’s performance. Such provision will be at the Buyer’s expense.

16.6                                                                  Flight Operations Training

The Seller will provide training for the Buyer’s flight operations personnel as further detailed in Appendix A to this Clause 16, including the courses described in this Clause 16.6.

16.6.1                                                      Flight Crew Training Course

The Seller will perform a flight crew training course program for the Buyer’s flight crews, each of which will consist of two (2) crew members, who will be either captain(s) or first officer(s).

16.6.2                                                      Base Flight Training

16.6.2.1                                          The Buyer will provide at its own cost its delivered Aircraft, or any other aircraft it operates, for any base flight training, which will consist of one (1) session per pilot, performed in accordance with the related Airbus training course definition (the “Base Flight Training”).

16.6.2.2                                          Should it be necessary to ferry the Buyer’s delivered Aircraft to the location where the Base Flight Training will take place, the additional flight time required for the ferry flight to and/or from the Base Flight Training field will not be deducted from the Base Flight Training time.

16.6.2.3                                          If the Base Flight Training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the Base Flight Training will take place will be performed by a crew composed of the Seller’s and/or the Buyer’s qualified pilots, in accordance with the relevant Aviation Authority’s regulations related to the place of performance of the Base Flight Training.

16.6.3                                                      Flight Crew Line Initial Operating Experience

In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller will provide to the Buyer pilot Instructor(s) as set forth in Appendix A to this Clause 16.

Should the Buyer request, subject to the Seller’s consent, such Seller pilot Instructors to perform any other flight support during the flight crew line initial operating period, such as but not limited to line assistance, demonstration flight(s), ferry flight(s) or any flight(s) required by the Buyer during the period of entry into service of the Aircraft, it is understood that such flight(s) will be deducted from the flight crew line initial operating experience allowance set forth in Appendix A hereto.

It is hereby understood by the Parties that the Seller’s pilot Instructors will only perform the above flight support services to the extent they bear the relevant qualifications to do so.

16.6.4                                                      Type Specific Cabin Crew Training Course

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The Seller will provide type specific training for cabin crews at one of the locations defined in Clause 16.2.1.

If the Buyer’s Aircraft is to incorporate special features, the type specific cabin crew training course will be performed no earlier than two (2) weeks before the scheduled Delivery Date of the Buyer’s first Aircraft.

16.6.5                                                      Training on Aircraft

During any and all flights performed in accordance with this Clause 16.6, the Buyer will bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance in line with Clause 16.13.

The Buyer will assist the Seller, if necessary, in obtaining the validation of the licenses of the Seller’s pilots performing Base Flight Training or initial operating experience by the Aviation Authority of the place of registration of the Aircraft.

16.7                                                                  Performance / Operations Courses

The Seller will provide performance/operations training for the Buyer’s personnel as defined in Appendix A to this Clause 16.

The available courses will be listed in the Seller’s Customer Services Catalog current at the time of the course.

16.8                                                                  Maintenance Training

16.8.1                                                      The Seller will provide maintenance training for the Buyer’s ground personnel as further set forth in Appendix A to this Clause 16.

The available courses will be as listed in the Seller’s Customer Services Catalog current at the time of the course.

The practical training provided in the frame of maintenance training will be performed on the training devices in use in the Seller’s Training Centers.

16.8.2                                                      Practical Training on Aircraft

Notwithstanding Clause 16.8.1 above, upon the Buyer’s request, the Seller may provide Instructors for the performance of practical training on aircraft (“Practical Training”).

Irrespective of the location at which the training takes place, the Buyer will provide at its own cost an aircraft for the performance of the Practical Training.

Should the Buyer require the Seller’s Instructors to provide Practical Training at facilities selected by the Buyer, such training will be subject to prior approval of the facilities by the Seller. All costs related to such Practical Training, including but not limited to the Seller’s approval of the facilities, will be borne by the Buyer.

The provision of a Seller Instructor for the Practical Training will be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 4.4 thereof.

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16.9                                                                  Supplier and Propulsion Systems Manufacturer Training

Upon the Buyer’s request, the Seller will provide to the Buyer the list of the maintenance and overhaul training courses provided by major Suppliers and the applicable Propulsion Systems Manufacturer on their respective products.

16.10                                                          Proprietary Rights

All proprietary rights, including but not limited to patent, design and copyrights, relating to the Seller’s training data and documentation will remain with the Seller and/or its Affiliates and/or its Suppliers, as the case may be.

These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

16.11                                                          Confidentiality

The Seller’s training data and documentation are designated as confidential and as such are provided to the Buyer for the sole use of the Buyer, for training of its own personnel, who undertakes not to disclose the content thereof in whole or in part, to any third party without the prior written consent of the Seller, save as permitted herein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

In the event of the Seller having authorized the disclosure of any training data and documentation to third parties either under this Agreement or by an express prior written authorization, the Buyer will cause such third party to agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed training data and documentation and to use such training data and documentation solely for the purpose for which they are provided.

16.12                                                          Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 16 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

16.13                                                          Indemnities and Insurance

INDEMNIFICATION PROVISIONS AND INSURANCE REQUIREMENTS APPLICABLE TO THIS CLAUSE 16 ARE AS SET FORTH IN CLAUSE 19.

THE BUYER WILL PROVIDE THE SELLER WITH AN ADEQUATE INSURANCE CERTIFICATE PRIOR TO ANY TRAINING ON AIRCRAFT.

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APPENDIX “A” TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of twenty-five (25) Aircraft firmly ordered unless otherwise specified. In the event that the Agreement is terminated in respect of any Aircraft, then the aggregate support allocations specified in this Appendix A and which are not specified on a per Aircraft basis, shall be reduced on a pro-rata basis by the ratio of the number of terminated Aircraft to the total number of Aircraft pursuant to the Agreement (it being understood that such reduction shall be rounded to the nearest whole number, if applicable).

The contractual training courses defined in this Appendix A will be provided up to [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period [*] after said Aircraft Delivery.

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1                                                                                      FLIGHT OPERATIONS TRAINING

1.1                                                                          Flight Crew Training (standard transition course)

The Seller will provide [*] per firmly ordered Aircraft.

1.2                                                                          Extended Range For Twin Engine Aircraft Operations (ETOPS) Training

The Seller will provide [*] ETOPS training for [*] per ordered Aircraft.

1.3                                                                          Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer [*] in total for the fleet of twenty-five (25) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of [*] present at any one time will be limited to [*].

1.4                                                                          Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [*] in total for the fleet of twenty-five (25) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

2                                                                                     PERFORMANCE / OPERATIONS COURSE(S)

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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The Seller will provide to the Buyer [*] in total for the fleet of twenty-five (25) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3                                                                                      MAINTENANCE TRAINING

3.1                                                                          The Seller will provide to the Buyer [*] in total for the fleet of twenty-five (25) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3.2                                                                          The Seller will provide to the Buyer [*] in total for the fleet of twenty-five (25) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

4                                                                                      TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1                                                                          For instruction at the Seller’s Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2                                                                          For instruction outside of the Seller’s Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3                                                                          For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4                                                                          For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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17                                                                              EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1                                                                  Equipment Supplier Product Support Agreements

17.1.1                                                    The Seller has obtained enforceable and transferable product support agreements from Suppliers of Supplier Parts, the benefit of which is hereby accepted by the Buyer. Said agreements become enforceable as soon as and for as long as an operator is identified as an Airbus aircraft operator.

17.1.2                                                    These agreements are based on the “World Airlines Suppliers Guide”, are made available to the Buyer through the SPSA Application, and include Supplier commitments as contained in the Supplier Product Support Agreements which include the following provisions:

17.1.2.1                                        Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts will be prepared in accordance with the applicable provisions of ATA Specification including revision service and be published in the English language. The Seller will recommend that a software user guide, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual. Such data will be provided in compliance with the applicable ATA Specification;

17.1.2.2                                        Warranties and guarantees, including standard warranties. In addition, landing gear Suppliers will provide service life policies for selected structural landing gear elements;

17.1.2.3                                          Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer’s instructors, shop and line service personnel;

17.1.2.4                                          Spares data in compliance with ATA iSpecification 2200, initial provisioning recommendations, spare parts and logistic service including routine and expedite deliveries;

17.1.2.5                                          Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.2                                                                Supplier Compliance

The Seller will monitor Suppliers’ compliance with support commitments defined in the Supplier Product Support Agreements and will, if necessary, jointly take remedial action with the Buyer.

17.3                                                                  Nothing in this Clause 17 will be construed to prevent or limit the Buyer from entering into direct negotiations with a Supplier with respect to different or additional terms and conditions applicable to Suppliers Parts selected by the Buyer to be installed on the Aircraft.

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17.4                                                                  Familiarization Training

Upon the Buyer’s request, the Seller will provide the Buyer with Supplier Product Support Agreements familiarization training at the Seller’s facilities in Blagnac, France. An on-line training module will be further available through AirbusWorld, access to which will be subject to the “General Terms and Conditions of Access to and Use of AirbusWorld” (hereinafter the “GTC”), as set forth in Part 2 of Exhibit I to this Agreement.

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18                                                                              BUYER FURNISHED EQUIPMENT

18.1                                                                    Administration

18.1.1.1                                            In accordance with the Specification, the Seller will install those items of equipment that are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that the BFE and the supplier of such BFE (the “BFE Supplier”) are referred to in the Airbus BFE Product Catalog valid at the time the BFE Supplier is selected.

18.1.1.2                                            Notwithstanding the foregoing and without prejudice to Clause 2.4, if the Buyer wishes to install BFE manufactured by a supplier who is not referred to in the Airbus BFE Product Catalog, the Buyer will so inform the Seller and the Seller will conduct a feasibility study of the Buyer’s request, in order to consider approving such supplier, provided that such request is compatible with the Seller’s industrial planning and the associated Scheduled Delivery Month for the Buyer’s Aircraft. In addition, it is a prerequisite to such approval that the considered supplier be qualified by the Seller’s Aviation Authorities to produce equipment for installation on civil aircraft. Any approval of a supplier by the Seller will be performed at the Buyer’s expense. The Buyer will cause any BFE supplier approved under this Clause 18.1.1.2 (each an “Approved BFE Supplier”) to comply with the conditions set forth in this Clause 18 and specifically Clause 18.2.

Except for the specific purposes of this Clause 18.1.1.2, the term “BFE Supplier” will be deemed to include Approved BFE Suppliers.

18.1.2.1                                            The Seller will advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition encompassing a Declaration of Design and Performance (the “BFE Engineering Definition”). The Seller will provide to the Buyer and/or the BFE Supplier(s), within an appropriate timeframe, the necessary interface documentation to enable the development of the BFE Engineering Definition.

The BFE Engineering Definition will include the description of the dimensions and weight of BFE, the information related to its certification and the information necessary for the installation and operation thereof, including when applicable 3D models compatible with the Seller’s systems. The Buyer will furnish, or cause the BFE Suppliers to furnish, the BFE Engineering Definition by the dates mutually agreed during the initial technical coordination meeting to be organised by the Seller between the Seller, the Buyer and BFE Suppliers in accordance with the Customization Milestones Chart of the Aircraft and in order to reach the final detailed definition of the cabin section including BFE (the “ITCM”).

Thereafter, the BFE Engineering Definition will not be revised, except through an SCN executed in accordance with Clause 2.

18.1.2.2                                            The Seller will also provide in due time to the Buyer a schedule of dates and the shipping addresses for delivery of the BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and Delivery of the Aircraft in accordance with the Aircraft delivery schedule. The Buyer will provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition, in order to allow performance of any assembly, installation, test or acceptance process in accordance with the Seller’s industrial schedule. In order to facilitate the follow-up of the timely receipt of BFE, the Buyer will, upon the Seller’s request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer. Once

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the last Aircraft under the Agreement is delivered to the Buyer, the Seller shall at its own costs return the unused additional spare BFE either to (i) the Buyer or (ii) the BFE manufacturer or (iii) to any other address provided by the Buyer.

The Buyer will also provide, when requested by the Seller, at AIRBUS OPERATIONS S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS OPERATIONS GmbH works in HAMBURG (GERMANY) adequate field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.3                                                        Without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller will organize meetings between the Buyer and BFE Suppliers. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within the defined timeframe.

In addition, throughout the development phase and up to Delivery of the Aircraft to the Buyer, the Buyer agrees:

▪    to monitor the BFE Suppliers and ensure that they will enable the Buyer to fulfil its obligations, including but not limited to those set forth in the Customization Milestone Chart;

▪    that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer will allocate resources to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft;

▪    for major BFE, including, but not being limited to, seats, galleys and IFE (“Major BFE”) to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

o                                        Preliminary Design Review (“PDR”),

o                                        Critical Design Review (“CDR”);

▪    to attend the First Article Inspection (“FAI”) for the first shipset of all Major BFE. Should the Buyer not attend such FAI, the Buyer will delegate the FAI to the BFE Supplier and confirmation thereof will be supplied to the Seller in writing;

▪    to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE. Should the Buyer not attend such SI, the Buyer will delegate the SI to the BFE Supplier and confirmation thereof will be brought to the Seller in writing. Should the Buyer not attend the SI, the Buyer will be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

The Seller will be entitled to attend the PDR, the CDR and the FAI. In doing so, the Seller’s employees will be acting in an advisory capacity only and at no time will they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

18.1.4                                                        The BFE will be imported into FRANCE or into GERMANY by the Buyer under a suspensive customs system (“Régime de l’entrepôt douanier ou régime de perfectionnement actif “ or “Zollverschluss”) without application of any French or German tax or customs duty, and will be Delivered At Place (DAP) according to the Incoterms, to the following shipping addresses:

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AIRBUS OPERATIONS S.A.S.

                                                                                                316 Route de Bayonne

                                                                                                31300 TOULOUSE

                                                                                                FRANCE

                                                                                                or

AIRBUS OPERATIONS GmbH

                                                                                                Kreetslag 10

                                                                                                21129 HAMBURG

                                                                                                GERMANY

                                                                                                or such other location as may be specified by the Seller.

18.2                                                                    Applicable Requirements

The Buyer is responsible for ensuring, at its expense, and warrants that the BFE will:

▪	be manufactured by a qualified BFE Supplier, and

▪	meet the requirements of the applicable agreed Specification of the Aircraft, and

▪	be delivered with the relevant certification documentation, including but not limited to the DDP, and

▪	comply with the BFE Engineering Definition, and

▪	comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and

▪

be approved by the Aviation Authority issuing the Export Airworthiness Certificate and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of the Aircraft, and

▪	not infringe any patent, copyright or other intellectual property right of the Seller or any third party, and

▪	not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or the Delivery of the Aircraft.

The Seller will be entitled to refuse any item of BFE that it considers incompatible with the Specification, the BFE Engineering Definition or the certification requirements.

18.3                                                                    Buyer’s Obligation and Seller’s Remedies

18.3.1                                                        Any delay or failure by the Buyer or the BFE Suppliers in:

▪	complying with the foregoing warranty or in providing the BFE Engineering Definition or field service mentioned in Clause 18.1.2.2, or

▪	furnishing the BFE in a serviceable condition at the requested delivery date, or

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▪	obtaining any required approval for such BFE equipment under the above mentioned Aviation Authorities’ regulations,

may delay the performance of any act to be performed by the Seller, including Delivery of the Aircraft. The Seller will not be responsible for such delay which will cause the Final Price of the affected Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller’s additional costs attributable to such delay or failure by the Buyer or the BFE Suppliers, such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2                                                        In addition, in the event of any delay or failure mentioned in 18.3.1 above, the Seller may:

(i)                       select, purchase and install equipment similar to the BFE at issue, in which event the Final Price of the affected Aircraft will also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if so required and not already provided for in the Final Price of the Aircraft, for adjustment and calibration; or

(ii)                    if the BFE is delayed by more than [*] days beyond, or is not approved within [*] days of the dates specified in Clause 18.1.2.2, deliver the Aircraft without the installation of such BFE, notwithstanding applicable terms of Clause 7, if any, and the Seller will thereupon be relieved of all obligations to install such equipment.

18.4                                                                    Title and Risk of Loss

Title to and risk of loss of any BFE will at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE) will be with the Seller for as long as such BFE is under the care, custody and control of the Seller.

18.5                                                                    Disposition of BFE Following Termination

18.5.1                                                        If a termination of this Agreement pursuant to the provisions of Clause 20 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller will be entitled, but not required, to remove with reasonable diligence and care all items of BFE that can be removed without damage to the Aircraft and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce the Seller’s damages resulting from the termination [*].

18.5.2                                                        The Buyer will cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.5.1 and will be responsible for all costs incurred by the Seller in removing and facilitating the sale of such BFE. [*]

18.5.3                                                        The Seller will notify the Buyer as to those items of BFE not sold by the Seller pursuant to Clause 18.5.1 above and, at the Seller’s request, the Buyer will undertake to remove such items from the Seller’ facility within thirty (30) days of the

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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date of such notice. The Buyer will have no claim against the Seller for damage, loss or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

18.5.4                                                        The Buyer will have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being removed from the Aircraft, provided that the Seller will use reasonable care in such removal.

18.5.5                                                        In the event that some BFE items cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable, [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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19                                                                                INDEMNITIES AND INSURANCE

The Seller and the Buyer will each be liable for Losses (as defined below) arising from the acts or omissions of their respective directors, officers, agents or employees occurring during or incidental to such party’s exercise of its rights and performance of its obligations under this Agreement, except as provided in Clauses 19.1 and 19.2.

19.1                                                                    Seller’s Indemnities

The Seller will, except in the case of gross negligence or willful misconduct of the Buyer, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from:

(a)                              claims for injuries to, or death of, the Seller’s directors, officers, agents or employees, or loss of, or damage to, property of the Seller or its employees when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)                              claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to the Technical Acceptance Flights.

19.2                                                                    Buyer’s Indemnities

The Buyer will, except in the case of gross negligence or willful misconduct of the Seller, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees and insurers, harmless against all Losses arising from:

(a)                              claims for injuries to, or death of, the Buyer’s directors, officers, agents or employees, or loss of, or damage to, property of the Buyer or its employees, when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)                              claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to (i) the provision of Seller Representatives services under Clause 15 including services performed on board the aircraft or (ii) the provision of Aircraft Training Services to the Buyer.

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19.3                                                                  Notice and Defense of Claims

If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 19 (the “Indemnitor”), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such claim or suit, as the Indemnitor will deem prudent. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor.

If the Indemnitor fails or refuses to assume the defense of any claim or suit notified to it under this Clause 19, the Indemnitee will have the right to proceed with the defense or settlement of the claim or suit as it deems prudent provided the Indemnitee notifies the Indemnitor accordingly in writing within a reasonable time period, prior to so proceeding, that it is so proceeding and will have a claim against the Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys’ fees. Further, in such event, the Indemnitor will be deemed to have waived any objection or defense to the Indemnitee’s claim based on the reasonableness of any settlement.

19.4                                                                  Insurance

For all Aircraft Training Services, to the extent of the Buyer’s undertaking set forth in Clause 19.2, the Buyer will or will cause the Initial Operator to::

(a)                              cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insured under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils (such insurance to include the AVN 52E Extended Coverage Endorsement Aviation Liabilities or any further Endorsement replacing AVN 52E as may be available as well as any excess coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance), and

(b)                              with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers.

Any applicable deductible will be borne by the Buyer. The Buyer will or will cause the Initial Operator to furnish to the Seller, not less than seven (7) working days prior to the start of any Aircraft Training Services, certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form acceptable to the Seller from the Buyer’s or the Initial Operator’s insurance broker(s), as applicable, certifying that such policies have been endorsed as follows:

(i)                                   under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller,

(ii)                                such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as

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may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller, and

(iii)                             under any such cover, all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived.

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20 -                                                                   TERMINATION

20.1                                                                  Termination for Insolvency

In the event that either the Seller or the Buyer:

(a)                               makes a general assignment for the benefit of creditors or becomes insolvent;

(b)                               files a voluntary petition in bankruptcy;

(c)                               petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

(d)                               commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, readjustment of debt, liquidation or any other similar proceeding for the relief of financially distressed debtors;

(e)                               becomes the object of any proceeding or action of the type described in (c) or (d) above and such proceeding or action remains undismissed or unstayed for a period of at least sixty (60) days; or

(f)                                  is divested of a substantial part of its assets for a period of at least sixty (60) days,

then any such event will constitute an anticipatory breach of contract by such party (the “Defaulting Party”) and the other party (the “Non-Defaulting Party”), at its option, will have the right to retain all amounts previously paid to the Non-Defaulting Party pursuant to the Agreement as liquidated damages for loss of a bargain and not as a penalty, and will have the right to resort to any remedy provided by applicable law, and may, to the full extent permitted by law, by written notice, terminate all or part of this Agreement with respect to any Aircraft, services, data and other items undelivered or unfurnished on the effective date of such termination, [*].

20.2                                                                  Termination for Failure to make Predelivery Payments and/or to Take Delivery

20.2.1                                                      [*];

20.2.2                                                      If the Buyer fails to comply with its obligations as set forth under Clause 8 and/or Clause 9, or fails to pay the Final Price of the Aircraft, the Seller will have the right to put the Buyer on notice to do so [*].

If the Buyer has not cured such default within such period, the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

All costs referred to in Clause 9.2.3 and relating to the period between the notified date of delivery (as referred to in Clause 9.2.3) and the date of termination of all or part of this Agreement will be borne by the Buyer.

20.3                                                                  Termination for Default under other Agreements

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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If the Buyer or any of its Affiliates fails to perform or comply with any material obligation expressed to be assumed by it in any other aircraft purchase agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates and such failure is not remedied within [*] Business Days after the Seller has given notice thereof to the Buyer, then the Seller may, by written notice, terminate all or part of this Agreement.

20.4                                                                  General

20.4.1                                                      To the full extent permitted by law, the termination of all or part of this Agreement pursuant to Clauses 20.1, 20.2 and 20.3 will become effective immediately upon receipt by the relevant party of the notice of termination sent by the other party without it being necessary for either party to take any further action or to seek any consent from the other party or any court having jurisdiction.

20.4.2                                                      The right for either party under Clause 20.1 and for the Seller under Clauses 20.2 and 20.3 to terminate all or part of this Agreement will be without prejudice to any other rights and remedies available to such party to seek termination of all or part of this Agreement before any court having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

20.4.3                                                      [*]

20.4.4                                                      In the event of termination of this Agreement following a default by the Buyer, including but not limited to a default under Clauses 20.1, 20.2 or 20.3, the Seller may without prejudice to any other rights and remedies available under this Agreement or by law, all of which are expressly reserved, retain all predelivery payments, commitment fees, option fees and any other monies paid by the Buyer to the Seller under this Agreement and corresponding to the Aircraft, services, data and other items covered by such termination.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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21 -                                                                   ASSIGNMENTS AND TRANSFERS

21.1                                                                  Assignments

Except as hereinafter provided, neither party may sell, assign, novate or transfer its rights or obligations under this Agreement to any person without the prior written consent of the other, except that the Seller may sell, assign, novate or transfer its rights or obligations under this Agreement to any Affiliate without the Buyer’s consent.

21.2                                                                  Assignments on Sale, Merger or Consolidation

The Buyer will be entitled to assign its rights under this Agreement at any time due to a merger, consolidation or a sale of all or substantially all of its assets, provided the Buyer first obtains the written consent of the Seller. The Buyer will provide the Seller with no less than 30 days’ notice if the Buyer wishes the Seller to provide such consent. The Seller will provide its consent if

(i)                                   the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations under this Agreement;

(ii)                                at the time, and immediately following the consummation, of the merger, consolidation or sale, no event of default exists or will have occurred and be continuing;

(iii)                             there exists with respect to the surviving or acquiring entity no basis for a Termination Event; and

(iv)                           following the sale, merger or consolidation, the surviving entity is in a financial condition at least equal to that of the Buyer immediately prior to such sale, merger or consolidation.

21.3                                                                  Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of the Seller or any other Affiliate of the Seller at which or by whom the services to be performed under this Agreement will be performed. Notwithstanding such designation, the Seller will remain ultimately responsible for fulfilment of all obligations undertaken by the Seller in this Agreement.

21.4                                                                  Transfer of Rights and Obligations upon Reorganization

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring will be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognizes that succession of the Successor to the Agreement by operation of law that is valid under the law pursuant to which that succession occurs will be binding upon the Buyer.

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22 -                                                                   MISCELLANEOUS PROVISIONS

22.1                                                                  Data Retrieval

On the Seller’s reasonable request, the Buyer will use reasonable efforts to require Operators to provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to monitoring the efficient and cost effective operations of the Airbus fleet worldwide

22.2                                                                  Notices

All notices and requests required or authorized hereunder will be given in writing either by personal delivery to an authorized officer of the party to whom the same is given or by commercial courier, express mail, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, express mail, certified air mail or facsimile, the date upon which it is sent (with, in the case of a fax, a correct confirmation printout), provided that if such date of receipt is not a Business Day, notice shall be deemed to have been received on the first following Business Day, will be deemed to be the effective date of such notice or request.

The Seller will be addressed at:

Airbus S.A.S.

Attention: Senior Vice President Contracts

1, Rond Point Maurice Bellonte

31707 Blagnac Cedex,

France

Phone +33 (0)5 61 93 33 33

Fax      +33 (0)5 61 93 47 27

The Buyer will be addressed at:

AIR LEASE CORPORATION

Attention: Legal Department

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067

U.S.A.

Phone  +1 (310) 553 0555

Fax       +1 (310) 553 0999

From time to time, the party receiving the notice or request may designate another address or another person.

22.3                                                                  Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to

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affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4                                                                  International Supply Contract

The Buyer and the Seller recognize that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein.

22.5                                                                  Certain Representations of the Parties

22.5.1                                                      Buyer’s Representations

The Buyer represents and warrants to the Seller:

(i)                                   the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(ii)                                neither the execution and delivery by the Buyer of this Agreement, nor the consummation of any of the transactions by the Buyer contemplated thereby, nor the performance by the Buyer of the obligations thereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound;

(iii)                             this Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

22.5.2                                                      Seller’s Representations

The Seller represents and warrants to the Buyer:

(i)                                   the Seller is organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(ii)                                neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the performance by the Seller of the obligations thereunder, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

(iii)                             this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

22.6                                                                  Interpretation and Law

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THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, New York County, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

22.6.1                                                      The Buyer for itself and its successors and assigns hereby designates and appoints the Secretary of the Buyer duly elected from time to time as its legal agent and attorney-in-fact upon whom all processes against the Buyer in any suit, action or proceeding in respect of any matter as to which it has submitted to jurisdiction under Clause 22.6 may be served with the same effect as if the Buyer were a corporation organized under the laws of the State of New York and had lawfully been served with such process in such state, it being understood that such designation and appointments will become effective without further action on the part of its Secretary.

22.6.2                                                      The assumption in Clause 22.6.1 made for the purpose of effecting the service of process will not affect any assertion of diversity by either party hereto initiating a proceeding in the New York Federal Courts or seeking transfer to the New York Federal Courts on the basis of diversity.

22.6.3                                                      Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to jurisdiction under Clause 22.6 may be made on the Seller by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier service prepaid to, CT Corporation, New York City offices as agent for the Seller, it being agreed that service upon CT Corporation will constitute valid service upon the Seller or by any other method authorized by the laws of the State of New York, and (ii) may be made on the Buyer by delivery of the same personally or by dispatching the same by Federal Express, UPS, or similar international air courier service prepaid, return receipt requested to:  Lord Securities Corporation, 48 Wall Street 2nd Floor, New York, NY 10005 or by any other method authorized by the laws of the State of New York; provided in each case that failure to deliver or mail such copy will not affect the validity or effectiveness of the service of process.

22.6.4                                                      Headings

All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

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22.7                                                                  Waiver of Jury Trial

EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

22.8                                                                  Waiver of Consequential Damages

In no circumstances will either party claim or receive incidental or consequential damages under this Agreement.

22.9                                                                  No Representations Outside of this Agreement

The parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each party further declares that its decision to execute this Agreement is not predicated on or influenced by any declarations or representations by any other person, party, or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any said person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for all of the parties hereto and no term herein will be construed or interpreted against any party under the contra proferentum or any related doctrine.

22.9                                                                  Confidentiality

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, and legal counsel) will maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential, including but not limited to, the Aircraft pricing (the “Confidential Information”). Without limiting the generality of the foregoing, the Buyer will use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in (i) any filing required to be made by the Buyer with any governmental agency and will make such applications as will be necessary to implement the foregoing, and (ii) any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review said document. The Buyer and the Seller will consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof.

The provisions of this Clause 22.9 will survive any termination of this Agreement.

22.10                                                          Severability

If any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law that renders any provision of this Agreement prohibited or unenforceable in any respect.

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22.11                                                          Entire Agreement

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written. This Agreement will not be amended or modified except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.12                                                          Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement will prevail over the terms of the Specification or any other Exhibit. For the purpose of this Clause 22.12, the term Agreement will not include the Specification or any other Exhibit hereto.

22.13                                                          Language

All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.14                                                          Counterparts

This Agreement has been executed in two (2) original copies.

Notwithstanding the foregoing, this Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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IN WITNESS WHEREOF, this A330neo Agreement was entered into as of the day and year first above written.

AIRBUS, S.A.S.

By:	/s/ John J. Leahy

Title:	Chief Operating Officer - Customers

AIR LEASE CORPORATION

By:	/s/ Steven F. Udvar-Házy

Title:	Chairman and CEO

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EXHIBIT A

E X H I B I T    A

S P E C I F I C A T I O N

The A330neo-900 Standard Specification is contained in a separate folder.

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EXHIBIT A

APPENDIX 1

“A330-800neo AIRCRAFT BASELINE SPECIFICATION”

PROVISIONAL SCN LIST FOR ALC

[*]

“A330-900neo AIRCRAFT BASELINE SPECIFICATION”

PROVISIONAL SCN LIST FOR ALC

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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EXHIBIT B

E X H I B I T   B

Exhibit B-1: Form of a Specification Change Notice

Exhibit B-2: Form of a Manufacturer’s Specification Change Notice

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EXHIBIT B - 1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Title :

Description :

Effect on weight :

•     Manufacturer’s Weight Empty change :

•     Operational Weight Empty change :

•     Allowable Payload change :

Remarks / References

Specification changed by this SCN

This SCN requires prior or concurrent acceptance of the following SCN (s):

Price per aircraft US DOLLARS: AT DELIVERY CONDITIONS: This change will be effective on AIRCRAFT N° and subsequent. Provided approval is received by
Buyer approval By : Date :	Seller approval By : Date :

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EXHIBIT B - 1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Specification repercussion: After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

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EXHIBIT B - 2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Title : Description : Effect on weight : • Manufacturer’s Weight Empty change : • Operational Weight Empty change : • Allowable Payload change : Remarks / References Specification changed by this MSCN
Price per aircraft US DOLLARS: AT DELIVERY CONDITIONS: This change will be effective on AIRCRAFT N° and subsequent. Provided MSCN is not rejected by
Buyer approval By : Date :	Seller approval By : Date :

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EXHIBIT B - 2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Specification repercussion: After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

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EXHIBIT B - 2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Scope of change (FOR INFORMATION ONLY)

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EXHIBIT C

AIRCRAFT PRICE REVISION FORMULA

1                                                                    BASE PRICE

The A330neo Aircraft Base Price quoted in Clause 3.1 of the Agreement (for the purposes of this Exhibit C the “Base Price”) is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2                                                                    BASE PERIOD

The Base Price has been established in accordance with the average economic conditions prevailing in December 2012, January 2013, February 2013 and corresponding to a theoretical delivery in January 2014 as defined by “ECIb” and “ICb” index values indicated hereafter.

3                                                                    INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) will be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed Report” (found in Table 9. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

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EXHIBIT C

4                                                                    REVISION FORMULA

Pn	=	[*]

Where	:

Pn	:	Base Price as revised at the Delivery Date of the Aircraft

Pb	:	Base Price at economic conditions December 2012, January 2013, February 2013 averaged (January 2014 delivery conditions)

[*]

ECIn	:	the arithmetic average of the latest published values of the ECI 336411W-Index available at the Delivery Date of the Aircraft for the 11th, 12th and 13th month prior to the month of Aircraft Delivery

ECIb	:	ECI 336411W-Index for December 2012, January 2013, February 2013 averaged (= [*])

ICn	:	the arithmetic average of the latest published values of the IC-Index available at the Delivery Date of the Aircraft for the 11th, 12th and 13th month prior to the month of Aircraft Delivery

ICb	:	IC-Index for December 2012, January 2013, February 2013, averaged (=[*])

5                                                                    GENERAL PROVISIONS

5.1                                                        Roundings

The Labor Index average and the Material Index average will be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

Each quotient [*] and [*] will be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

The final factor [*] will be rounded to the nearest ten-thousandth (4 decimals).

The final price will be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2                                                        Substitution of Indexes for Airbus Price Revision Formula

If:

(i)                        the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airbus Price Revision Formula, or

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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EXHIBIT C

(ii)                     the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)                  the data samples used to calculate such Labor Index or such Material Index are substantially changed;

the Seller will select a substitute index for inclusion in the Airbus Price Revision Formula (the “Substitute Index”).

The Substitute Index will reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller will make an appropriate adjustment to the Airbus Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

5.3                                                        Final Index Values

The Index values as defined in Clause 4 above will be considered final and no further adjustment to the base prices as revised at Delivery of the Aircraft will be made after Aircraft Delivery for any subsequent changes in the published Index values.

5.4                                                        Limitation

Should the sum of [*] be less than 1, Pn will be equal to [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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EXHIBIT D

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of clause _____ of the _____ purchase agreement dated _____ __________ _____ and made between [name of the party to the Purchase Agreement] (the “Customer”) and Airbus S.A.S., as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A3__-___ aircraft bearing manufacturer’s serial number _____ and registration mark _____ (the “Aircraft”) have taken place in [Blagnac, France /or Hamburg].

In view of said tests having been carried out with satisfactory results, [Name of party purchasing the Aircraft] (the “Owner”) pursuant to the purchase agreement assignment dated _____ __________ _____ and made between the Customer and the Owner, hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance will not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed by its duly authorised representative this _____ day of __________ _____ in [Blagnac, France /or Hamburg, Germany].

[the OWNER]

Name:

Title:

Signature:

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EXHIBIT E

AIRCRAFT BILL OF SALE

(the “Bill of Sale”)

Know all men by these presents that Airbus S.A.S., a Société par Actions Simplifiée existing under French law and having its principal office at 1, rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the “Seller”), was, this _____ day of __________ _____, the owner of the title to the following airframe (the “Airframe”), the [engines/propulsion systems] as specified (the “[Engines/Propulsion Systems]”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment (“BFE”), incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:      [ENGINES/PROPULSION SYSTEMS]:

AIRBUS Model A3__-___         [engine or p/s manufacturer] Model _____

MANUFACTURER’S SERIAL NUMBER:     ENGINE SERIAL NUMBERS:

_____     LH:      _____

RH:      _____

REGISTRATION MARK:_____

The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the “Aircraft”.

The Seller did, this _____ day of __________ _____, sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft to the following entity and to its successors and assigns forever, said Aircraft to be the property thereof:

[Insert Name and Address of Buyer]

(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it had good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.

This Bill of Sale is governed by and will be construed in accordance with the laws of [same governing law as in the Purchase Agreement].

IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by its duly authorised representative this _____ day of __________ _____ in [Blagnac, France /or Hamburg, Germany].

AIRBUS S.A.S.

Name:

Title:

Signature:

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EXHIBIT F

EXHIBIT F

S E R V I C E    L I F E    P O L I C Y

L I S T   O F   I T E M S

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EXHIBIT F

SELLER SERVICE LIFE POLICY

1                                                                  The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2                                                                    WINGS - CENTER AND OUTER WING BOX (LEFT AND RIGHT)

2.1                                                        Wing Structure

2.1.1                                            Spars

2.1.2                                            Ribs and stringers inside the wing box

2.1.3                                            Upper and lower wing skin panels of the wing box

2.2                                                        Fittings

2.2.1                                            Support structure and attachment fittings for the flap structure

2.2.2                                            Support structure and attachment fitting for the engine pylons

2.2.3                                            Support structure and attachment fitting for the main landing gear

2.2.4                                            Support structure and attachment fitting for the center wing box

2.3                                                        Auxiliary Support Structure

2.3.1                                            For the slats:

2.3.1.1                                Ribs supporting the track rollers on wing box structure

2.3.1.2                                Ribs supporting the actuators on wing box structure

2.3.2                                            For the ailerons:

2.3.2.1                                Hinge brackets and ribs on wing box rear spar or shroud box

2.3.2.2                                Actuator fittings on wing box rear spar or shroud box

2.3.3                                            For airbrakes, spoilers, lift dumpers:

2.3.3.1                                Hinge brackets and ribs on wing box rear spar or shroud box

2.3.3.2                                Actuator fittings on wing box rear spar or shroud box

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EXHIBIT F

2.4                                                        Pylon

2.4.1                                            For the Pylon Main Structural Box

2.4.1.1                                Spars

2.4.1.2                                Ribs

2.4.1.3                                Skin, doublers and stiffeners

2.4.1.4                                Support structure and attachment fitting for engine supports

3                                                                    FUSELAGE

3.1                                                        Fuselage structure

3.1.1                                            Fore and aft bulkheads

3.1.2                                            Pressurized floors and bulkheads surrounding the main and nose gear wheel well and center wing box

3.1.3                                            Skins doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4                                            Window and windscreen attachment structure but excluding transparencies

3.1.5                                            Passenger and cargo doors internal structure

3.1.6                                            Sills, excluding scuff plates, and upper beams surrounding passenger and cargo door apertures

3.1.7                                            Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8                                            Keel beam structure

3.2                                                        Fittings

3.2.1                                            Landing gear support structure and attachment fitting

3.2.2                                            Support structure and attachment fittings for the vertical and horizontal stabilizers

3.2.3                                           Support structure and attachment fitting for the APU

4                                                                    STABILIZERS

4.1                                                        Horizontal Stabilizer Main Structural Box

4.1.1                                            Spars

4.1.2                                            Ribs

4.1.3                                            Upper and lower skins and stringers

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EXHIBIT F

4.1.4                                            Support structure and attachment fitting to fuselage and trim screw actuator

4.1.5                                            Elevator support structure

4.1.5.1                                Hinge bracket

4.1.5.2                                Servocontrol attachment brackets

4.2                                                        Vertical Stabilizer Main Structural Box

4.2.1                                            Spars

4.2.2                                            Ribs

4.2.3                                            Skins and stringers

4.2.4                                            Support structure and attachment fitting to fuselage

4.2.5                                            Rudder support structure

4.2.5.1                                Hinge brackets

4.2.5.2                                Servocontrol attachment brackets

5                                                                    EXCLUSIONS

Bearing and roller assemblies, bearing surfaces, bushings, fittings other than those listed above, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

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EXHIBIT G

TECHNICAL DATA & SOFTWARE

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EXHIBIT G

TECHNICAL DATA & SOFTWARE

Where applicable, data will be established in general compliance with the ATA 100 Information Standards for Aviation Maintenance and the applicable provisions for digital standard of ATA Specification 2200 (iSpec2200).

The Seller will provide the Buyer with the following Technical Data (or such other equivalent Technical Data as may be applicable at the time of their provision to the Buyer).

1-         Airbus Flight Operations Data Package

The Airbus Flight Operations Data Package encompasses the following customised operational manuals required to operate the Aircraft:

-                                Flight Manual (FM),

-                                Flight Crew Operating Manual (FCOM),

-                                Flight Crew Training Manual (FCTM),

-                                Quick Reference Handbook (QRH),

-                                Cabin Crew Operating Manual (CCOM),

-                                Master Minimum Equipment List (MMEL),

-                                Weight and Balance Manual (WBM).

1.1-      Format of Data

The Flight Operations Data Package will be available on-line through the Seller’s customer portal AirbusWorld in eXtensible Mark-up Language (XML), for downloading and further data processing and customization, and/or in Portable Document Format (PDF), as applicable.

In addition, the Seller will make available up to a maximum of two (2) QRH sets per Aircraft in paper format.

Upon the Buyer’s request, a back-up copy of the manuals of the Flight Operations Data Package may be provided off-line on CD or DVD.

1.2-                      Availability Schedule

The Airbus Flight Operations Data Package, reflecting the Buyer’s Aircraft configuration, will be available to the Buyer ninety (90) days before the Scheduled Delivery Month of the first Aircraft.

A preliminary customized MMEL will be available one hundred eighty (180) days prior to the Scheduled Delivery Month of the first Aircraft.

The final issue of WBM and FM will be made available at the time of each Aircraft Delivery.

2-         Airbus Maintenance Technical Data Package

The Airbus Maintenance Technical Data Package encompasses the following customised maintenance data required for on-aircraft maintenance to ensure the continued airworthiness of the Aircraft:

-                                Aircraft Maintenance Manual (AMM),

-                                Aircraft Wiring Manual (AWM),

-                                Aircraft Schematics Manual (ASM),

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EXHIBIT G

-                                Aircraft Wiring Lists (AWL),

-                                Illustrated Part Catalog (IPC),

-                                Trouble Shooting Manual (TSM).

2.1-                      Format of Data

The Airbus Maintenance Technical Data Package will be available in the  Airn@v/Maintenance module of the AirN@v software and will be accessible on-line through the Seller’s customer portal AirbusWorld.

In addition, if so requested by the Buyer, the corresponding raw data in Standard Generalized Mark-up Language (SGML) format will also be made available for download from the Seller’s customer portal AirbusWorld.

Upon the Buyer’s request, a back-up copy of the data of the Airbus Maintenance Technical Data Package may be provided off-line on CD or DVD.

2.2-                      Availability Schedule

The Airbus Maintenance Technical Data Package, reflecting the Buyer’s Aircraft configuration, will be available to the Buyer ninety (90) days before the Scheduled Delivery Month of the first Aircraft.

Upon the Buyer’s request, where applicable, preliminary customized maintenance data may be available one hundred and eighty (180) days prior to the Scheduled Delivery Month of the first Aircraft.

3-         Non-customized Technical Data

Non-customised Technical Data, provided as part of the Maintenance Technical Data Package, will be made available to the Buyer either in the corresponding Airn@v software module, as detailed in Clause 14.9 of the Agreement, or in PDF format, as applicable.

The Technical Data belonging to each AirN@v module and/or available in PDF format will be as listed in the Seller’s Customer Services Catalog current at the time of the delivery of the Technical Data.

Non-customised Technical Data will be made available to the Buyer in accordance with a schedule to be mutually agreed between the Buyer and Seller no later than eighteen (18) months prior to the Scheduled Delivery Month of the first Aircraft.

4-         Additional Technical Data

4.1                           In addition to the Flight Operations Data Package and the Maintenance Technical Data Package, the Seller will provide, at Delivery of each Aircraft, on-line access to the Aircraft mechanical drawings that cover installation of structure and systems fitted on the Buyer’s Aircraft at Delivery.

4.2                           Within thirty (30) days after the Delivery of each Aircraft, the Seller will provide:

-    the weighing report, for integration into the WBM by the Buyer,

the Electrical Load Analysis (ELA), in a format allowing further updating by the Buyer.

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EXHIBIT H

E X H I B I T  “ H “

M A T E R I A L

S U P P L Y   AND   S E R V I C E S

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EXHIBIT H

1.                                                                GENERAL

1.1                                                        Scope

1.1.1                                            This Exhibit “H” defines the terms and conditions for the support and services that may be offered by the Seller to the Buyer in the area of Material, as such term in defined in Article 1.2.1 hereafter.

1.1.2                                            References made to Articles shall refer to articles of this Exhibit “H” unless otherwise specified.

1.1.3                                            Notwithstanding the definition set forth in Clause 12.3.1 of the Agreement and for the exclusive purpose of this Exhibit “H”, the term “Supplier” shall mean any supplier providing any of the Material listed in Article 1.2.1 hereunder (each a “Supplier Part”).

1.1.4                                            The term “SPEC 2000” as used throughout this Exhibit “H” means the “E-Business Specification for Materiels Management” document published by the Air Transport Association of America.

1.2                                                        Material Categories

1.2.1                                            Material covered by this Exhibit “H” is classified according to the following categories (hereinafter individually and collectively referred to as “Material”):

(i)           “Seller Parts” (corresponding to Seller’s proprietary Material bearing a part number of the Seller or Material for which the Seller has the exclusive sales rights);

(ii)          Supplier Parts classified as Repairable Line Maintenance Parts (as defined in SPEC 2000);

(iii)         Supplier Parts classified as Expendable Line Maintenance Parts (as defined in SPEC 2000);

(iv)        Seller and/or Supplier ground support equipment and specific-to-type tools.

1.2.2                                            Propulsion Systems, engine exchange kits, their accessories and parts, including associated parts, are not covered under this Exhibit “H” and shall be subject to direct agreements between the Buyer and the relevant Propulsion System Manufacturer.

1.3                                                        Term

During a period commencing on the date hereof and continuing as long as at least five (5) aircraft of the model of the Aircraft are operated in commercial air transport service, of which at least one (1) is operated by the Buyer (the “Term”), the Seller shall maintain, or cause to be maintained, a reasonable stock of Seller Parts.

The Seller shall use its reasonable efforts to obtain a similar service from all Suppliers of Supplier Parts as set forth under Articles 1.2.1 (ii) and (iii) and which were originally installed on the Aircraft at Delivery.

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EXHIBIT H

1.4                                                        Airbus Material Center

1.4.1                                            The Seller has established its material headquarters in Hamburg, Germany (the “Airbus Material Center”) and shall, during the Term, maintain, or have maintained on its behalf, a central store of Seller Parts.

1.4.2                                            The Airbus Material Center is operated twenty-four (24) hours per day, seven (7) days per week.

1.4.3                                            For efficient and prompt deliveries, the Seller and its Affiliates operate a global network of regional satellite stores (“Regional Satellite Stores”).

The Seller reserves the right to effect deliveries from the Airbus Material Center, from any of the Regional Satellite Stores or from any other production or Supplier’s facilities.

1.5                                                        Customer Order Desk

The Seller operates a “Customer Order Desk”, the main functions of which are:

(i)                                Management of order entries for all priorities, including Aircraft On Ground (“AOG”);

(ii)                             Management of order changes and cancellations;

(iii)                          Administration of Buyer’s routing instructions;

(iv)                        Management of Material returns;

(v)                           Clarification of delivery discrepancies;

(vi)                        Issuance of credit and debit notes.

The Buyer hereby agrees to communicate its orders for Material to the Customer Order Desk either in electronic format (SPEC 2000) or via the Internet.

1.6                                                        Material and Logistics Support Representative

The Seller shall assign one (1) material and logistics support representative based at the Airbus Material Center to assist with, and coordinate, material support matters between the Seller and the Buyer during the Term.

1.7                                                        Agreements of the Buyer

1.7.1                                            During the Term, the Buyer agrees to purchase from the Seller or its licensee(s) the Seller Parts required for the Buyer’s own needs.

1.7.2                                            Notwithstanding the foregoing, the Buyer may resort to the stocks of Seller Parts of other operators of the same aircraft type or model or purchase Seller Parts from said operators or from distributors, provided said Seller Parts were originally designed by the Seller and manufactured by the Seller or its licensees.

1.7.3                                            Without prejudice to Articles 1.7.1 and 1.7.2, the Buyer may (subject to the express further agreement of the Seller in relation to Article 1.7.3 (ii) below) manufacture, exclusively for its own use and without paying any license fee to the Seller, parts equivalent to Seller Parts subject to the existence of one of the following circumstances:

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EXHIBIT H

(i)                                                     after expiration of the Term, the concerned Seller Parts are out of stock;

(ii)                                                  Seller Parts are needed to perform confirmed AOG repairs upon any Aircraft delivered under the Agreement and are not available from the Seller, its licensees or other approved sources within a lead time shorter than or equal to the time in which the Buyer can manufacture such parts;

(iii)                                               when a Seller Part is identified as “Local Manufacture” in the Illustrated Parts Catalog (IPC).

1.7.4.1                                The rights granted to the Buyer in Article 1.7.3 shall not in any way be construed as a license, nor shall they in any way obligate the Buyer to pay any license fee or royalty, nor shall they in any way be construed to affect the rights of third parties.

1.7.4.2                                Furthermore, in the event of the Buyer manufacturing any parts, subject to and in accordance with the provisions of Article 1.7.3, such manufacturing and any use made of the manufactured parts shall be under the sole liability of the Buyer and the right given by the Seller under such Article 1.7.3 shall not be construed as express or implicit approval howsoever either of the Buyer in its capacity of manufacturer of such parts or of the manufactured parts.

It shall further be the Buyer’s sole responsibility to ensure that such manufacturing is performed in accordance with the relevant procedures and Aviation Authority requirements.

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NON-CONFORMITY OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY MANUFACTURING OF ANY PART UNDERTAKEN BY THE BUYER UNDER ARTICLE 1.7.3 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS EXHIBIT “H”, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

1.7.4.3                                The Buyer shall allocate its own part number to any part manufactured in accordance with Article 1.7.3 above. The Buyer shall under no circumstances be allowed to use, the Airbus part number of the Seller Part to which such manufactured part is equivalent.

1.7.4.4                                Notwithstanding any right provided to the Buyer under Article 1.7.3, the Buyer shall not be entitled to sell or loan any part manufactured under the provisions of Article1.7.3 to any third party.

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EXHIBIT H

2.                                                                INITIAL PROVISIONING

2.1                                                        Period

The initial provisioning period commences with the Pre-Provisioning Meeting, as defined in Article 2.2.1 below, and expires on the ninetieth (90th) day after Delivery of the last Aircraft firmly ordered under the Agreement (“Initial Provisioning Period”).

2.2                                                        Pre-Provisioning Meeting

2.2.1                                            The Seller shall organize a pre-provisioning meeting (the “Pre-Provisioning Meeting”) at the Airbus Material Center, or any other location as may be mutually agreed upon, for the purpose of defining an acceptable schedule and working procedure for the preparation of the initial issue of the Provisioning Data and the Initial Provisioning Conference referred to in Articles 2.3 and 2.4 below.

During the Pre-Provisioning Meeting, the Seller shall familiarize the Buyer with the provisioning processes, methods and formulae of calculation and documentation.

2.2.2                                            The Pre-Provisioning Meeting shall take place no later than nine (9) months prior to Scheduled Delivery Month of the first Aircraft. The date of the meeting shall be mutually agreed upon, allowing a minimum preparation time of eight (8) weeks for the Initial Provisioning Conference.

2.3                                                        Initial Provisioning Conference

The Seller shall organize an initial provisioning conference at the Airbus Material Center (the “Initial Provisioning Conference”), the purpose of which shall be to define the agreed material scope and working procedures to accomplish the initial provisioning of Material (hereinafter “Initial Provisioning”).

Such Initial Provisioning Conference shall take place at the earliest eight (8) weeks after Aircraft Manufacturer Serial Number allocation or Contractual Definition Freeze, whichever occurs last and latest six (6) months before the Scheduled Delivery Month of the first Aircraft.

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EXHIBIT H

2.4                                                        Provisioning Data

2.4.1                                            Provisioning data generally in accordance with SPEC 2000, Chapter 1, for Material defined in Articles 1.2.1 (i) through 1.2.1 (iii) (“Provisioning Data”) shall be supplied by the Seller to the Buyer in English language, in a format and timeframe to be mutually agreed upon during the Pre-Provisioning Meeting.

2.4.1.1                                Unless a longer revision cycle has been mutually agreed upon, the Provisioning Data shall be revised every ninety (90) days up to the end of the Initial Provisioning Period.

2.4.1.2                                The Seller shall ensure that Provisioning Data is provided to the Buyer in due time to give the Buyer sufficient time to perform any necessary evaluation and allow the on-time delivery of any ordered Material.

2.4.1.3                                Provisioning Data generated by the Seller and supplied to the Buyer shall comply with the configuration of the Aircraft as documented three (3) months before the date of issue.

This provision shall not cover:

(i)                                                     Buyer modifications not known to the Seller,

(ii)                                                  other modifications not approved by the Seller’s Aviation Authorities.

2.4.2                                            Supplier-Supplied Data

Provisioning Data corresponding to Supplier Parts (both initial issue and revisions) shall be transmitted to the Buyer either through the Seller and/or the corresponding Supplier; it is however agreed and understood by the Buyer that the Seller shall not be responsible for the substance, accuracy and/or quality of such data. Such Provisioning Data shall be provided in either SPEC 2000 format or any other mutually agreed format. The Buyer shall specify in writing to the Seller the requested Provisioning Data format at the time of the Initial Provisioning Conference.

2.4.3                                            Supplementary Data

The Seller shall provide the Buyer with data supplementary to the Provisioning Data. This shall include local manufacture tables, ground support equipment, specific-to-type tools and a pool item candidate list.

2.5                                                        Commercial Offer

Upon the Buyer’s request, the Seller shall submit a commercial offer for Material mutually agreed as being Initial Provisioning Material.

2.6                                                        Delivery of Initial Provisioning Material

2.6.1                                            During the Initial Provisioning Period, Initial Provisioning Material shall conform to the latest known configuration standard of the Aircraft for which such Material is intended and to the Provisioning Data transmitted by the Seller.

2.6.2                                            The delivery of Initial Provisioning Material shall take place according to the conditions specified in the commercial offer mentioned in Article 2.5 above.

2.7                                                        Buy-Back Period and Buy-Back of Initial Provisioning Surplus Material

a)                                                               The “Buy-Back Period” is defined as the period starting one (1) year after and ending four (4) years after Delivery of the first Aircraft to the Buyer.

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EXHIBIT H

b)                                                               At any time during the Buy-Back Period, the Buyer shall have the right to return to the Seller solely Seller Parts as per Article 1.2.1 (i) or Supplier Parts as per Article 1.2.1 (ii), subject to the Buyer providing sufficient evidence that such Material fulfils the conditions defined hereunder.

c)                                                               Material as set forth in Article b) above shall be eligible for Buy-Back      provided:

i)                             The Material is unused and undamaged and is accompanied by the Seller’s original documentation (tag, certificates);

ii)                          The Seller provided the Buyer with an Initial Provisioning recommendation for such Material at the time of the Initial Provisioning Conference based upon a maximum protection level of ninety-six percent (96%) and a maximum transit time of twenty (20) days;

iii)                       The quantity procured by the Buyer was not in excess of the provisioning quantities recommended by the Seller;

iv)                     The Material was purchased for Initial Provisioning purposes by the Buyer directly from the Seller;

v)                        The Material ordered by the Buyer is identified as an Initial Provisioning order and was placed on routine, and not expedite, basis;

vi)                     The Material and its components have at least ninety percent (90%) shelf life remaining when returned;

vii)                  The Material is returned to the Seller by the Buyer and has effectively been received and accepted by the Seller before the end of the Buy-Back Period.

d)                                                               If any Material is accepted for Buy-Back, the Seller shall credit the Buyer as follows:

-                                For Seller Parts as per Article 1.2.1 (i) the Seller shall credit the Buyer one hundred percent (100%) of the price originally paid;

-                                For Supplier Parts as per Article 1.2.1 (ii) the Seller shall credit the Buyer one hundred percent (100%) of the original Supplier list price valid at the time of order placement.

e)                                                               In the event of the Buyer electing to procure Material in excess of the Seller’s recommendation, the Buyer shall notify the Seller thereof in writing, with due reference to the present Article 2.7. The Seller’s acknowledgement and agreement in writing shall be necessary before any Material in excess of the Seller’s Initial Provisioning recommendation shall be considered for Buy-Back.

f)                                                                  It is expressly understood and agreed that all credits described in Article 2.7 (d) shall be provided by the Seller to the Buyer exclusively by means of credit notes to the Buyer’s Material account with the Seller.

g)                                                               Transportation costs for the agreed return of Material under this Article 2.7 shall be borne by the Buyer.

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EXHIBIT H

3.                                                                OTHER MATERIAL SUPPORT

3.1                                                        Replenishment and Delivery

3.1.1                                            General

For the purpose of clarification, it is expressly stated that the provisions of Article 3.1.2 do not apply to Initial Provisioning Material and Provisioning Data as described in Article 2.

3.1.2                                            Lead times

In general, lead times shall be in accordance with the provisions of the latest edition of the  “World Airlines and Suppliers Guide”.

3.1.2.1                                Seller Parts as per Article 1.2.1 (i) shall be dispatched within the lead times published by the Seller.

Lead times for Seller Parts as per Article 1.2.1 (i), which are not published by the Seller, shall be quoted upon request.

3.1.2.2                                Material defined in Articles 1.2.1 (ii) through 1.2.1 (iv) can be dispatched within the Supplier’s lead time augmented by the Seller’s own order and delivery administration time.

3.1.3                                            Expedite Service

The Seller shall provide a twenty-four (24) hours a day / seven (7) days a week expedite service to provide for the supply of critically required parts (the “Expedite Service”).

3.1.3.1                                The Expedite Service is operated in accordance with the “World Airlines and Suppliers Guide” and the Seller shall notify the Buyer of the action taken to satisfy an expedite order received from the Buyer within:

(i)                                                     four (4) hours after receipt of an AOG order;

(ii)                                                  twenty-four (24) hours after receipt of a critical order (imminent AOG or work stoppage);

(iii)                                             seven (7) days after receipt of an expedite order (urgent stock replenishment).

3.1.3.2                                In exceptional AOG circumstances, should the Buyer be unable to send a written order for reasons beyond his control, the Seller may deliver the Material after a telephone call, provided a purchase order is sent to the Seller by the end of the next Business Day. Should the Buyer fail to send such purchase order, the Seller reserves the right to refuse any subsequent purchase orders without receipt of a firm written purchase order.

3.1.4                                            Shortages, Overshipments, Non-Conformity in Orders

3.1.4.1                                The Buyer shall, within thirty (30) days after delivery of Material pursuant to a purchase order, advise the Seller:

(i)                                                     of any alleged shortages or overshipments;

(ii)                                                  of any non-conformities of delivered Material.

In the event of the Buyer not having advised the Seller of any such alleged shortages, overshipments or non-conformities within the above-defined period, the Buyer shall be deemed to have accepted the delivery.

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EXHIBIT H

3.1.4.2                                In the event of the Buyer reporting an overshipment or non-conformity to the order within the period defined in Article 3.1.4.1 the Seller shall, if the Seller recognizes such overshipment or non-conformity, either replace the concerned Material or credit the Buyer for the returned Material, if the Buyer chooses to return the Material subject of an overshipment or non-conformity. In such case, reasonable transportation costs shall be borne by the Seller.

3.1.5                                            Delivery Terms

Material shall be delivered to the Buyer as follows:

(i)                                                     Free Carrier (FCA) Airbus Material Center;

(ii)                                                  Free Carrier (FCA) Seller’s Regional Satellite Stores;

(iii)                                             Free Carrier (FCA) Seller’s or Supplier’s facility for deliveries from any other Seller or Supplier facilities.

The term Free Carrier (FCA) is as defined in the Incoterms 2010 publication issued by the International Chamber of Commerce.

3.1.6                                            Packaging

All Material shall be packaged in accordance with ATA 300 Specification.

3.1.7                                            Cessation of Deliveries

The Seller reserves the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations defined in Articles 5.2 through 5.3.

3.2                                                        Seller Parts Leasing

The Seller offers the Buyer the option to lease certain Seller Parts as listed in the Customer Services Catalog. The terms and conditions applicable to such service shall be as set forth in the then current Customer Services Catalog.

3.3                                                        Tools and Ground Support Equipment

The Seller offers for sale and/or loan a range of ground support equipment and specific-to-type tools, as defined in 1.2.1 (iv).

The terms and conditions applicable to such service shall be as set forth in the then current Customer Services Catalog.

3.4                                                        Seller Parts Repair

The Seller may offer the Buyer a service whereby the Seller would manage the repair of Seller Parts as defined in Article 1.2.1 (i).

The terms and conditions applicable to such service shall be as set forth in the then current Customer Services Catalog.

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EXHIBIT H

4                                                                    Warranties

4.1                                                        Seller Parts

Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts as per Article 1.2.1 (i) shall at delivery to the Buyer:

(i)                                           be free from defects in material.

(ii)                                        be free from defects in workmanship, including without limitation processes of manufacture.

(iii)                                     be free from defects arising from failure to conform to the applicable specification for such part.

4.1.1                                            Warranty Period

4.1.1.1                                The warranty period for Seller Parts is [*] months for new Seller Parts and [*] for used Seller Parts from delivery of such parts to the Buyer.

4.1.1.2                                Whenever any Seller Part, which contains a defect for which the Seller is liable under Clause 4.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 4.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Seller Part, whichever the case may be, shall be the remaining portion of the original warranty period or [*], whichever is longer.

4.1.2                                            Buyer’s Remedy and Seller’s Obligation

The Buyer’s remedy and Seller’s obligation and liability under this Article 4.1 are limited to the repair, replacement or correction, at the Seller’s expense and option, of any Seller Part that is defective.

The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price at which the Buyer is entitled to purchase a replacement for the defective Seller Part.

The provisions of Clauses 12.1.5 through 12.1.11 of the Agreement shall apply to this Article 4.1 of this Exhibit “H”.

4.2                                                        Supplier Parts

With respect to Supplier Parts to be delivered to the Buyer under this Exhibit “H”, the Seller agrees to transfer to the Buyer the benefit of any warranties, which the Seller may have obtained from the corresponding Suppliers and the Buyer hereby agrees that it shall accept the same.

4.3                                                        Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED HEREIN FOR THE PURPOSES OF THIS EXHIBIT H) AND REMEDIES OF THE BUYER SET FORTH IN THIS ARTICLE 4 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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EXHIBIT H

RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY MATERIAL, LEASED PART AND/OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.                                 ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.                                 ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.                                ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.                                ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.                                 ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, MATERIAL, LEASED PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES;

PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS ARTICLE 4.3, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

5.                                                                COMMERCIAL CONDITIONS

5.1                                                        Price

5.1.1                                            All Material prices shall be quoted in accordance with the delivery terms set forth under Article 3.1.5.

5.1.2                                            Notwithstanding the provisions of Article 2.5, all prices shall be the Seller’s sales prices valid on the date of receipt of the order (subject to reasonable quantities and delivery time) and shall be expressed in US Dollars.

5.1.3                                            The prices of Seller Parts shall be as set forth in the then current Seller’s Spare Parts Price Catalog and shall be firm for each calendar year. The Seller however reserves the right to revise the prices of said Seller Parts during the course of the calendar year in case of any of the following:

(i)                                                     significant revision in the manufacturing costs and purchase price of materials;

(ii)                                                  significant variation of exchange rates;

(iii)                                               significant error in the estimation or expression of any price.

5.1.4                                            The Seller’s prices for all other Material shall be the prices published by the Seller on the date of receipt of the order.

Prices that are not published by the Seller shall be quoted upon request.

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EXHIBIT H

The Seller however reserves the right to revise the prices for all other Material in case of any significant error in the estimation or expression of any price.

5.2                                                        Payment Procedures and Conditions

All payment under this Exhibit “H” shall be made in accordance with the terms and conditions set forth in the then current Customer Services Catalog.

5.3                                                        Title

With the exception of Material to be supplied under Article 3.2 above, title to any Material purchased under this Exhibit “H” shall remain with the Seller until full payment of the invoices and interest thereon, if any, has been received by the Seller.

The Buyer hereby undertakes that Material, title to which has not passed to the Buyer, shall be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

6.                                                                EXCUSABLE DELAY

Clauses 10.1 and 10.2 of the Agreement shall apply, mutatis mutandis, to all Material support and services provided under this Exhibit “H”.

7.                                                                TERMINATION OF MATERIAL PROCUREMENT COMMITMENTS

7.1                                                        In the event of the Agreement being terminated with respect to any Aircraft due to causes provided for in Clauses 10, 11 or 20 of the Agreement, such termination may also affect the terms of this Exhibit H to the extent set forth in Article 7.2 below.

7.2                                                        Any termination under Clauses 10, 11 or 20 of the Agreement shall discharge the parties of all obligations and liabilities hereunder with respect to undelivered spare parts, services, data or other items to be purchased hereunder and which are applicable to those Aircraft for which the Agreement has been terminated. Unused Material in excess of the Buyer’s requirements due to such Aircraft cancellation may be repurchased by the Seller, at the Seller’s option, as provided for in Article 2.7.

8.                                                                INCONSISTENCY

In the event of any inconsistency between this Exhibit “H” and the Customer Services Catalog or any order placed by the Buyer, this Exhibit “H” shall prevail to the extent of such inconsistency.

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EXHIBIT I

PART 1

END-USER LICENSE AGREEMENT FOR AIRBUS SOFTWARE

1                                                                    DEFINITIONS

For the purposes of this end-user license agreement for Airbus software (the “Software License”) the following definitions will apply:

“Agreement” means the Purchase Agreement of even date herewith entered into between the Licensee and the Licensor covering the purchase and sale of the Aircraft subject thereof.

“Airbus Software” means each of the Licensor’s proprietary products including Composite Work, configurations, processes, rules (together with any related documentation), as well as any modifications, enhancements or extensions thereto as may be provided by the Licensor from time to time. The Airbus Software will be supplied in machine-readable code form only, for use in connection with the Aircraft or operations related to the Aircraft. The Airbus Software will be either On Board Certified Software or Software Products. For the avoidance of doubt, this Software License does not apply to (i) open source software contained in the Airbus Software, if any, and it is hereby acknowledged and agreed by both parties hereto that such open source software is independently distributed on an “as is” basis under the respective license terms therefor, and that the Licensor disclaims any liability in relation to such open source software, or (ii) any proprietary third party software that the Licensor purchases or licenses from any third party and delivers to the Licensee, either as a sublicense or as a direct license from such third party.

“Aircraft” means, individually or collectively, the Aircraft subject of the Agreement.

“Composite Work” means the package composed of various elements, such as database(s), software or data, and which necessitates the use of the Airbus Software.

“Licensee” means the Buyer under the Agreement.

“Licensor” means the Seller under the Agreement.

“On Board Certified Software” means those Airbus Part 125 and/or FAR 125 certified software that are installed on board the Aircraft and bear a part number of the Licensor, excluding any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a part number.

“Permitted Purpose” means use of the Airbus Software by the Licensee for its own internal business needs, solely in conjunction with the Aircraft and in particular pertaining to (i) operation of the Aircraft; (ii) on ground operational support of the Aircraft; or (iii) related authorized customization of software.

“Software Product(s)” means either those Airbus Software intended to be used on ground at the Licensee’s facilities or Airbus Software that are installed on board the Aircraft and that are not Part 125 and/or FAR 125 certified - whether or not bearing a part number of the Licensor - excluding any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a part number.

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EXHIBIT I

“Update(s)” means any update(s) or replacement(s) to the Airbus Software licensed hereunder, which the Licensor, at its discretion, makes generally available to the Licensee.

“User Guide” means the documentation, which may be in electronic format, designed to assist the Licensee in using the Airbus Software.

Capitalized terms used herein and not otherwise defined in this Software License will have the meaning assigned thereto in the Agreement.

2                                                                    LICENSE

In consideration of the purchase by the Licensee of the Aircraft, the Licensee is hereby granted a worldwide and non-exclusive right to use the Airbus Software, for a Permitted Purpose. The Licensor will remain the owner of all intellectual property rights in the Airbus Software. There will be one license encompassing all Airbus Software granted in respect of each Aircraft purchased by the Licensee.

Notwithstanding the foregoing, license rights regarding the use of Software Products may be subject to specific commercial conditions and to the payment of specific fees relating to such Software Products.

The Licensee hereby acknowledges that it is aware that certain Airbus Software subject of this Software License may incorporate some third party software or open source software components. The Licensee hereby agrees to be bound by the licensing terms and conditions applicable to such third party software and made available by the Licensor through AirbusWorld.

3                                                                    ASSIGNMENT AND DELEGATION

3.1                                                        Assignment

3.1.1                                            On Board Certified Software

The Licensee may at any time assign or otherwise transfer all or part of its rights pertaining to any On Board Certified Software under this Software License only as part of, and to the extent of, a sale, transfer or lease of each Aircraft on which such On Board Certified Software is installed. The Licensee will assign as many Software Licenses as the number of sold, transferred or leased Aircraft and will retain all other Software Licenses attached to any Aircraft that the Licensee continues to operate.

In the event of any such assignment or transfer, the Licensee will transfer the copies of the Airbus Software attached to the sold, transferred or leased Aircraft (including all component parts, media, any upgrades or backup copies and, if applicable, certificate(s) of authenticity), except as otherwise instructed by the Licensor.

3.1.2                                            Software Products

Save as otherwise set forth in the Agreement, the right to use any Software Product is personal to the Licensee, for its own internal use, and is non-transferable, except with the Licensor’s prior written consent, in which case the Licensee will cause the assignee or sub-licensee to agree to the terms of this Software License.

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EXHIBIT I

3.2                                                        Delegation

Without prejudice to Article 6 (a) hereof, in the event of the Licensee intending to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Licensee will notify the Licensor of such intention prior to any disclosure of this Software License and/or the Airbus Software Services to such Third Party.

The Licensee hereby undertakes to cause such Third Party to agree to be bound by the conditions and restrictions set forth in this Software License with respect to the Airbus Software and will in particular cause such Third Party to enter into a appropriate licensing conditions and to commit to use the Airbus Software solely for the purpose of maintaining the Aircraft and/or for processing the Licensee’s data.

4                                                                    COPIES

Use of the Airbus Software is limited to the number of copies delivered by the Licensor to the Licensee and to the medium on which the Airbus Software is delivered. No reproduction will be made without the prior written consent of the Licensor, except that the Licensee is authorized to copy the Airbus Software for back-up and archiving purposes. Any copy the Licensor authorizes the Licensee to make will be performed under the sole responsibility of the Licensee. The Licensee agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Licensee makes of the Airbus Software.

5                                                                    TERM

5.1                                                        On Board Certified Software

Subject to the Licensee having complied with the terms of this Software License, the rights under this Software License will be granted from the date of Delivery of each Aircraft until the earlier of (i) the Aircraft definitively ceasing to be operated, in which case the license rights pertaining to such Aircraft will be deemed terminated on the date of the last operation thereof by the Licensee or any of its assignees, or (ii) the Agreement, this Software License or any part thereof being terminated for any reason whatsoever, in which case the Licensee will immediately cease to use the On Board Certified Software.

5.2                                                        Software Products

Save as otherwise specified in any applicable commercial conditions relating to any Software Product as set forth in the Agreement and subject to the Licensee having complied with the terms of this Software License, the rights under this Software License will be granted from the date of first delivery of the Software Product until the earlier of (i) for Software Products that are installed on board the Aircraft, the Licensee ceasing to operate the Aircraft on which such Software Products are installed, or (ii) the Licensee no longer owning or operating any Aircraft, or (iii) the Agreement or this Software License being terminated for any reason whatsoever, in which case the Licensee will immediately cease to use the Software Products.

6                                                                    CONDITIONS OF USE

The Airbus Software will only be used for the Permitted Purpose.

The Licensee will be solely responsible for, and agrees to be careful in the use of, all outputs and results derived from the operation of the Airbus Software and all

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EXHIBIT I

consequences, direct and indirect, relating to the use of such output and results. The Licensee agrees to use such outputs and results only once it has verified such outputs and results and has checked the relevance and correctness thereof, in the light of its particular needs.

The Licensee expressly acknowledges that it will take all appropriate precautions for the use of the Airbus Software, including without limitation measures required for its compliance with the User Guide or any information or directive regarding the use of the Supplier Software.

Under the present Software License, the Licensee will:

a)                        not permit any parent, subsidiary, affiliate, agent or third party to use the Airbus Software in any manner, including, but not limited to, any outsourcing, loan, commercialization of the Airbus Software or commercialization by merging the Airbus Software into another software or adapting the Airbus Software, without the prior written consent from the Licensor;

b)                        do its utmost to maintain the Airbus Software and the relating documentation in good working condition, in order to ensure the correct operation thereof;

c)                        use the Airbus Software in accordance with such documentation and the User Guide, and ensure that the personnel using the Airbus Software has received appropriate training;

d)                        use the Airbus Software exclusively in the technical environment defined in the applicable User Guide, except as otherwise agreed in writing between the parties;

e)                        except as permitted by applicable law, not alter, reverse engineer, modify, correct, translate, disassemble, decompile or adapt the Airbus Software, nor integrate all or part of the Airbus Software in any manner whatsoever into another software product, nor create a software product derived from the Airbus Software save with the Licensor’s prior written approval.

f)                           should the Licensor have elected to provide the source code to the Licensee, have the right to study and test the Airbus Software, under conditions to be expressly specified by the Licensor, but in no event will the Licensee have the right to correct, modify or translate the Airbus Software;

g)                        except with respect to Software Products intended to be used on ground, use the Airbus Software exclusively on the referenced machines and the declared sites;

h)                     not attempt to discover or re-write the Airbus Software source codes in any manner whatsoever;

i)                          not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights in the Airbus Software;

j)                             not pledge, sell, distribute, grant, sublicense, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the Airbus Software, whether in whole or in part, for the benefit of a third party.

With respect to Software Products intended for use on ground, the Licensor will be entitled, subject to providing reasonable prior written notice thereof to the Licensee, to

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EXHIBIT I

verify at the Licensee’s facilities whether the conditions specified in the present Software License are fulfilled.

7                                                                    TRAINING

In addition to the User Guide provided with the Airbus Software, training and other assistance may be provided upon the Licensee’s request, subject to the conditions set forth in the Agreement. Such assistance or training will not operate to relieve the Licensee of its sole responsibility with respect to the use of the Airbus Software under this Software License.

8                                                                    PROPRIETARY RIGHTS - RIGHT TO CORRECT AND MODIFY

8.1                                                      The Airbus Software is proprietary to the Licensor or the Licensor has acquired the intellectual property rights necessary to grant this Software License. The copyright and all other proprietary rights in the Airbus Software are and will remain the property of the Licensor.

8.2                                                        The Licensor reserves the right to correct and modify any Airbus Software at its sole discretion and the Licensee will not undertake any correction or modification of the Airbus Software without the Licensor’s prior written approval. The Licensee will install any Updates provided by the Licensor, at its own cost, in accordance with the time schedule notified with the provision of such Update(s). In the event of the Licensee failing to install any such Update(s), the Licensor will be relieved of any warranty or liability of any kind with respect to the conformity or operation of the Airbus Software.

9                                                                    COPYRIGHT INDEMNITY

9.1                                                        Indemnity

9.1.1                                            Subject to the provisions of Article 9.2.3, the Licensor will defend and indemnify the Licensee from and against any damages, costs and expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement, or claim of infringement, by any Airbus Software provided by the Licensor, of any copyright, provided that the Licensor’s obligation to indemnify will be limited to infringements in countries which, at the time of the infringement or alleged infringement, are members of The Berne Union and recognize computer software as a “work” under the Berne Convention.

9.1.2                                            In the event that the Licensee is prevented from using the Airbus Software for infringement of a copyright referred to in Article 9.1.1 (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at between claimant, Licensor and Licensee), the Licensor will at its expense either:

(i)                        procure for the Licensee the right to use the same free of charge to the Licensee; or

(ii)                     replace the infringing part of the Airbus Software as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Software License.

9.2                                                       Administration of Copyright Indemnity Claims

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EXHIBIT I

9.2.1                                            If the Licensee receives a written claim or a suit is threatened or commenced against the Licensee for infringement of a copyright referred to in Article 9.1 as a result of the use of the Airbus Software, the Licensee will:

(i)                        forthwith notify the Licensor giving particulars thereof;

(ii)                  furnish to the Licensor all data, papers and records within the Licensee’s control or possession relating to such claim or suit;

(iii)                refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Article (iii) will prevent the Licensee from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)                fully co-operate with, and render all such assistance to the Licensor as may be pertinent to the defense or denial of the suit or claim;

(v)                   act in such way as to mitigate damages and/or reduce the amount of royalties that may be payable as well as to minimize costs and expenses.

9.2.2                                          The Licensor will be entitled, either in its own name or on behalf of the Licensee, to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner, which it deems proper.

9.2.3                                          The Licensor’s obligations and the Licensee’s remedies hereunder will be conditional upon the strict and timely compliance by the Licensee with the terms of this Clause 9 and of Clauses 6(e), 6(h), 6(i) and 8.2 and are exclusive and in substitution for, and the Licensee hereby waives, releases and renounces all other obligations and liabilities of the Licensor and rights, claims and remedies of the Licensee against the Licensor, express or implied, arising by law or otherwise with respect to any infringement or claim of infringement of any copyright.

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EXHIBIT I

10                                                            CONFIDENTIALITY

The Airbus Software, this Software License and their contents are designated as confidential. The Licensee undertakes not to disclose the Software License, the Airbus Software or any parts thereof to any third party without the prior written consent of the Licensor, except to the lessee in case of lease of an Aircraft or to the buyer in case of resale of an Aircraft provided that such lessee or buyer agree to maintain the duty of confidentiality as set forth in this Clause 10, without prejudice to any provisions set forth in the Agreement. In so far as it is necessary to disclose aspects of the Airbus Software to the Licensee’s employees, such disclosure is permitted solely for the purpose for which the Airbus Software is supplied and only to those employees who need to know the same, save as permitted herein or where otherwise required pursuant to an enforceable court order or any governmental decision or regulatory provision imposed on the Licensee, provided that reasonable prior notice of the intended disclosure is provided to the Licensor.

The obligations of the Licensee to maintain confidentiality will survive the termination of this Software License for a period of ten (10) years.

11                                                            ACCEPTANCE

On Board Certified Software will be deemed accepted as part of the Technical Acceptance Process set out in Clause 8 of the Agreement.

Software Products will be deemed accepted upon delivery thereof unless otherwise specifically provided for in the Agreement.

12                                                            WARRANTY

12.1                                                On Board Certified Software

Any On Board Certified Software installed on board an Aircraft at Delivery thereof will be deemed a Warranted Part for the purposes of Clause 12.1 of the Agreement and the relevant provisions of such Clause 12.1 will be fully applicable to such On Board Certified Software.

12.2                                                Software Products

The Licensor warrants that Software Products are prepared in accordance with the state of art at the date of their conception and will perform substantially in accordance with their functional and technical specifications current at the time of their initial delivery. Should the Software Products be found not to conform to their documentation, the Licensee will notify the Licensor promptly thereof and the sole and exclusive liability of the Licensor under this Software License will be to provide the Licensee with two (2) months free of charge maintenance services.

After these two (2) months, the terms and conditions applicable to maintenance services will be those specified in the current Customer Services Catalog.

For the avoidance of doubt, this Article 12.2 will not be applicable to Software Product Updates, modifications, enhancements and extensions.

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EXHIBIT I

12.3                                                The Licensor will be relieved of any obligations under Articles 12.1 and 12.2 in case of:

(i)                      Airbus Software defects or non-conformities caused by alterations or modifications to the Airbus Software carried out without the prior approval of the Licensor;

(ii)                     Airbus Software defects or non-conformities caused by negligence of the Licensee or other causes beyond the Licensor’s reasonable control;

(iii)                  Failure of the Licensee to install any Update in accordance with Article 8 hereof;

(iv)              Airbus Software defects or non-conformities caused by errors in or modifications of or Updates to operating systems, databases or other software or hardware with which the Airbus Software interfaces, where such elements have not been provided by the Licensor.

The Licensee will be responsible for the cost and expense of any correction services provided by the Licensor as a result of any of the foregoing exclusions. Such correction services will be subject to the then applicable commercial conditions.

12.4                                                Waiver, release and renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LICENSOR (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE LICENSEE SET FORTH IN THIS ARTICLE 12 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE LICENSEE HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LICENSOR AND RIGHTS, CLAIMS AND REMEDIES OF THE LICENSEE AGAINST THE LICENSOR, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND IN ANY AIRBUS SOFTWARE AND SERVICES DELIVERED UNDER THE AGREEMENT AND/OR THIS SOFTWARE LICENSE, INCLUDING BUT NOT LIMITED TO:

(A)                 ANY WARRANTY AGAINST HIDDEN DEFECTS;

(B)                 ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(C)                ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(D)                ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT AND WHETHER OR NOT ARISING FROM THE LICENSOR’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

(E)                 ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THE AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES.

PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS SOFTWARE LICENSE WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS ARTICLE 12, “THE LICENSOR” WILL BE UNDERSTOOD TO INCLUDE THE LICENSOR, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

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EXHIBIT I

The Licensor will have no liability for data that is entered into the Airbus Software by the Licensee and/or used for computation purposes.

13                                                            LIABILITY AND INDEMNITY

The Airbus Software is supplied under the express condition that the Licensor will have no liability in contract or in tort arising from or in connection with the use and/or possession by the Licensee of the Airbus Software and that the Licensee will indemnify and hold the Licensor harmless from and against any liabilities and claims from third parties arising from such use and/or possession.

14                                                            EXCUSABLE DELAYS

14.1                                                The Licensor will not be responsible nor be deemed to be in default on account of delays in delivery of any Airbus Software or Update due to causes reasonably beyond the Licensor’s or its subcontractors’ control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the Licensee or the governments of the countries of Licensor or its subcontractors, war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or supplier to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor’s or supplier’s control or failure of the Licensee to comply with its obligations arising out of the present Software License.

14.2                                                The Licensor will, as soon as practicable after becoming aware of any delay falling within the provisions of this Article, notify the Licensee of such delay and of the probable extent thereof and will, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume delivery of the delayed Airbus Software or Update.

15                                                            TERMINATION

In the event of breach of an obligation set forth in this Software License by either the Licensor or the Licensee or failure to comply with the commercial conditions applicable to Airbus Software as set forth in the Agreement, which is not cured within 30 days from the date of receipt of a written notice notifying the breach, the non-breaching party will be entitled to terminate this Software License.

In the event of termination for any cause, the Licensee will no longer have any right to use the Airbus Software and will return to the Licensor all copies of the Airbus Software and any relating documentation together with an affidavit to that effect. In case of breach by the Licensee, the Licensor will be entitled to retain any amount paid for the ongoing year.

16                                                            General Provisions

16.1                                                This Software License is an Exhibit to the Agreement and integrally forms part thereof. As a result, any non-conflicting terms of the Agreement are deemed incorporated herein to the extent they are relevant in the context of this Software License.

16.2                                                In the event of any inconsistency or discrepancy between any term of this Software License and any term of the Agreement (including any other Exhibit or Appendices thereto), the terms of this Software License will take precedence over the conflicting

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EXHIBIT I

terms of the Agreement to the extent necessary to resolve such inconsistency or discrepancy.

16.3                                              This Software License is subject to and construed and the performance thereof will be determined in accordance with the laws in effect in the State of New York without regard to conflict of laws principles that could result in the application of the laws of any other jurisdiction.  All disputes arising in connection with this Software License will be submitted to the competent courts of New York, and the parties hereby agree to submit to the jurisdiction of those courts.

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EXHIBIT I

PART 3

END-USER SUBLICENSE AGREEMENT FOR SUPPLIER SOFTWARE

1                                                                    DEFINITIONS

For the purposes of this end-user sublicense agreement for Supplier Software (the “Software Sublicense”) the following definitions will apply:

“Agreement” means the Purchase Agreement of even date herewith covering the purchase and sale of the Aircraft subject thereof.

“Aircraft” means, individually or collectively, the Aircraft subject of the Agreement.

“Composite Work” means the package composed of various elements, such as database(s), software or data, and which necessitates the use of the Supplier Software.

“Permitted Purpose” means use of the Supplier Software by the Sublicensee for its own internal business needs, solely in conjunction with the Aircraft and in particular pertaining to (i) operation of the Aircraft; (ii) on ground operational support of the Aircraft; or (iii) related authorized customization of software.

“Sublicensee” means the Buyer under the Agreement.

“Sublicensor” means the Seller under the Agreement as authorized by the Supplier to sublicense the Supplier Software to the operators of Airbus aircraft.

“Supplier” means each of the Sublicensor’s suppliers owning the intellectual property rights in the corresponding Supplier Software (or holding the right to authorize the Sublicensor to sublicense such Supplier Software) and having granted to the Sublicensor the right to sublicense such Supplier Software.

“Supplier Product Support Agreement” will have the meaning set forth in Clause 12.3.1.3 of the Agreement.

“Supplier Software” means each of the Supplier’s proprietary products including Composite Work, configurations, processes, rules (together with any related documentation) as well as any modifications, enhancements or extensions thereto, as may be provided by the Supplier or the Sublicensor from time to time and the supply of which to the Sublicensee is governed by a Supplier Product Support Agreement. The Supplier Software will be supplied in machine-readable code form only, for use in connection with the Aircraft or operations related to the Aircraft. For the avoidance of doubt, this Software Sublicense does not apply to (i) any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a partnumber (ii) third party software not provided under a Supplier Product Support Agreement, including but not limited to any standard, “off the shelf” software (Components Off The Shelf/COTS) and (iii) open source software contained in the Supplier Software, if any, and it is hereby acknowledged and agreed by both parties hereto that such open source software is independently distributed on an “as is” basis under the respective license terms therefor, and that the Sublicensor disclaims any liability in relation to such open source software.

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EXHIBIT I

“Update(s)” means any update(s) or replacement(s) to the Supplier Software licensed hereunder, which the Sublicensor or the Supplier, at their discretion, make generally available to the Sublicensee.

“User Guide” means the documentation, which may be in electronic format, designed to assist the Sublicensee in using the Supplier Software.

Capitalized terms used herein and not otherwise defined in this Software Sublicense will have the meaning assigned thereto in the Agreement.

2                                                                    LICENSE

In consideration of the purchase by the Sublicensee of the Aircraft, the Sublicensee is hereby granted a free of charge, worldwide and non-exclusive right to use the Supplier Software, for a Permitted Purpose. Each Supplier will remain the owner of all intellectual property rights in the Supplier Software. There will be one Software Sublicense granted in respect of each Aircraft purchased by the Sublicensee.

The Sublicensee hereby acknowledges that it is aware that certain Supplier Software subject of this Software Sublicense may incorporate some third party software or open source software components. The Sublicensee hereby agrees to be bound by the licensing terms and conditions applicable to such third party software and made available by the Sublicensor through AirbusWorld.

3                                                                    ASSIGNMENT AND DELEGATION

3.1                                                        Assignment

The Sublicensee may, at any time, assign or otherwise transfer all or part of its rights under this Software Sublicense only as part of, and to the extent of, a sale, transfer or lease of any or all of the Aircraft to which the Supplier Software are related provided that the Sublicensee causes the assignee to agree to the terms of this Software Sublicense.

The Sublicensee will assign a Software Sublicense for all Supplier Software installed on the sold, transferred or leased Aircraft and will retain all other Software Sublicenses attached to any Aircraft that the Sublicensee continues to operate.

In the event of any such assignment or transfer, the Sublicensee will transfer the copies of the Supplier Software attached to the sold, transferred or leased Aircraft (including all component parts, media, any upgrades or backup copies, this Software Sublicense, and if applicable, certificate(s) of authenticity), except as otherwise instructed by the Sublicensor.

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EXHIBIT I

3.2                                                        Delegation

Without prejudice to Article 10 hereof, in the event of the Sublicensee intending to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Sublicensee will notify the Sublicensor of such intention prior to any disclosure of this Software Sublicense and/or the Supplier Software to such Third Party.

The Sublicensee hereby undertakes to cause such Third Party to enter into appropriate licensing conditions with the corresponding Supplier and to commit to use the Supplier Software solely for the purpose of maintaining the Sublicensee’s Aircraft and/or processing the Sublicensee’s data.

4                                                                    COPIES

Use of the Supplier Software is limited to the number of copies delivered by the Sublicensor to the Sublicensee and to the medium on which the Supplier Software is delivered. No reproduction will be made without the written consent of the Sublicensor, except that the Sublicensee is authorized to copy the Supplier Software for back-up and archiving purposes. Any copy the Sublicensor authorizes the Sublicensee to make will be performed under the sole responsibility of the Sublicensee. The Sublicensee agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Sublicensee makes of the Supplier Software.

5                                                                    TERM

Subject to the Sublicensee having complied with the terms of this Software Sublicense, the rights under this Software Sublicense will be granted from the date of Delivery of each Aircraft until the earlier of (i) the Aircraft ceasing to be operated, in which case the license rights pertaining to such Aircraft will be deemed terminated for such Aircraft on the date of the last operation thereof by the Sublicensee or any of its assignees, or (ii) the Agreement, this Software Sublicense or any part thereof, being terminated for any reason whatsoever, in which case the Sublicensee will immediately cease to use the affected Supplier Software upon the effective termination date.

6                                                                    CONDITIONS OF USE

The Supplier Software will only be used for the Permitted Purpose.

The Sublicensee will be solely responsible for, and agrees to be careful in the use of, all outputs and results derived from the operation of the Supplier Software and all consequences, direct and indirect, relating to the use of such output and results. The Sublicensee agrees to use such outputs and results only once it has verified such outputs and results and has checked the relevance and correctness thereof, in the light of its particular needs.

The Sublicensee expressly acknowledges that it will take all appropriate precautions for the use of the Supplier Software, including without limitation measures required for its compliance with the User Guide or any information or directive regarding the use of the Supplier Software.

Under the present Software Sublicense, the Sublicensee will:

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EXHIBIT I

a)                      not permit any parent, subsidiary, affiliate, agent or other third party to use the Supplier Software in any manner, including, but not limited to, any outsourcing, loan, commercialization of the Supplier Software or commercialization by merging the Supplier Software into another software or adapting the Supplier Software, without the prior written consent from the Supplier;

b)                      do its utmost to maintain the Supplier Software and the relating documentation in good working condition, in order to ensure the correct operation thereof;

c)                        use the Supplier Software in accordance with such documentation and the User Guide, and ensure that the personnel using the Supplier Software has received appropriate training;

d)                        use the Supplier Software exclusively in the technical environment defined in the applicable User Guide, except as otherwise agreed in writing between the parties;

e)                        except as permitted by applicable law, not alter, reverse engineer, modify, correct, translate, disassemble, decompile or adapt the Supplier Software, nor integrate all or part of the Supplier Software in any manner whatsoever into another software product; nor create a software product derived from the Supplier Software save with the Supplier’s prior written approval;

f)                         should the Sublicensor or the Supplier have elected to provide the source code to the Sublicensee, have the right to study and test the Supplier Software, under conditions to be expressly specified by the Sublicensor, but in no event will the Sublicensee have the right to correct, modify or translate the Supplier Software;

g)                      not attempt to discover or re-write the Supplier Software source codes in any manner whatsoever;

h)                     not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights in the Supplier Software;

i)                             not pledge, sell, distribute, grant, sublicense, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the Supplier Software, whether in whole or in part, for the benefit of a third party;

7                                                                    TRAINING

In addition to the User Guide provided with the Supplier Software, training and other assistance will be provided upon the Sublicensee’s request, subject to conditions set forth in the Agreement. Such assistance or training will not operate to relieve the Sublicensee of its sole responsibility with respect to the use of the Supplier Software under this Software Sublicense.

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EXHIBIT I

8                                                                    PROPRIETARY RIGHTS - RIGHT TO CORRECT AND MODIFY

8.1                                                        The Supplier Software is proprietary to the Supplier and the Sublicensor represents and warrants that it has been granted the intellectual property rights necessary to grant this Software Sublicense. The copyright and all other proprietary rights in the Supplier Software are and will remain the property of the Supplier.

8.2                                                        The Supplier may correct or modify its Supplier Software from time to time at its sole discretion and the Sublicensee will not undertake any correction or modification of the Supplier Software without the Sublicensor’s prior written approval.The Sublicensee will install any Updates provided either by the Supplier or the Sublicensor in accordance with the time schedule notified with the provision of such Update(s). In the event of the Sublicensee failing to install any such Update(s), both the Sublicensor and the Supplier will be relieved of any warranty or liability of any kind with respect to the conformity or operation of the Supplier Software.

9                                                                    COPYRIGHT INDEMNITY

The Sublicensee hereby accepts the transfer to its benefit of all transferable and enforceable copyright indemnity conditions related to the corresponding Supplier Software and contained in the applicable Supplier Product Support Agreement.

10                                                            CONFIDENTIALITY

The Supplier Software, this Software Sub-license and their contents are designated as confidential. The Sublicensee undertakes not to disclose the Software Sub-license, the Supplier Software or any parts thereof to any third party without the prior written consent of the Sublicensor, except to the lessee in case of lease of an Aircraft or to the buyer in case of resale of the Aircraft provided that such lessee or buyer agree to maintain the duty of confidentiality as set forth in this Clause 10, without prejudice to any provisions set forth in the Agreement.  In so far as it is necessary to disclose aspects of the Supplier Software to the Sublicensee’s employees, such disclosure is permitted solely for the purpose for which the Supplier Software is supplied and only to those employees who need to know the same, save as permitted herein or where otherwise required pursuant to an enforceable court order or any governmental decision or regulatory provision imposed on the Sublicensee, provided that reasonable prior notice of the intended disclosure is provided to the Sublicensor.

The obligations of the Sublicensee to maintain confidentiality will survive the termination of this Software Sublicense for a period of ten (10) years.

11                                                            ACCEPTANCE

Supplier Software will be deemed accepted as part of the Technical Acceptance Process set out in Clause 8 of the Agreement.

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EXHIBIT I

12                                                            WARRANTY

The Sublicensee hereby accepts the transfer to its benefit of all transferable and enforceable warranties related to the corresponding Supplier Software and contained in the applicable Supplier Product Support Agreement.

As a result, THE SUBLICENSEE acknowledges that the transferable and enforceable warranties, OBLIGATIONS and LIABILITIES contained in the Supplier Product Support Agreement will constitute the sole and exclusive remedy available in the event of any defect or non-conformity of the Supplier Software.

Neither the Supplier nor the Sublicensor will have any liability for data that is entered into the Supplier Software by the Sublicensee and/or used for computation purposes.

13                                                            LIABILITY AND INDEMNITY

The Supplier Software is supplied under the express condition that neither the Supplier nor the Sublicensor will have any liability in contract or in tort arising from or in connection with the use and/or possession by the Sublicensee of the Supplier Software and that the Sublicensee will indemnify and hold the Sublicensor and the Supplier harmless from and against any liabilities and claims from third parties arising from such use and/or possession.

14                                                            EXCUSABLE DELAYS

14.1                                                Neither the Sublicensor nor the Supplier(s) will be responsible nor be deemed to be in default on account of delays in delivery of any Supplier Software or Updates due to causes reasonably beyond Sublicensor’s or its suppliers’ or subcontractors’ (including the Supplier) control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the Sublicensee or the governments of the countries of Sublicensor or its subcontractors or its suppliers (including the Supplier), war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or supplier (including the Supplier) to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor’s or supplier’s (including the Supplier) control or failure of the Sublicensee or the Supplier to comply with its obligations arising out of the present Software Sublicense.

14.2                                              The Sublicensor will, and/or will cause the Supplier to, as soon as practicable after becoming aware of any delay falling within the provisions of this Article, notify the Sublicensee of such delay and of the probable extent thereof and will, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume delivery of the delayed Supplier Software or Update.

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EXHIBIT I

15                                                            TERMINATION

In the event of breach of an obligation set forth in this Software Sublicense by either the Sublicensor or the Sublicensee, which is not cured within 30 days from the date of receipt of a written notice notifying the breach, the non-breaching party will be entitled to terminate this Software Sublicense.

In the event of termination for any cause, the Sublicensee will no longer have any right to use the Supplier Software and will return to the Supplier all copies of the Supplier Software and any relating documentation together with an affidavit to that effect.

16                                                            GENERAL PROVISIONS

16.1                                              This Software Sublicense is an Exhibit to the Agreement and integrally forms part thereof. As a result, any non-conflicting terms of the Agreement are deemed incorporated herein to the extent they are relevant in the context of this Software Sublicense.

16.2                                                In the event of any inconsistency or discrepancy between any term of this Software Sublicense and any term of the Agreement (including any Appendix or other Exhibits thereto), the terms of this Software Sublicense will take precedence over the conflicting terms of the Agreement to the extent necessary to resolve such inconsistency or discrepancy.

16.3                                                The Sublicensee acknowledges that the Supplier Software covered under the present Sub-license Agreement is also subject to the conditions relative to each Supplier Software set forth in the corresponding Supplier Product Support Agreement. In the event of any inconsistency between the terms of this Sub-license Agreement and the terms contained in the corresponding Supplier Product Support Agreement, the latter will prevail to the extent of such inconsistency.

16.4                                            This Software Sublicense is subject to and construed and the performance thereof will be determined in accordance with the laws in effect in the State of New York without regard to conflict of laws principles that could result in the application of the laws of any other jurisdiction.   All disputes arising in connection with this Software Sublicense will be submitted to the competent courts of New York, and the parties hereby agree to submit to the jurisdiction of those courts.

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LETTER AGREEMENT Nº 1

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

March 3, 2015

Subject  : [*]

AIR LEASE CORPORATION (“the Buyer”) and AIRBUS S.A.S. (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of the date hereof which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 1 Ref. CLC-CT1405166	Page 1/3

LETTER AGREEMENT Nº 1

1.         [*]

2.         [*]

3.         [*]

4.         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 1 Ref. CLC-CT1405166	Page 2/3

LETTER AGREEMENT Nº 1

If the foregoing correctly sets forth your understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ Steven F. Udvar-Házy	By:	/s/ John J. Leahy

Its:	Chairman and CEO	Its:	Chief Operating Officer - Customers

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 1 Ref. CLC-CT1405166	Page 3/3

LETTER AGREEMENT Nº 2

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

March 3, 2015

Subject  : [*]

AIR LEASE CORPORATION (“the Buyer”) and AIRBUS S.A.S. (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of the date hereof which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 2 Ref. CLC-CT1405166	Page 1/3

LETTER AGREEMENT Nº 2

1.                                                      [*]

2.                                                      [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
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LETTER AGREEMENT Nº 2

If the foregoing correctly sets forth your understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ Steven F. Udvar-Házy	By:	/s/ John J. Leahy

Its:	Chairman and CEO	Its:	Chief Operating Officer - Customers

Air Lease Corporation
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LETTER AGREEMENT Nº 3

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

March 3, 2015

Subject: [*]

AIR LEASE CORPORATION (“the Buyer”) and AIRBUS S.A.S. (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of the date hereof which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 3 Ref. CLC-CT1405166	Page 1/2

LETTER AGREEMENT Nº 3

1.                                                      [*]

2.                                                      [*]

3.                                                      [*]

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By:	/s/ Steven F. Udvar-Házy	By:	/s/ John J. Leahy

Its:	Chairman and CEO	Its:	Chief Operating Officer - Customers

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 3 Ref. CLC-CT1405166	Page 2/2

LETTER AGREEMENT Nº 4

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

March 3, 2015

Subject  : [*]

AIR LEASE CORPORATION (“the Buyer”) and AIRBUS S.A.S. (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of the date hereof which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 4 Ref. CLC-CT1405166	Page 1/4

LETTER AGREEMENT Nº 4

1.                                                      [*]

2.                                                      [*]

3.                                                      [*]

4.                                                      [*]

5.                                                      [*]

6.                                                      [*]

7.                                                      [*]

8.                                                      [*]

9.                                                      [*]

10.                                              [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 4 Ref. CLC-CT1405166	Page 2/4

LETTER AGREEMENT Nº 4

If the foregoing correctly sets forth your understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By:	/s/ Steven F. Udvar-Házy	By:	/s/ John J. Leahy

Its:	Chairman and CEO	Its:	Chief Operating Officer - Customers

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 4 Ref. CLC-CT1405166	Page 3/4

LETTER AGREEMENT Nº 4

APPENDIX 1 – [*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 4 Ref. CLC-CT1405166	Page 4/4

LETTER AGREEMENT N° 5A

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A

March 3, 2015

Subject: [*]

AIR LEASE CORPORATION (“the Buyer”) and AIRBUS S.A.S. (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of the date hereof which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
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Ref. CLC-CT1405166

LETTER AGREEMENT N° 5A

1                                                 [*]

2                                                 [*]

3                                                 [*]

4                                                 [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
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Ref. CLC-CT1405166

LETTER AGREEMENT N° 5A

5                                                 [*]

6                                                 [*]

7                                                 [*]

8                                                 [*]

9                                                 [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
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Ref. CLC-CT1405166

LETTER AGREEMENT N° 5A

If the foregoing sets forth our understanding please execute two (2) originals in the space provided below and return one (1) original to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By: /s/ Steven F. Udvar-Házy	By: /s/ John J. Leahy

Its: Chairman and CEO	Its: Chief Operating Officer - Customers

Air Lease Corporation
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Ref. CLC-CT1405166

LETTER AGREEMENT N° 5A

APPENDIX A – [*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
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Ref. CLC-CT1405166

LETTER AGREEMENT N° 5B

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A

March 3, 2015

Subject: [*]

AIR LEASE CORPORATION (“the Buyer”) and AIRBUS S.A.S. (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of the date hereof which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
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Ref. CLC-CT1405166

LETTER AGREEMENT N° 5B

1                                                 [*]

2                                                 [*]

3                                                 [*]

4                                                 [*]

5                                                 [*]

6                                                 [*]

7                                                 [*]

8                                                 [*]

9                                                 [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 5B	Page 2/4
Ref. CLC-CT1405166

LETTER AGREEMENT N° 5B

If the foregoing sets forth our understanding please execute two (2) originals in the space provided below and return one (1) original to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By: /s/ Steven F. Udvar-Házy	By: /s/ John J. Leahy

Its: Chairman and CEO	Its: Chief Operating Officer - Customers

Air Lease Corporation
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Ref. CLC-CT1405166

LETTER AGREEMENT N° 5B

APPENDIX A – [*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
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Ref. CLC-CT1405166

LETTER AGREEMENT N° 6

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

March 3, 2015

Subject  : [*]

AIR LEASE CORPORATION (“the Buyer”) and AIRBUS S.A.S. (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of the date hereof which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 6	Page 1/3
Ref. CLC-CT1405166

LETTER AGREEMENT N° 6

1.                                                      [*]

2.                                                      [*]

3.                                                      [*]

4.                                                      [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 6	Page 2/3
Ref. CLC-CT1405166

LETTER AGREEMENT N° 6

If the foregoing correctly sets forth your understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By: /s/ Steven F. Udvar-Házy	By: /s/ John J. Leahy

Its: Chairman and CEO	Its: Chief Operating Officer - Customers

Air Lease Corporation
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Ref. CLC-CT1405166

LETTER AGREEMENT N° 7

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

March 3, 2015

Subject: [*]

AIR LEASE CORPORATION (“the Buyer”) and AIRBUS S.A.S. (“the Seller”) have entered into a Purchase Agreement (“the Agreement”) dated as of the date hereof which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 7	Page 1/5
Ref. CLC-CT1405166

LETTER AGREEMENT N° 7

1.                                                      [*]

2.                                                      [*]

3.                                                      [*]

4.                                                      [*]

5.                                                      [*]

6.                                                      [*]

7.                                                      [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 7	Page 2/5
Ref. CLC-CT1405166

LETTER AGREEMENT N° 7

If the foregoing correctly sets forth your understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ Steven F. Udvar-Házy	By:	/s/ John J. Leahy

Its:	Chairman and CEO	Its:	Chief Operating Officer - Customers

Air Lease Corporation
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Ref. CLC-CT1405166

LETTER AGREEMENT N° 7	Appendix A

[*]

[*]

[*]

[*]

[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
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Ref. CLC-CT1405166

LETTER AGREEMENT N° 7	Appendix B

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Ref. CLC-CT1405166

LETTER AGREEMENT N° 8

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

March 3, 2015

Subject : EUROPEAN EXPORT CREDIT FINANCING

AIR LEASE CORPORATION (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated March 3, 2015 which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

[*]

Subject (i) to the approval of the European authorities responsible for export credits and (ii) to the unrestricted support of the Export Credit Agencies, an export credit facility (the “Facility”) in respect of an Aircraft as described hereafter may be granted to the Buyer (each such Aircraft hereafter referred to as a “Relevant Aircraft”).

The Facility shall include guarantees given by each Export Credit Agency in favour of international lending banks of recognised standing acceptable to the Export Credit Agencies (the “Banks).

The terms and conditions under which a Facility may be granted to the Buyer as at the date hereof are described in the attached Appendix A. Such terms and conditions are subject to amendment by the Export Credit Agencies and shall reflect the then prevailing terms of export credit for civil aircraft as governed by the Organisation for Economic Cooperation and Development (“OECD”). Upon request, the Seller will provide the Buyer with the latest version of the Appendix A reflecting the prevailing terms at the time.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 1	Page 1/8
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LETTER AGREEMENT N° 8

If the foregoing correctly sets forth your understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By:	/s/ Steven F. Udvar-Házy	By:	/s/ John J. Leahy

Its:	Chairman and CEO	Its:	Chief Operating Officer - Customers

Air Lease Corporation
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LETTER AGREEMENT N° 8

APPENDIX A

GENERAL TERMS AND CONDITIONS

Capitalized terms used herein and not otherwise defined in this Appendix shall have the meanings assigned thereto in the Agreement or as defined in the Sector Understanding on Export Credit for Civil Aircraft as entered into force on February 1, 2011 as may be further amended from time to time by the OECD.

Unless  otherwise  stated  or  decided  by  the  Export  Credit  Agencies  in  their  sole discretion, the following general terms and conditions shall apply to the Facility:

1          Purpose and Amount

The amount of the Facility shall be up to a maximum of eighty-five percent (85%) if the Buyer is in risk category 2 or below, up to a maximum of eighty percent (80%) if the Buyer is in risk category 1, or such lesser percentage as may be selected by the Buyer or imposed by the Export Credit Agencies, in each case of the Net Aircraft Price of the Relevant Aircraft.

The list of these risk categories is defined by experts nominated by the members of the OECD. Such list is confidential to the OECD members and is updated on an on-going basis. The risk classifications reflect the senior unsecured credit rating of the Buyer (see Table 1 in appendix).

The Net Aircraft Price shall be equal to the Final Price (as defined in the Agreement) of the Relevant Aircraft including the engines/propulsion systems (the “Engines”) installed on such Relevant Aircraft after taking into account all price discounts and other cash credits, less all other credits or concessions of any kind of the Seller and/or the selected engine/propulsion system manufacturer (the “Engine Manufacturer”) related or fairly allocable thereto.

Subject to the Export Credit Agencies’ prior approval, the Net Aircraft Price may include Buyer Furnished Equipment installed on the Relevant Aircraft in an amount agreed by the Export Credit Agencies.

As requested by the Export Credit Agencies, the Buyer shall provide the Seller with a declaration signed by the selected Engine Manufacturer, indicating the total amount of the credit memoranda made available to the Buyer with respect to the Engines installed on the relevant Aircraft.

2          Participation and Currencies

The level of participation in the Facility from the British, French and German Export Credit Agency shall depend on the aircraft type and the Engine selected by the Buyer.

The Buyer may select from the following eligible currencies the currency in which he wishes to denominate the Facility.

The currencies that are eligible for such Facility are Euros (“EUR”), Japanese Yen (“JPY”), UK Sterling Pounds (“GBP”), US Dollars (“USD”) and other fully convertible currencies for which there are market references.

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LETTER AGREEMENT N° 8

3          Drawdowns and Payment to the Seller

The Facility relating to the Relevant Aircraft shall be drawn down upon delivery of such Relevant Aircraft and shall be disbursed directly to the Seller upon satisfactory presentation, inter alia, of the following documents:

(i)         an aircraft invoice issued by the Seller and

(ii)        the Certificate of Acceptance

in each case in respect of the Relevant Aircraft duly signed by a representative of the Buyer

Notwithstanding any decision by the Buyer to select a currency or currencies other than USD, the Seller shall receive the Final Price in USD at delivery of the Relevant Aircraft.

4          Term and Repayment of the Facility

The term of the Facility (the “Term”) shall not exceed twelve (12) years.

Unless otherwise decided by the Export Credit Agencies in their sole discretion, the British, French and German portions shall be repayable in a series of annuity style equal payments of rent in the case of a Lease Facility (as defined below) to amortise the Facility in respect of the Relevant Aircraft to zero over the Term.

There shall be no extension of the repayment Term by way of sharing of rights in the security on a pari passu basis with commercial lenders for the officially supported export credit.

The period between each payment shall be no greater than three (3) months and the first payment shall become payable no later than three (3) months after delivery of the Relevant Aircraft.

5          Interest

Interest on the Facility shall be payable in arrears on the unpaid balance of  principal, on the same date as and together with the instalments of principal except when lease payments in advance are requested as a Risk Mitigant (as defined below) and in the currency(ies) in which the Facility is denominated.

The rate of interest shall be negotiated directly with the Banks and shall be either a floating rate or a fixed rate. Subject to the Export Credit Agencies’ prior approval, the Facility may also include an option to switch from a floating rate to a fixed rate on terms and conditions to be defined.

6          Expenses and Taxes

The Buyer shall be responsible for all legal expenses, professional fees as well as taxes and other costs arising out of or in connection with the application for, the provision and administration of the Facility, including the Export Credit Agencies’ travel expenses related to the Buyer’s presentation and/or to the negotiation of the Facility, whether or not the Facility is

Air Lease Corporation
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LETTER AGREEMENT N° 8

actually used. All corporate and governmental approvals necessary for the performance of the Buyer’s obligations under the Facility shall be obtained by the Buyer so that the payment of all amounts due to the Banks shall be satisfied without delay, such payments to be without deduction on account of any existing or future withholding taxes, charges, levies or other duties whatsoever. If however any such deduction has to be made, the Buyer shall compensate the Banks for such deduction and shall obtain all necessary approvals for this purpose so that the Banks receive the same net amount as they would have received had no such deduction been made.

7          Security and Form of the Facility

As security for the repayment of the Facility, the Buyer shall provide a full security package satisfactory to the Export Credit Agencies and the Banks.

The standard form of the Facility shall be a finance lease (the “Lease Facility”). Under the Lease Facility, the Banks shall create a special purpose vehicle (“SPV”) which (i) shall receive title to the Relevant Aircraft pursuant to an assignment to the SPV of the relevant rights and obligations of the Buyer under the Agreement, and (ii) shall lease such Relevant Aircraft to the Buyer for the Term of the Facility.

Upon expiry of the Lease Facility and provided that no event of default has occurred or is continuing and provided no cross default and no cross collateralization have been called by the ECAs, the Buyer shall be entitled to purchase the Relevant Aircraft for the greater of the amount of 1$ and the outstanding amount due under the Lease Facility. Upon the exercise by the Buyer of the purchase option and payment of all amounts due under the Lease Facility, title to the Relevant Aircraft shall be transferred from the SPV to the Buyer simultaneously.

8          Premium

The premium to be paid up-front by the Buyer to the Export Credit Agencies in respect of the Facility shall be decided by the Export Credit Agencies. It shall be no less than the Minimum Premium Rates, or if the operator of the aircraft object (and, if different, the borrower/buyer or lessor if, in view of the government providing the official support, the structure of the transaction so warrants) is based in a State where the Cape Town Convention applies, the Minimum Premium Rates with a reduction of 10% [Table 1 sets out the current Minimum Premium Rates with and without the Cape Town discount.]

The Minimum Premium Rate incorporates (i) a Risk Based Rate which is reset every year to reflect Moody’s annual Loss Given Default over a four-year period, and (ii) a Market Reflective Surcharge which is adjusted every quarter.

The calculation of the Risk Based Rate depends on the risk classification of the Buyer. The premium payable is expressed as a percentage of the amount of the Facility granted by the Export Credit Agencies.

The Buyer may benefit from a 10% Premium reduction if the Buyer and the operator of the aircraft the subject of the ECA application is based in a jurisdiction that has ratified the Cape Town Convention with the qualifying declarations as defined by the OECD and has incorporated the Treaty in its set of domestic laws.

Air Lease Corporation
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LETTER AGREEMENT N° 8

9          Main Terms of Financing

The Export Credit Agencies may, upon request of the Buyer, agree to provide financing support at or above the Minimum Premium Rate if all the conditions below are fulfilled to the satisfaction of the Export Credit Agencies and the Banks:

(i)         an asset-backed transaction

(ii)        a first priority security interest in the Relevant Aircraft

(iii)       no more than 85% advance rate of the Net Aircraft Price (except if the Buyer is in risk category 1 in which case it is no more than 80%)

(iv)       no less frequently than quarterly mortgage-style payments

(v)        cross default and cross collateralization of all aircraft and engines owned legally and beneficially by the same parties under the proposed financing.

The transaction should be structured to include a minimum number of Risk Mitigants (as defined below) as set out in table below :

		Risk Mitigants
ASU Risk Category	Risk Rating	Total “A” + “B” Risk Mitigants	Minimum number of “A” Risk Mitigants	Minimum number of “B” Risk Mitigants
1	AAA to BBB-	0	0	0
2	BB+ and BB	0	0	0
3	BB-	1	1	0
4	B+	2	1	1
5	B	2	1	1
6	B-	3	2	1
7	CCC	4	3	1
8	CC to C	4	3	1

Risk Mitigants shall be defined as follows:

“A” Risk Mitigants

I.    each 5% reduction from the 85% Net Aircraft Price advance rate, (e.g. 70% advance rate where three A Risk Mitigants are required);

II.   a straight line amortisation

III.  a repayment term, which does not exceed ten years

“B” Risk Mitigants

I-    Security Deposit in an amount equal to one quarterly instalment of principal and interest

II-   Lease payments in advance,

III-  Maintenance reserves in a form and amount which reflect best market practices.

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LETTER AGREEMENT N° 8

Subject to prior approval by the Export Credit Agencies, one of the “A” Risk Mitigants may be replaced by a 15% surcharge on the applicable Minimum Premium Rate.

The Export Credit Agencies may also, upon request of the Buyer, agree to support the financing of the applicable premium with the amount of the premium being added to the initial amount of principal under the Facility.

10        Fees

10.1     Banks’ Fees

The Buyer shall be responsible for negotiating with the Banks the fees to be paid to them in connection with the preparation, negotiation, execution and granting of the Facility.

10.2       Export Credit Agencies’ fees

The Buyer shall pay a premium-holding fee on any undrawn portion of the official support during any premium-holding period, as follows:

(i)           for the first six months of the holding period: zero basis points per annum

(ii)          for the second six months of the holding period: 12.5 basis points per annum

(iii)         for the third six months of the holding period: 25 basis points per annum

11          Miscellaneous

11.1     The Buyer shall notify the Seller of its intention to request the Facility not less than six (6) months before the first day of the scheduled month of delivery of the relevant Aircraft with a view to entering into the Facility with the Banks not less than two (2) months before the scheduled date of delivery of the relevant Aircraft.

11.2     The support of the Export Credit Agencies is subject, inter alia, to:

(i)           a case-by-case assessment of the credit risk;

(ii)          the financing structure, including securities, being acceptable to the Export Credit Agencies;

(iii)              receipt by the Export Credit Agencies of all material information relating to the financial, operational and ownership situation of the Buyer (both historical and anticipated) in due time, and, if required, from time to time, a presentation of the then current situation by the Buyer to the Export Credit Agencies.

The Export Credit Agencies may also require additional information from the Buyer before reaching a final decision. The Buyer shall be responsible for all costs relating to the provision of the information requested by the Export Credit Agencies.

Air Lease Corporation
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LETTER AGREEMENT N° 8

Table 1

[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
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LETTER AGREEMENT N°9

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

March 3, 2015

Subject: [*]

AIR LEASE CORPORATION (“ALC”) and AIRBUS S.A.S. (“Airbus”) have entered into a Purchase Agreement (the “Agreement”) dated as of the date hereof which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
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LETTER AGREEMENT N°9

[*]

1.                                   [*]

[*]

2.                                   Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Seller herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this paragraph shall be void and of no force or effect.

3.                                   Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party.  In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

4.                                   Counterparts

This Letter Agreement may be signed in separate counterparts.  Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

5.                                   Law and Jurisdiction

THIS LETTER AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PROVISIONS. ANY DISPUTE ARISING HEREUNDER WILL BE REFERRED TO THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH JURISDICTION.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS LETTER AGREEMENT.

EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 9 –	Page 2/4
Ref. CLC-CT1405166

LETTER AGREEMENT N°9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to Airbus.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By:	/s/ Steven F. Udvar-Házy	By:	/s/ John J. Leahy

Its:	Chairman and CEO	Its:	Chief Operating Officer - Customers

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 9 –	Page 3/4
Ref. CLC-CT1405166

LETTER AGREEMENT N°9

Schedule 1

[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
A330neo Purchase Agreement - Letter Agreement N° 9 –	Page 4/4
Ref. CLC-CT1405166